                                                                    Exhibit 10.4

                                                           EXECUTION COUNTERPART

================================================================================



                                CREDIT AGREEMENT


                           dated as of August 27, 1997

                                      among

                             DYERSBURG CORPORATION,

                    DYERSBURG FABRICS LIMITED PARTNERSHIP, I,

                     UNITED KNITTING LIMITED PARTNERSHIP, I,

                          IQUE LIMITED PARTNERSHIP, I,

                           ALAMAC KNIT FABRICS, INC.,


                           THE LENDERS LISTED HEREIN,



                             SUNTRUST BANK, ATLANTA,
                                    AS AGENT

                                       and

                             SUNTRUST BANK, ATLANTA,
                               AS COLLATERAL AGENT




================================================================================

                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
ARTICLE 1.        DEFINITIONS; CONSTRUCTION............................................................2
         Section 1.01.  Definitions....................................................................2
         Section 1.02.  Accounting Terms and Determination............................................26
         Section 1.03.  Other Definitional Terms......................................................27
         Section 1.04.  Exhibits and Schedules........................................................27

ARTICLE 2.        TERM LOANS..........................................................................27
         Section 2.01.  Amount of Term Loans..........................................................27
         Section 2.02.  Notes; Repayment of Principal.................................................28
         Section 2.03.  Mandatory Prepayments.........................................................28
         Section 2.04.  Use of Proceeds...............................................................29

ARTICLE 3.        REVOLVING LOANS.....................................................................29
         Section 3.01.  Description of Revolving Credit Facilities....................................29
         Section 3.02.  Revolving Loans...............................................................30
         Section 3.03.  Swing Line Loans..............................................................30
         Section 3.04.  L/C Subcommitment.............................................................32
         Section 3.05.  Notice of Issuance of Letter of Credit; Agreement to Issue....................32
         Section 3.06.  Payment of Amounts drawn under Letter of Credit...............................33
         Section 3.07.  Payment by Lenders............................................................34
         Section 3.08   Obligations Absolute..........................................................34
         Section 3.09.  Indemnification; Nature of Agent's Duties.....................................35
         Section 3.10.  Reductions of Revolving Loan Commitments......................................36
         Section 3.11.  Mandatory Prepayments of Revolving Loans......................................36
         Section 3.12.  Use of Proceeds...............................................................37

ARTICLE 4.        GENERAL LOAN TERMS..................................................................37
         Section 4.01.  Funding Notices...............................................................37
         Section 4.02.  Disbursement of Funds.........................................................39
         Section 4.03.  Interest......................................................................41
         Section 4.04.  Interest Periods..............................................................42
         Section 4.05.  Fees..........................................................................43
         Section 4.06.  Voluntary Prepayments of Borrowings...........................................44
         Section 4.07.  Payments, etc.................................................................45
         Section 4.08.  Interest Rate Not Ascertainable, etc..........................................46
         Section 4.09.  Illegality....................................................................47
         Section 4.10.  Increased Costs...............................................................47
         Section 4.11.  Lending Offices...............................................................49
         Section 4.12.  Funding Losses................................................................49

                                                                                                    PAGE
                                                                                                    ----
         Section 4.13.  Assumptions Concerning Funding of Eurodollar Advances.........................50
         Section 4.14.  Apportionment of Payments.....................................................50
         Section 4.15.  Sharing of Payments, Etc......................................................50
         Section 4.16.  Capital Adequacy..............................................................50
         Section 4.17.  Limitation on Certain Payment Obligations.....................................51
         Section 4.18.  Benefits to Guarantors........................................................52
         Section 4.19.  Application of Loan Proceeds to Maturing Loans................................52

ARTICLE 5.        CONDITIONS TO BORROWINGS............................................................52
         Section 5.01.  Conditions Precedent to Initial Loans and Letters of Credit...................52
         Section 5.02.  Conditions to All Loans and Letters of Credit.................................56

ARTICLE 6.        REPRESENTATIONS AND WARRANTIES......................................................57
         Section 6.01.  Organizational Existence; Compliance with Law.................................57
         Section 6.02.  Organizational Power; Authorization...........................................57
         Section 6.03.  Enforceable Obligations.......................................................58
         Section 6.04.  No Legal Bar..................................................................58
         Section 6.05.  No Material Litigation........................................................58
         Section 6.06.  Investment Company Act, Etc...................................................58
         Section 6.07.  Margin Regulations............................................................58
         Section 6.08.  Compliance With Environmental Laws............................................58
         Section 6.09.  Insurance.....................................................................59
         Section 6.10.  No Default....................................................................59
         Section 6.11.  No Burdensome Restrictions....................................................59
         Section 6.12.  Taxes.........................................................................60
         Section 6.13.  Subsidiaries..................................................................60
         Section 6.14.  Financial Statements..........................................................60
         Section 6.15.  ERISA.........................................................................61
         Section 6.16.  Patents, Trademarks, Licenses, Etc............................................62
         Section 6.17.  Ownership of Property.........................................................63
         Section 6.18.  Indebtedness..................................................................63
         Section 6.19.  Financial Condition...........................................................63
         Section 6.20.  Intercompany Loans............................................................63
         Section 6.21.  Labor Matters.................................................................64
         Section 6.22.  Payment or Dividend Restrictions..............................................64
         Section 6.23.  Alamac Acquisition............................................................64
         Section 6.24   Continuing Business of Alamac Holdings........................................64
         Section 6.25.  Consents to Alamac Acquisition................................................65
         Section 6.26.  Obligations Constitute Designated Senior Debt.................................65
         Section 6.27.  Representations and Warranties Relating to Accounts...........................65

                                                                                                    PAGE
                                                                                                    ----
         Section 6.28.  Representations and Warranties Relating to Inventory..........................66
         Section 6.29.  Disclosure....................................................................66

ARTICLE 7.        AFFIRMATIVE COVENANTS...............................................................66
         Section 7.01.  Organizational Existence, Etc.................................................66
         Section 7.02.  Compliance with Laws, Etc.....................................................66
         Section 7.03.  Payment of Taxes and Claims, Etc..............................................67
         Section 7.04.  Keeping of Books..............................................................67
         Section 7.05.  Visitation, Inspection, Etc...................................................67
         Section 7.06.  Insurance; Maintenance of Properties..........................................67
         Section 7.07.  Reporting Covenants...........................................................68
         Section 7.08.  Alamac Acquisition Agreement..................................................72
         Section 7.09.  Financial Covenants...........................................................72
         Section 7.10.  Notices Under Certain Other Indebtedness......................................75
         Section 7.11.  Additional Credit Parties and Collateral......................................75
         Section 7.12.  Additional Reports............................................................76
         Section 7.13.  Post Closing Requirements.....................................................76

ARTICLE 8.        NEGATIVE COVENANTS..................................................................76
         Section 8.01.  Indebtedness..................................................................76
         Section 8.02.  Liens.........................................................................77
         Section 8.03.  Mergers, Asset Sales, Etc.....................................................78
         Section 8.04.  Dividends, Etc................................................................79
         Section 8.05.  Acquisitions; Investments, Loans, Etc.  ......................................80
         Section 8.06.  Sale and Leaseback Transactions...............................................81
         Section 8.07.  Transactions with Affiliates..................................................81
         Section 8.08.  Prepayments...................................................................82
         Section 8.09.  Changes in Business...........................................................82
         Section 8.10.  ERISA.........................................................................82
         Section 8.11.  Additional Negative Pledges...................................................82
         Section 8.12.  Limitation on Payment Restrictions Affecting Consolidated Companies...........82
         Section 8.13.  Actions Under Certain Documents...............................................83
         Section 8.14.  Designated Senior Debt; Ability to Incur Additional Senior Debt...............83
         Section 8.15.  Change of Fiscal Year.........................................................83
         Section 8.16.  Sale or Discount of Receivables...............................................83

ARTICLE 9.        EVENTS OF DEFAULT...................................................................84
         Section 9.01.  Payments......................................................................84
         Section 9.02.  Covenants Without Notice......................................................84

                                                                                                    PAGE
                                                                                                    ----
         Section 9.03.  Other Covenants...............................................................84
         Section 9.04.  Representations...............................................................84
         Section 9.05.  Non-Payments of Other Indebtedness............................................84
         Section 9.06.  Defaults Under Other Agreements...............................................84
         Section 9.07.  Bankruptcy....................................................................85
         Section 9.08.  ERISA.........................................................................85
         Section 9.09.  Judgment......................................................................86
         Section 9.10.  Ownership of Credit Parties...................................................86
         Section 9.11.  Change in Control of Parent...................................................86
         Section 9.12.  Default Under Other Credit Documents..........................................86
         Section 9.13.  Default Under Interest Rate Contract or Currency Contract.....................86
         Section 9.14.  Attachments...................................................................86

ARTICLE 10.       THE AGENT; COLLATERAL AGENT.........................................................87
         Section 10.01   Appointment of Agent.........................................................87
         Section 10.02.  Appointment of Collateral Agent..............................................87
         Section 10.03.  Nature of Duties of Agents...................................................88
         Section 10.04.  Lack of Reliance on the Agents...............................................88
         Section 10.05.  Certain Rights of the Agents.................................................89
         Section 10.06.  Reliance by Agents...........................................................89
         Section 10.07.  Indemnification of Agents....................................................89
         Section 10.08.  The Agents in their Individual Capacity......................................90
         Section 10.09.  Holders of Notes.............................................................90
         Section 10.10.  Successor Agents.............................................................90

ARTICLE 11.       MISCELLANEOUS.......................................................................91
         Section 11.01.  Notices......................................................................91
         Section 11.02.  Amendments, Etc..............................................................91
         Section 11.03.  No Waiver; Remedies Cumulative...............................................92
         Section 11.04.  Payment of Expenses, Etc.....................................................92
         Section 11.05.  Right of Setoff..............................................................94
         Section 11.06.  Benefit of Agreement; Assignments; Participations............................94
         Section 11.07.  Governing Law; Submission to Jurisdiction....................................96
         Section 11.08.  Confidentiality..............................................................97
         Section 11.09.  Independent Nature of Lenders' Rights........................................98
         Section 11.10.  Intent Not To Violate Usury Laws.............................................98
         Section 11.11.  Counterparts.................................................................99
         Section 11.12.  Survival.....................................................................99
         Section 11.13.  Severability.................................................................99
         Section 11.14.  Independence of Covenants....................................................99

                                                                                                    PAGE
                                                                                                    ----
         Section 11.15.  Change in Accounting Principles, Fiscal Year or Tax Laws.....................99
         Section 11.16.  Headings Descriptive; Entire Agreement......................................100

                  EXHIBITS

EXHIBIT A         -        FORM OF TERM NOTE
EXHIBIT B         -        FORM OF REVOLVING NOTE
EXHIBIT C         -        FORM OF SWING LINE NOTE
EXHIBIT D-1       -        FORM OF PARENT GUARANTY
EXHIBIT D-2       -        FORM OF AFFILIATE GUARANTY
EXHIBIT E-1       -        FORM OF BORROWER SECURITY AGREEMENT
EXHIBIT E-2       -        FORM OF AFFILIATE SECURITY AGREEMENT
EXHIBIT F-1       -        FORM OF PLEDGE AND SECURITY AGREEMENT
EXHIBIT F-2       -        FORM OF PARENT PLEDGE AND SECURITY AGREEMENT
EXHIBIT F-3       -        FORM OF BOND PLEDGE AGREEMENT
EXHIBIT G         -        FORM OF CLOSING CERTIFICATE
EXHIBIT H-1       -        FORM OF BORROWER'S COUNSEL OPINION
EXHIBIT H-2       -        FORM OF NORTH CAROLINA'S COUNSEL OPINION
EXHIBIT I         -        FORM OF CONTRIBUTION AGREEMENT
EXHIBIT J         -        FORM OF BORROWING BASE CERTIFICATE
EXHIBIT K         -        FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                  SCHEDULES

SCHEDULE 1.01         -    REAL PROPERTY
SCHEDULE 2.02         -    TERM LOAN AMORTIZATION SCHEDULE
SCHEDULE 5.01         -    UCC SEARCH LOCATIONS
SCHEDULE 6.01         -    SUBSIDIARIES OF PARENT
SCHEDULE 6.05         -    LITIGATION
SCHEDULE 6.08(A)      -    ENVIRONMENTAL CLAIMS
SCHEDULE 6.08(B)      -    ENVIRONMENTAL NOTICES
SCHEDULE 6.11         -    BURDENSOME RESTRICTIONS
SCHEDULE 6.12         -    TAXES
SCHEDULE 6.13         -    MATERIAL SUBSIDIARIES
SCHEDULE 6.15         -    ERISA MATTERS
SCHEDULE 6.16         -    PATENTS AND TRADEMARKS
SCHEDULE 6.20         -    INTERCOMPANY LOANS
SCHEDULE 6.21         -    LABOR MATTERS
SCHEDULE 6.22         -    PAYMENT OR DIVIDEND RESTRICTIONS
SCHEDULE 7.09         -    PRO FORMA FINANCIAL COVENANT CALCULATIONS
SCHEDULE 8.01(B)      -    EXISTING INDEBTEDNESS
SCHEDULE 8.02         -    EXISTING LIENS

                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT made and entered into as of August 27, 1997, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA, a banking corporation organized under the laws of the State of Georgia ("STBA"), the other financial institutions listed on the signatures pages hereof (STBA and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, in its capacity as agent for the Lenders and each successor agent for such Lenders as may be appointed from time to time pursuant to Article X hereof (the "Agent") and SUNTRUST BANK, ATLANTA, in its capacity as collateral agent for the Agent and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article X hereof (the "Collateral Agent");


                              W I T N E S S E T H:


                  WHEREAS, Parent owns, directly or indirectly, all of the outstanding shares of capital stock or partnership interests of the DFLP, UKLP and IQLP;

                  WHEREAS, simultaneously upon the funding of the initial advance pursuant to this Agreement, Parent will be (i) consummating the Alamac Acquisition pursuant to the terms of the Alamac Acquisition Agreement (such terms and other terms used in these recitals having the meanings assigned thereto in Section 1.01 of this Agreement), whereupon Parent will own, indirectly, all of the outstanding shares of capital stock of Alamac, (ii) issuing the Senior Subordinated Notes, and (iii) repaying all Indebtedness outstanding pursuant to the Existing Credit Agreement and Existing Senior Notes (collectively, the "Transaction");

                  WHEREAS, the Lenders, the Agent, and the Collateral Agent have agreed to extend certain credit facilities to the Borrowers to allow for, among other things, (i) the repayment, on the Closing Date, of all amounts outstanding under the Existing Credit Agreement and the Existing Senior Notes, (ii) the funding, on the Closing Date, of a portion of the purchase price and expenses incurred in connection with the Alamac Acquisition, (iii) after the Closing Date, borrowings for the working capital and general corporate and partnership purposes of the Borrowers, and (iv) on and after the Closing Date, the issuance or deemed issuance by the Agent of Letters of Credit on behalf of or for the benefit of the Borrowers, all on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Agent and the Collateral Agent agree as follows:

                                   ARTICLE 1.

                            DEFINITIONS; CONSTRUCTION

                  SECTION 1.01. DEFINITIONS. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

                  "Account Debtor" shall mean any Person who is or who may become obligated to any Revolving Borrower under or on account of a Receivable.

                  "Acquisition" shall mean any transaction, or any series of related transactions, by which Parent and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of a 50% or more ownership interest in any such Person.

                  "Adjusted Funded Debt Coverage Ratio" shall mean, as of the last day of any fiscal quarter of Parent, the ratio of (A) Total Adjusted Funded Debt as of such date, to (B) Consolidated EBITDAR for the fiscal quarter then ending and the immediately preceding three fiscal quarters.

                  "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for a Eurodollar Advance, the rate obtained by dividing (A) LIBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserves requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D).

                  "Adjusted Working Capital" shall mean, as of the date of any determination (i) the sum of all inventory, prepaid expenses and accounts receivable of the Consolidated Companies, minus (ii) the sum of all accounts payable and accrued expenses of the Consolidated Companies, in each case, determined on a consolidated basis in conformity with GAAP.

                  "Ad Valorem Bonds" shall mean those certain industrial revenue bonds issued in connection with that certain lease financing for the construction and equipping of DFLP's knitting facility in Dyersburg, Tennessee in the amount of approximately $7,600,000.

                  "Advance" shall mean any principal amount advanced or to be advanced and outstanding at any time under (i) the Term Loans or the Revolving Loans, which Advance shall be made or outstanding as a Base Rate Advance or Eurodollar Advance, as the case may be, or (ii) the

Swing Line Loans, which Advance shall be made or outstanding as a Base Rate Advance or Transaction Rate Advance, as the case may be.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

                  "Affiliate Guaranty Agreement" shall mean that certain Guaranty Agreement executed by the Guarantors (other than the Parent) in favor of the Lenders and the Agents, substantially in the form of Exhibit D-2, as the same may be amended, restated or supplemented from time to time.

                  "Affiliate Security Agreement" shall mean that certain Security Agreement executed by each of the Guarantors (other than the Revolving Borrowers) substantially in the form of Exhibit E-2, granting security interest in substantially all of the personal property of such Guarantors to the Collateral Agent, for the benefit of the Lenders, either as originally executed or as hereafter amended or modified

                  "Aggregate L/C Outstanding" shall mean, at any time with respect to all outstanding Letters of Credit, the sum of the L/C Outstanding for each Letter of Credit.

                  "Agent" shall mean STBA, acting in the manner and to the extent described in Article X, and any successor agent appointed pursuant to
Article X hereof.

                  "Agents" shall mean, collectively, the Agent and the Collateral Agent.

                  "Agreement" shall mean this Credit Agreement, as the same may be further amended, restated, or supplemented from time to time.

                  "Alamac Holdings" shall mean AIH Inc., a Delaware corporation and the owner of 100% of the outstanding stock of Alamac Enterprises, Inc.
and Alamac.

                  "Alamac Acquisition" shall mean the acquisition by Parent of all the capital stock of Alamac Holdings through the consummation of the transactions described in the Alamac Acquisition Agreement.

                  "Alamac Acquisition Agreement" shall mean that certain Stock Purchase Agreement dated as of July 15, 1997, among Parent, as purchaser, Alamac Holdings and Alamac Sub Holdings, Inc. and its parent corporation, Westpoint Stevens Inc. (collectively, the "Sellers"), wherein Parent agreed to purchase the outstanding capital stock of Alamac Holdings from the Sellers for a cash purchase price of $126,000,000, as supplemented by that certain Supplemental Environmental Indemnity, dated as of July 15, 1997, by and among Parent and Sellers.

                  "Applicable Commitment Fee Rate" shall mean, with respect to any calculation of the Commitment Fee hereunder, (i) through the last day of the second Fiscal Quarter of 1998, one half of one percent (0.50%) per annum, and
(ii) thereafter, the percentage per annum determined by reference to the following chart set forth below based on Parent's Adjusted Funded Debt Coverage Ratio calculated as of the relevant determination date in accordance with
Section 7.09(c):

                 Adjusted Funded Debt                     Applicable Commitment
                  Coverage Ratio                                Fee Rate
                  --------------                                --------
                  Less than or equal to 2.5:1.0                    .15%

                  Greater than 2.5:1.0, but less than
                  or equal to 3.5:1.0                              .25%

                  Greater than 3.5:1.0, but less than
                  or equal to 4.00:1.0                             .375%

                  Greater than 4.00:1.0                            .50%

Each change in the Applicable Commitment Fee Rate resulting from a change in the Adjusted Funded Debt Coverage Ratio shall be effective from and after the date that any change in the Applicable Margin is effective. Notwithstanding the foregoing, at any time during which Parent has failed to deliver the financial statements and certificates when required by Section 7.07(a), (b), and (c), as applicable, the Applicable Commitment Fee Rate shall be .50%.

                  "Applicable Margin" shall mean, (i) with respect to all Eurodollar Advances outstanding through the last day of the second Fiscal Quarter of 1998, two and one-quarter of one percent (2.25%) per annum, (ii) with respect to all Base Rate Advances outstanding through the last day of the second Fiscal Quarter of 1998, zero percent (0.00%) per annum, and (iii) with respect to all Advances outstanding thereafter, the relevant percentage indicated below for the Parent's Adjusted Funded Debt Coverage Ratio, as determined quarterly, based upon the financial statements delivered to the Lenders pursuant to Section 7.07(a) or Section 7.07(b) hereof, as the case may be in accordance with Section 7.09(c), with such Applicable Margin to be effective with respect to calculations based upon the financial statements delivered pursuant to Section
7.07 as of the first day of the second Fiscal Quarter immediately following the Fiscal Quarter for which such financial statements are delivered (for example, the Applicable Margin effective as of the first day of the third Fiscal Quarter shall be calculated based upon the financial statements delivered for the first Fiscal Quarter of the Parent):

       Adjusted Funded Debt                 Applicable Margin              Applicable Margin
         Coverage Ratio                     for Eurodollar Advances        for Base Rate Advances
         --------------                     -----------------------        ----------------------
         Less than or equal to 2.5:1.0                .75%                           0%

         Greater than 2.5:1.0, but less than
         or equal to 3.0:1.0                              1.00%                           0%

         Greater than 3.0:1.0, but less than
         or equal to 3.5:1.0                              1.50%                           0%

         Greater than 3.5:1.0, but less than
         or equal to 4.0:1.0                              1.75%                           0%

         Greater than 4.0:1.0, but less than
         or equal to 4.5:1.0                              2.25%                           0%

         Greater than 4.5:1.0                             2.75%                           0.25%

Notwithstanding the foregoing, at any time during which Parent has failed to deliver the financial statements and certificates when required by Section 7.07(a), (b), and (c), as applicable, the Applicable Margin with respect to Eurodollar Advances then outstanding shall be 2.75% and the Applicable Margin with respect to Base Rate Advances shall be 0.25%.

                  "Asset Sale" shall mean any sale or other disposition (or a series of related sales or other dispositions), including without limitation, loss, damage, destruction or taking, by any Consolidated Company to any Person other than a Credit Party, of any property or asset (including capital stock but excluding the issuance and sale by Parent of its own capital stock) having an aggregate Asset Value in excess of $100,000, other than sales of inventory made in the ordinary course of business of any Consolidated Company.

                  "Asset Value" shall mean, with respect to any property or asset of any Consolidated Company, an amount equal to the greater of (i) the book value of such property or asset as established in accordance with GAAP, and
(ii) the fair market value of such property or asset as determined in good faith by the board of directors or other governing body of such Consolidated Company.

                  "Assignment of Purchase Agreement" shall mean that certain assignment of Purchase Agreement executed by the Parent collaterally assigning its rights under the Alamac Acquisition Agreement to the Collateral Agent, for the benefit of the Lenders, either as originally executed or as hereafter amended or modified.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit K.

                  "Bankruptcy Code" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss. 101 et seq.).

                  "Base Rate" shall mean (with any change in the Base Rate to be effective as of the date of change of either of the following rates) the higher of (a) the rate which the Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, and (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers; the Agent may make commercial loans or other loans at rates of interest at, above or below the Agent's prime lending rate.

                  "Base Rate Advance" shall mean an Advance made or outstanding as (i) a portion of the Term Loans or Revolving Loans, as the case may be, bearing interest based on the Base Rate as provided in Section 2.01(b) and
Section 3.02(b) or (ii) Swing Line Loans bearing interest based on the Base Rate as provided in Section 3.03(b).

                  "Bond Pledge Agreement" shall mean that certain Pledge Agreement executed by Parent in favor of the Collateral Agent, for the benefit of the Lenders, pledging the Ad Valorem Bonds, either as originally executed or as hereafter amended or modified.

                  "Borrower Security Agreement" shall mean that certain Security Agreement executed by each of the Borrowers substantially in the form of Exhibit E-1, granting a security interest in all of the personal property of the Borrowers to the Collateral Agent, for the benefit of the Lenders, either as originally executed or as hereafter amended or modified.

                  "Borrowers" shall mean, collectively, (i) the Term Borrowers, and (ii) the Revolving Borrowers, and their respective successors and permitted assigns.

                  "Borrowing" shall mean the incurrence by any Borrower under any Facility of Advances of one Type concurrently having the same Interest Period (except as otherwise provided in Sections 4.09 and 4.10) or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

                  "Borrowing Base" shall mean the sum of (a) eighty-five percent (85%) of the net amount of Revolving Borrowers' Eligible Receivables; plus (b) fifty percent (50%) of the net value of the Revolving Borrowers' Eligible Inventory (calculated on the basis of actual cost and with cost calculated on a FIFO basis) plus (c) for so long as the IRB LC is outstanding and deemed to be a utilization of the Borrowing Base, the stated amount of the IRB LC.

                  "Borrowing Base Certificate" shall mean a certificate of an authorized officer of the Revolving Borrowers substantially in the form of Exhibit J attached hereto.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Atlanta, Georgia and, if the applicable Business Day relates to Eurodollar Advances, any day on which trading is not carried on by and between banks in deposits of the applicable currency in the applicable interbank Eurocurrency market.

                  "Capital Expenditures" shall mean, for any period, the sum of
(i) expenditures (whether paid in cash or accrued as a liability, including the portion of capital leases originally incurred during such period that is capitalized on the consolidated balance sheet of the Consolidated Companies) by the Consolidated Companies during that period that, in conformity with GAAP, are included in "capital expenditures", "additions to property, plant or equipment" or comparable items in the financial statements of the Consolidated Companies, and (ii) to the extent not included in clause (i) above, expenditures for all net non-current assets of businesses acquired by the Consolidated Companies during that period, including all purchase price adjustments, other than such assets acquired in transactions where all or substantially all of the consideration paid for such assets consisted of capital stock of a Consolidated Company.

                  "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a balance sheet of such Person, other than, in the case of Parent or any of its Subsidiaries, any such lease under which Parent or a wholly-owned Subsidiary of Parent is the lessor.

                  "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee in respect of such Capital Lease.

                  "Cash Taxes Paid" shall mean, for any fiscal period of Parent, the provision of the Consolidated Companies for taxes paid as shown on the income statement of Parent for such period minus any increase (or plus any decrease) in the provision for deferred taxes of the Consolidated Companies as included in the long-term liabilities of Parent, determined on a consolidated basis in accordance with GAAP.

                  "Change in Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Parent and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) ; (ii) the adoption of a plan relating to the liquidation or dissolution of the Parent or any of its Material Subsidiaries;
(iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than Texmaco, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 25% of the Voting Stock of the Parent (measured by voting power rather than number of shares); (iv) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that Texmaco, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that Texmaco shall be deemed to have "beneficial ownership" of all securities that Texmaco has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 51% of the Voting Stock of the Parent (measured by voting power rather than number of shares); or
(v) the first day on which two-thirds or less of the members of the Board of Directors of the Parent are Continuing Directors.

                  "Change in Control Provision" shall mean any term or provision contained in any indenture, debenture, note, or other agreement or document evidencing or governing Parent Control Debt which requires, or permits the holder(s) of such Parent Control Debt to require, that such Parent Control Debt be redeemed, repurchased, defeased, prepaid or repaid, either in whole or in part, or the maturity of such Parent Control Debt to be accelerated in any respect, as a result of a change in ownership of the capital stock of Parent or voting rights with respect thereto.

                  "Closing Date" shall mean August 27, 1997 or such later date on which the initial Loans are made and the conditions set forth in Section 5.01 and 5.02 are satisfied.

                  "Collateral" shall mean all of the assets of the Credit Parties subject to a Lien in favor of the Collateral Agent, for the benefit of the Lenders, pursuant to the Security Documents.

                  "Collateral Agent" shall mean STBA acting in the capacity as collateral agent, collateral trustee, pledgee, secured party, or any similar capacity under any Security Document, any nominee or designee of STBA acting in such capacity, and any successor collateral agent appointed from time to time pursuant to Article X.

                  "Collateral Locations" shall mean all Real Property and all other locations of Collateral described on Exhibit "B" attached to the Security Agreements.

                  "Commitment" shall mean (i) for any Lender at any time, any of its Term Loan Commitment or Revolving Loan Commitment, and (ii) for the Swing Line Lender at any time, its Swing Line Commitment, in each case as the context may require.

                  "Commitment Fee" shall have the meaning set forth in
Section 4.05(a).

                  "Consolidated Companies" shall mean, collectively, Parent and all of its Subsidiaries.

                  "Consolidated EBIT" shall mean, for any fiscal period of Parent, an amount equal to (A) the sum for such fiscal period of Consolidated Net Income (Loss) plus, to the extent subtracted in determining such Consolidated Net Income (Loss), provisions for taxes based on income, and Consolidated Interest Expense, minus (B) any items of gain (or plus any items of loss) which were included in determining such Consolidated Net Income (Loss) and were (x) not realized in the ordinary course of business or (y) the result of any sale of assets.

                  "Consolidated EBITDA" shall mean, for any fiscal period of Parent, an amount equal to (i) Consolidated EBIT for such period, plus (ii) to the extent subtracted in determining Consolidated Net Income (Loss) for such period, the sum of (x) amortization expense and (y) depreciation expense of the Consolidated Companies, in each case, determined for such period in conformity with GAAP.

                  "Consolidated EBITDAR" shall mean, for any fiscal period of Parent, an amount equal to (i) Consolidated EBITDA for such period, plus (ii) to the extent subtracted in determining Consolidated Net Income (Loss) for such period, Consolidated Rental Expense determined for such period in conformity with GAAP.

                  "Consolidated EBITR" shall mean, for any fiscal period of Parent, an amount equal to (i) Consolidated EBIT for such period, plus (ii) to the extent subtracted in determining Consolidated Net Income (Loss) for such period, Consolidated Rental Expense determined for such period in conformity with GAAP.

                  "Consolidated Interest Expense" shall mean, for any fiscal period of Parent, total interest expense of the Consolidated Companies (including without limitation, interest expense attributable to Capital Leases in accordance with GAAP, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to bankers acceptance financing, and total interest expense (whether shown as interest expense, other expense, or as loss and expenses on sale of receivables) under a receivables purchase facility) determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income (Loss)" shall mean, for any fiscal period of Parent, the net income (or loss) of the Consolidated Companies on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any gains or losses, together with any related provision for taxes, realized upon any sale of assets other than in the ordinary course of business, (ii) any income or loss of any Person accrued prior to the date such Person becomes a Subsidiary of Parent or is merged into or consolidated with any Consolidated Company or all or substantially all of such Person's assets are acquired by any Consolidated Company, and (iii) the income of any Consolidated Company to the extent that the declaration or payment of dividends or similar distributions by such Consolidated Company of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation.

                  "Consolidated Net Worth" shall mean, as of any date of determination, Shareholders' Equity of Parent, less treasury stock.

                  "Consolidated Rental Expense" shall mean, as at any date of determination, total rental expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "Continuing Directors" shall mean, as of any date of determination, any member of the Board of Directors of the Parent who (i) was a member of such Board of Directors on the date of the Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of more than two-thirds of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

                  "Contribution Agreement" shall mean the Contribution Agreement executed by each of the Guarantors and the Borrowers, substantially in the form of Exhibit I attached hereto, as the same may be amended, restated or supplemented from time to time.

                  "Credit Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Agreement, the Guaranty Agreements, and all other Security Documents.

                  "Credit Parties" shall mean, collectively, each of the Borrowers and the Guarantors (including all Persons that are currently Borrowers and Guarantors and all Persons who may at any time in the future become Borrowers and Guarantors), and every other Person who from time to time executes a Security Document with respect to all or any portion of the Obligations.

                  "Currency Contracts" shall mean any forward contracts, futures contracts, foreign exchange contracts, currency swap agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in foreign exchange rates.

                  "Current Maturities of Long Term Debt" shall have the meaning afforded such term under GAAP and shall be calculated with respect to the Consolidated Companies.

                  "Default" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "Dollar" and "U.S. Dollar" and the sign "$" shall mean lawful money of the United States of America.

                  "Eligible Inventory" shall mean and include only such Inventory of the Revolving Borrowers which is scheduled to the Agents in accordance with Section 7.12 of this Agreement: (a) which consists solely of Inventory not deemed to be out of condition, stale, obsolete or otherwise unmerchantable by the Required Lenders or any governmental agency or any department or division thereof having regulatory authority over the Borrower or any of its agents or activities; (b) located at one of the Collateral Locations within the United States or its territories; (c) which is subject to internal control and management procedures conducted by Borrower which are reasonably satisfactory to the Required Lenders; (d) which is subject to a first priority (other than tax liens or landlord liens constituting Permitted Liens) perfected security interest in favor of the Agent; (e) which is not consigned Inventory; and (f) which the Required Lenders determine otherwise to be Eligible Inventory, based on such credit and collateral considerations as the Required Lenders determine to be necessary or advisable from time to time under the circumstances in the reasonable exercise of their credit judgment.

                  "Eligible Receivables" shall mean and include only such Receivables consisting of accounts receivable arising in the ordinary course of Borrower's business which are scheduled to the Agents and the Lenders in accordance with Section 7.12 of this Agreement and which the Agents otherwise determine to be Eligible Receivables based on such credit and collateral considerations as the Agents may deem reasonably necessary or advisable from time to time under the circumstances. In any event, however, unless the Agents specifically consent otherwise in writing, no Receivable shall be considered to be an Eligible Receivable if: (a) it arises out of a sale made by any Revolving Borrower to an Affiliate of such Borrower or to a Person controlled by an Affiliate of such Borrower; or (b) it is due more than sixty (60) days after the original invoice date; or (c) unpaid more than thirty (30) days after the due date; or (d) ten percent (10%) or more of the Receivables from the Account Debtor are more than thirty (30) days past due (other than in circumstances where clause (f) is applicable); or (e) any covenant, representation or warranty contained in this Agreement or the Security Agreement with respect to such Receivable has been breached; or (f) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability, or the Account Debtor has made any claim with respect to any other Receivable due from such Account Debtor to such Borrower, or the Receivable otherwise is or may become subject to any right of setoff (actual or potential) by the Account Debtor, whether by virtue of the terms of the contract between such Borrower and the Account Debtor, or by virtue of any other defense or claim of the Account Debtor against such Borrower; provided, however, that the Receivables of such Account Debtor shall only be ineligible to the extent of such offset or potential offset; or (g) the Account Debtor has commenced a voluntary case under the Bankruptcy Code, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the Bankruptcy Code, or if any other petition or other application for relief under the Bankruptcy Code has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or (h) the sale is to an Account Debtor outside the United States or Canada, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to the Agents; or (i) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis, except for a repurchase and return basis offered by any Borrower in the ordinary course of business on the date hereof; or (j) the Agents believe that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Account Debtor's financial inability to pay; or (k) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Revolving Borrower assigns its right to payment of such Receivable to Collateral Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss.ss.3727); or (l) the goods giving rise to such Receivable have not been shipped and delivered to the Account Debtor (or, if shipped and delivered, any Borrower has received knowledge or notice of their loss in transit, mis-delivery or their non-acceptance by the Account Debtor) or the services giving rise to such Receivable have not been performed by such Borrower with respect thereto (or, if performed, such Borrower has received knowledge or notice of their non-acceptance by the Account Debtor), or the Receivable otherwise does not represent a final sale; or (m) the Receivables of any Account Debtor exceed a credit limit determined by the Agents of which such Borrower has received prior written notice from Agents, to the extent such Receivables exceed such limit; or (n) the Collateral Agent does not hold a first priority, perfected security interest in such Receivables; or (o) the Agents otherwise determine such Receivables to be ineligible for borrowing purposes hereunder in the reasonable exercise of their credit judgment.

                  "Eligible Assignee" shall mean any financial institution reasonably acceptable to Parent and the Agents.

                  "Environmental Laws" shall mean all federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. ss. 7401 et seq.), (ii) the Clean Water Act (33 U.S.C. ss. 1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), (iv) the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), (v) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. ss. 9601 et seq.), and (vi) all applicable national and local building, zoning, environmental control or other similar laws or regulations.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

                  "ERISA Affiliate" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

                  "Eurodollar Advance" shall mean an Advance made or outstanding in U.S. Dollars as a portion of the Term Loans or Revolving Loans, as the case may be, bearing interest based on the Adjusted LIBO Rate as provided in Section 2.01(b) and Section 3.02(b).

                  "Event of Default" shall have the meaning provided in
Article IX.

                  "Excess Cash Flow" shall mean, for any fiscal year of Parent
(A) Consolidated EBITDAR for such fiscal year, minus (B) the sum of (i) Capital Expenditures for such fiscal year, (ii) the amount by which Adjusted Working Capital as determined on the last day of such fiscal year exceeds (or minus the amount by which such Adjusted Working Capital is less than) Adjusted Working Capital as determined on the last day of the preceding fiscal year, (iii) voluntary and mandatory principal payments on the Funded Debt of the Consolidated Companies, during such fiscal year, as permitted under the terms of this Agreement, (iv) Cash Taxes Paid for such fiscal year, (v) Consolidated Interest Expense paid in cash during such fiscal year, and (vi) Consolidated Rental Expense paid in cash during such fiscal year, as determined with respect to the Consolidated Companies in accordance with GAAP.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

                  "Existing Credit Agreement" shall mean, collectively, that certain Second Amended and Restated Reducing Revolving Credit Agreement, dated as of April 10, 1996, by and among Parent, DFLP, Dyersburg Fabrics Inc., DFIC, Inc., STBA, individually and as agent, and the other lenders named therein, as amended through the Closing Date, and (ii) that certain Second Amended and Restated Working Capital Agreement, dated as of April 10, 1996 by and among STBA, DFLP, Parent and various other parties, as amended through the Closing Date.

                  "Existing Senior Notes" shall mean those certain $25,000,000 6.78% Senior Notes Due 2005, issued by DFLP and guaranteed by Parent pursuant to that certain Note Purchase Agreement dated as of September 29, 1993, as amended.

                  "Facility" or "Facilities" shall mean the credit facilities made available to the Borrowers pursuant to the Term Loan Commitments, the Revolving Loan Commitments, the Swing Line Subfacility or the L/C Subcommitment, as the context may indicate.

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

                  "Fiscal Quarter" shall mean, with respect to the Parent, a period of 13 (or, if applicable, 14) consecutive week period, in each case, comprising a portion of the Parent's Fiscal Year.

                  "Fiscal Year" shall mean, with respect to the Parent, a period of 52 (or, if applicable 53) consecutive weeks ending on the Saturday closest to September 30th of any year; references to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1997") refer to the fiscal year ending on the Saturday closest to September 30th of that year.

                  "Fiscal Year End" shall mean the last day of any Fiscal Year of the Parent.

                  "Fixed Charge Coverage Ratio" shall mean, as of the last day of any fiscal quarter of the Parent, the ratio of (x) the greater of (i) $0 and
(ii) EBITDA minus Capital Expenditures, to (y) the sum of (i) Current Maturities of Long Term Debt and (ii) Consolidated Interest Expense, in each case determined with respect to the Consolidated Companies for the fiscal quarter ending on such date and the immediately preceding three fiscal quarters.

                  "Fixed Rate Advance" shall mean a Eurodollar Advance and, to the extent quoted to and accepted by a Borrower on the basis of a fixed rate of interest for a specified Interest Period pursuant to Section 4.01(a) (i), a Transaction Rate Advance.

                  "Foreign Subsidiary" shall mean each Consolidated Company that is organized under the laws of a jurisdiction other than the United States of America or any State thereof.

                  "Funded Debt" shall mean all Indebtedness of the types described in clauses (i) - (vii) of the definition thereof.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Guarantors" shall mean, collectively, the Parent, Alamac Holdings, Dyersburg Fabrics Inc., Alamac Enterprises, Inc., United Knitting, Inc., IQUE, Inc., UKIC, Inc., DFIC, Inc., IQUEIC, Inc., and with respect to the Term Loans, the Revolving Borrowers, and all other Material Subsidiaries that are not Foreign Subsidiaries, and their respective successors and permitted assigns.

                  "Guaranty" shall mean any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Guaranty Agreements" shall mean, collectively, the Parent Guaranty Agreement and the Affiliate Guaranty Agreement executed by the Guarantors in favor of the Lenders and the Agents, substantially in the form of Exhibits D-1 and D-2, respectively, as the same may be amended, restated or supplemented from time to time.

                  "Hazardous Substances" shall have the meaning assigned to that term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986.

                  "Indebtedness" of any Person shall mean, without duplication
(i) all obligations of such Person for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments; (ii) all Capital Lease Obligations; (iii) all Guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; (v) obligations or other liabilities under Currency Contracts, Interest Rate Contracts, or similar agreements or combinations thereof; (vi) all obligations of such Person arising pursuant to any asset securitization transactions; (vii) Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends; and (viii) all other obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (other than reserves required by GAAP). For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based on, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

                  "Intercompany Loan Documents" shall mean, collectively, the promissory notes and all related loan, subordination, and other agreements relating in any manner to the Intercompany Loans.

                  "Intercompany Loans" shall mean, collectively, (i) the loans more particularly described on Schedule 6.20 and (ii) those loans or other extensions of credit made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in Section 8.01(e) or as may otherwise be approved in writing by the Agent.

                  "Interest Coverage Ratio" shall mean, as of the last day of any fiscal quarter of the Parent, the ratio of (x) Consolidated EBITR to (y) the sum of (i) Consolidated Interest Expense and (ii) Consolidated Rental Expense, in each case as determined for the fiscal quarter ending on such date on the immediately preceding three fiscal quarters.

                  "Interest Period" shall have mean, (i) as to any Eurodollar Advances, the interest period selected by a Borrower pursuant to Section 4.04(a) hereof, and (ii) as to any Transaction Rate Advance, the interest rate requested by a Revolving Borrower and agreed to by the Swing Line Lender pursuant to
Section 4.01(a)(ii) hereof.

                  "Interest Rate Contracts" shall mean any forward contracts, futures contracts, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in interest rates.

                  "Investment" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person, in each case, other than an Acquisition. Each Investment shall be valued as of the date made; provided that any Investment or portion of an Investment consisting of Indebtedness shall be valued at the outstanding principal balance thereof as of the date of determination.

                  "Inventory" shall mean and include all of each Revolving Borrower's inventory, whether now existing or hereafter acquired or arising or in which any Revolving Borrower now has or hereafter acquires any rights, including, without limitation, all cloth, fibers, piece goods, finished goods and other goods held by any Revolving Borrower for sale or lease or to be furnished under any contract of service, or so furnished by any Revolving Borrower, and all other raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in any Revolving Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of Borrower or the Collateral Agent, and all documents of title or documents representing the same.

                  "IRB LC" shall mean the direct pay letter of credit issued pursuant to the Letter of Credit Agreement.

                  "L/C Cash Collateral Account" shall mean a cash collateral account established by Collateral Agent for deposit of cash collateral for the Aggregate L/C Outstanding, which account shall be designated as the L/C Cash Collateral Account and shall be subject to the sole dominion and control of the Collateral Agent.

                  "L/C Exposure" shall mean, for each Lender, the sum, for all Letters of Credit, of the product of (i) the L/C Outstandings for each Letter of Credit, multiplied by (ii) such Lender's applicable Pro Rata Share for such Letter of Credit.

                  "L/C Outstandings" shall mean, as at any date of determination with respect to an outstanding Letter of Credit, the sum of (i) the maximum aggregate amount which at such date of determination is available to be drawn (assuming conditions for drawing thereunder have been met) under such Letter of Credit then outstanding, plus (ii) the aggregate amount of all drawings under such Letter of Credit and honored by the Agent not theretofore reimbursed by or on behalf of the Revolving Borrowers.

                  "L/C Subcommitment" shall mean, at any time for any Revolving Lender, the amount of the Letter of Credit Subcommitment set forth opposite such Revolving Lender's name on the signature page of this Agreement, as the same may be adjusted from time to time pursuant to the terms of this Agreement, including without limitation, Section 3.04(b) hereof.

                  "Lender" or "Lenders" shall mean STBA, the other banks and lending institutions listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 11.06(c).

                  "Lending Office" shall mean for each Lender the office such Lender may designate in writing from time to time to the Borrowers and the Agents with respect to each Type of Loan.

                  "Letter of Credit" shall mean any letter of credit issued by (or deemed issued by) the Agent for the account of a Revolving Borrower pursuant to the L/C Subcommitment, as the same may be amended, extended or re-issued from time to time, including without limitation, the IRB LC.

                  "Letter of Credit Agreement" shall mean the Second Amended and Restated Letter of Credit Agreement among Parent, DFLP and STBA with respect to the IRB LC, as amended by the Letter of Credit Amendment and as the same may hereafter be further amended, restated or supplemented from time to time.

                  "Letter of Credit Amendment" shall mean that certain Third Amendment to Second Amended and Restated Letter of Credit Agreement, dated as of the date hereof.

                  "LIBOR" shall mean, for any applicable Interest Period, with respect to Eurodollar Advances the offered rate for deposits in U.S. Dollars, for a period comparable to the Interest Period and in an amount comparable to the Agent's portion of such Advances, appearing on the Telerate Page 3750 as of 11:00 A.M. (London, England time) on the day that is two London Business Days prior to the first day of the Interest Period. If two or more of such rates appear on the Telerate Page 3750, Page, the rate for that Interest Period shall be the arithmetic mean of such rates. If the foregoing rate is unavailable from Telerate Page 3750 for any reason, then such rate shall be determined by the Agent from the Reuters Screen LIBO Page or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Agent to Borrowers and the other Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

                  "Lien" shall mean any mortgage, pledge, security interest, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

                  "Loans" shall mean, collectively, the Term Loans, the Revolving Loans and the Swing Line Loans.

                  "Mandatory Reduction Date" shall have the meaning set forth in
Section 2.02(b).

                  "Margin Regulations" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

                  "Materially Adverse Effect" shall mean any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Consolidated Companies, taken as a whole, (ii) the ability of the Term Borrowers (taken as a whole) or the ability of the Revolving Borrowers (taken as a whole) to perform their respective obligations under this Agreement, (iii) the ability of the other Credit Parties (taken as a whole) to perform their respective obligations under the Credit Documents, or (iv) the validity, priority or perfection of any Lien granted pursuant to the Security Documents.

                  "Material Subsidiary" shall mean (i) each Credit Party other than Parent, (ii) each other Consolidated Company listed in the definition of the term "Pledged Stock" in this Section 1.01, and (iii) each other Subsidiary of Parent, now existing or hereafter established or acquired, that at any time prior to the Term Loan Maturity Date or Revolver Termination Date (whichever is last to occur), has or acquires total assets in excess of $1,000,000 or that holds any assets material to the operations or business of another Material Subsidiary or which is a Senior Subordinated Note Guarantor.

                  "Mortgages" shall mean those certain mortgages, deed to secure debt, deeds of trust and similar instruments executed by the Credit Parties granting a Lien on the real property or leasehold estates owned by the Credit Parties to the Collateral Agent, for the benefit of the Lenders, either as originally executed or as hereafter amended or modified.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Proceeds" shall mean, (a) with respect to any Asset Sale, all cash, including (i) cash receivables (when received) by way of deferred payment pursuant to a promissory note, a receivable or otherwise (other than interest payable thereon), and (ii) with respect to Asset Sales resulting from the loss, damage, destruction or taking of property, the proceeds of insurance settlements and condemnation awards (other than the portion of the proceeds of such settlements and such awards that are used to repair, replace, improve or restore the item of property in respect of which such settlement or award was paid provided that the recipient of such proceeds enters into a binding contractual obligation to effect such repair, replacement, improvement or restoration within six (6) months of such loss, damage or destruction and completes such repair, replacement, improvement or restoration within twelve
(12) months of such loss, damage, destruction or taking) as and when received in cash, in either case, received by any Consolidated Company as a result of or in connection with such transaction, net of reasonable sale expenses, fees and commissions incurred, and taxes paid or expected to be payable within the succeeding 12-month period in connection therewith, and net of any payment required to be made with respect to the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) secured by a Lien (to the extent permitted by Section 8.02) upon the asset sold in such Asset Sale, and (b) with respect to any issuance of equity or securities convertible into equity, the gross proceeds of such issuance less reasonable and customary transaction expenses.

                  "Notes" shall mean, collectively, the Term Notes, the Revolving Notes and the Swing Line Note.

                  "Notice of Revolving Borrowing" shall mean the notice given by a Revolving Borrower to the Agent requesting one or more Revolving Advances as provided in Section 4.01(a)(i).

                  "Notice of Revolving Conversion/Continuation" shall mean the notice given by a Revolving Borrower to the Agent in respect of the conversion or continuation of an outstanding Revolving Borrowing as provided in Section 4.01(b)(i).

                  "Notice of Term Loan Conversion/Continuation" shall mean a notice given by a Term Borrower to the Agent in respect of the conversion or continuation of an outstanding portion of the Term Loans pursuant to Section 4.01(b)(ii).

                  "Obligations" shall mean all amounts owing to the Agent, any Lender, or Collateral Agent pursuant to the terms of this Agreement, the Letter of Credit Agreement, any Currency Contract or Interest Rate Contract entered into by a Lender with a Borrower, or any other Credit Document, including without limitation, all Loans (including all principal and interest payments (including post-petition interest whether or not allowed as a claim in any bankruptcy action) due thereunder), fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "Parent" shall mean Dyersburg Corporation, a Delaware corporation, its successors and permitted assigns.

                  "Parent Control Debt" shall mean, at any time, debt of Parent for borrowed money in an aggregate principal amount outstanding at such time in excess of $1,000,000 which is subject to Change in Control Provisions, excluding debt of Parent arising under this Agreement or any Guaranty or Security Document of Parent delivered pursuant to this Agreement or the Letter of Credit Agreement.

                  "Parent Guaranty" shall mean that certain Guaranty Agreement executed by the Parent in favor of the Agents and the Lenders with respect to the Obligations, either as originally executed or as hereafter amended or modified.

                  "Parent Pledge and Security Agreement" shall mean that certain Pledge and Security Agreement executed by the Parent in favor of the Collateral Agent, for the benefit of the Lenders, in connection with the Pledged Stock owned by the Parent, either as originally executed or as hereafter amended or modified.

                  "Patent Security Agreement" shall mean that certain patent security agreement executed by Alamac Knit Fabrics, Inc. in favor of the Collateral Agent, either as originally executed or as hereafter amended or modified.

                  "Payment Office" shall mean with respect to payments of principal, interest, fees or other amounts relating to the Revolving Loans, Swing Line Loans, the Term Loans, the Letters of Credit and all other Obligations, the office specified as the "Payment Office" for the Agent on the signature page of the Agent, or such other location as to which the Agent shall have given written notice to the Borrowers.

                  "Permitted Liens" shall mean those Liens expressly permitted by Section 8.02.

                  "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

                  "Plan" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits.

                  "Pledge Agreements" shall mean, collectively, that certain Pledge and Security Agreement, that certain Bond Pledge Agreement and that certain Parent Pledge and Security Agreement executed in favor of the Collateral Agent, substantially in the forms of Exhibits F-1 through F-3, in each case providing for the grant of first priority Liens on the Pledged Stock and Ad Valorem Bonds, as the same may be further supplemented, amended or restated from time to time.

                  "Pledge and Security Agreement" shall mean that certain Pledge and Security Agreement executed by each of the Credit Parties (other than Parent) owning shares of a corporate Subsidiary of the Parent in favor of the Collateral Agent, for the benefit of the Lenders, in connection with the Pledged Stock owned by such Credit Parties, either as originally executed or as hereafter amended or modified.

                  "Pledged Stock" shall mean, collectively, (i) all issued and outstanding capital stock, together with all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of each of AIH Holdings, Alamac Enterprises, Inc., Alamac, Dyersburg Fabrics Inc., United Knitting Inc., IQUE, Inc., DFIC, Inc., UKIC, Inc., and IQUEIC, Inc. and all other Material Subsidiaries of Parent organized in the United States, and (ii) 66% of all issued and outstanding capital stock, together with 66% of all warrants, stock options, and other purchase and conversion rights with respect to such capital stock of all other Material Subsidiaries that are Foreign Subsidiaries directly owned by Parent and/or one or more other Subsidiaries organized in the United States.

                  "Pro Rata Share" shall mean, with respect to each of the Revolving Loan Commitments (including, without limitation the L/C Subcommitment and Swing Line Exposure) of each Revolving Lender, and with respect to each of the Term Loan Commitments and Term Loans of each Term Loan Lender, and each Loan to be made by and each payment (including, without limitation, any payment of principal, Letter of Credit reimbursement obligation, interest or fees) to be made to each such Lender, the percentage designated as such Lender's Pro Rata Share of such Commitments, such Loans or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such Pro Rata Share may change from time to time as a result of assignments, amendments, or reductions made pursuant to this Agreement.

                  "Real Property" shall mean those pieces of real property owned or leased by the Credit Parties and described on Schedule 1.01.

                  "Receivables" shall mean and include all of each Revolving Borrower's accounts, contract rights, chattel paper and instruments, whether now existing or hereafter acquired or arising or in which any Revolving Borrower now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; proceeds of any letter of credit on which any Revolving Borrower is beneficiary; and all forms of obligations whatsoever owing to any Revolving Borrower, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent, all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit and reclamation.

                  "Redeemable Capital Stock" shall mean any shares of any class or series of capital stock that, either by the terms thereof, by the terms of any security into which it is convertible or exchangeable, or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Term Loan Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Term Loan Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the Term Loan Maturity Date.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

                  "Required Lenders" shall mean at any time prior to the termination of the Commitments, Lenders holding at least 66-2/3% of the then aggregate amount of the Revolving Loan Commitments and Term Loan Commitments or Term Loans, and at any time following the termination of the Commitments, Lenders holding at least 66-2/3% of the then outstanding Loans.

                  "Requirement of Law" for any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reuters Screen" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

                  "Revolving Advance" shall mean a Borrowing pursuant to Section
3.02 consisting of the aggregate amount of Revolving Loans made by the Revolving Lenders to Revolving Borrowers at the same time, on the same interest rate basis and, if made as a Fixed Rate Advance, for the same Interest Period.

                  "Revolving Borrowers" shall mean, jointly and severally, DFLP, UKLP, IQLP and Alamac, and their permitted successors and assigns.

                  "Revolving Borrowing" shall mean a Borrowing consisting or to consist of a Revolving Advance.

                  "Revolving Credit Facility" shall mean the credit facility made available by the Revolving Lenders to the Revolving Borrowers as described in Section 3.02(a).

                  "Revolving Lenders" shall mean, collectively, the Lenders extending the Revolving Loan Commitments to the Revolving Borrowers pursuant to
Section 3.02(a).

                  "Revolving Loan Commitments" shall mean, at any time for any Revolving Lender, the amount of such commitment set forth opposite such Revolving Lender's name on the signature pages of this Agreement, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 3.10, any assignment thereof pursuant to Section 11.06, or any amendment thereof pursuant to Section 11.02, such commitment including, without limitation, such Revolving Lender's L/C Subcommitment.

                  "Revolving Loans" shall mean, collectively, all Loans made by the Revolving Lenders to the Revolving Borrowers pursuant to the Revolving Loan Commitments.

                  "Revolving Notes" shall mean, collectively, the promissory notes evidencing the Revolving Loans in the form attached hereto as Exhibit B duly completed in accordance with the terms hereof.

                  "Revolver Termination Date" shall mean the earlier of (i) August 31, 2002, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article IX.

                  "Security Agreements" shall mean collectively, the Borrower Security Agreement and the Affiliate Security Agreement.

                  "Security Documents" shall mean, collectively, the Guaranty Agreements, the Pledge Agreements, the Security Agreements, the Mortgages, the Trademark Security Agreements, the Patent Security Agreements, the Contribution Agreement, the Assignment of Purchase Agreement and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document guaranteeing or securing the Obligations, as the same may be amended, restated, or supplemented from time to time.

                  "Senior Subordinated Notes" shall mean, collectively, the unsecured 9.75% Senior Subordinated Notes Due 2007 issued by Parent, and guaranteed by certain Subsidiaries of Parent, in the aggregate principal amount of $125,000,000 pursuant to the Senior Subordinated Notes Indenture.

                  "Senior Subordinated Notes Guarantor" shall mean each Subsidiary of Parent that is a "Guarantor" with respect to the Senior Subordinated Notes as provided in the Senior Subordinated Notes Indenture.

                  "Senior Subordinated Notes Indenture" shall mean the Indenture, dated as of August 27, 1997, by and among Parent, the Subsidiaries of the Parent named therein, and State Street Bank & Trust Company of Connecticut, N.A., as Trustee, pursuant to which Parent issued its Senior

Subordinated Notes, as the same has been or may hereafter be amended or supplemented from time to time.

                  "Shareholders' Equity" shall mean, with respect to any Person as at any date of determination, shareholders' equity of such Person determined on a consolidated basis in conformity with GAAP.

                  "Subordinated Debt" shall mean (i) Indebtedness outstanding pursuant to the Senior Subordinated Notes, and (ii) other Indebtedness of Parent subordinated to all obligations of Parent or any other Credit Party arising under this Agreement, the Notes, and the Guaranty Agreements on terms and conditions satisfactory in all respects to the Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent and the Required Lenders.

                  "Subsidiary" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

                  "Swing Line Advance" shall mean a Borrowing pursuant to
Section 3.03(a) consisting of a Swing Line Loan (which may be made either as a Base Rate Advance or as a Transaction Rate Advance) made by the Swing Line Lender to the a Revolving Borrower on the same date and interest rate basis and, if made as a Transaction Rate Advance, for the same Interest Period.

                  "Swing Line Borrowing" shall mean a Borrowing consisting or to consist of a Swing Line Advance.

                  "Swing Line Borrowing Notice" shall mean the notice given by one or more Revolving Borrower to the Agent requesting a Swing Line Advance as provided in Section 4.01(a) (ii).

                  "Swing Line Commitment" shall mean the commitment of the Swing Line Lender to make Swing Line Loans in an aggregate principal amount at any time outstanding not to exceed $5,000,000.

                  "Swing Line Exposure" shall mean, with respect to each Lender, the outstanding principal amount of the Swing Loans multiplied by such Lender's Pro Rata Share of the Revolving Loan Commitments.

                  "Swing Line Facility" shall mean the credit facility described in Section 3.03.

                  "Swing Line Lender" shall mean STBA or any subsequent Lender extending to the Revolving Borrowers the Swing Line Commitment hereunder.

                  "Swing Line Loans" shall mean, collectively, the loans made to the Revolving Borrowers by the Swing Line Lender pursuant to Section 3.03.

                  "Swing Line Note" shall mean the promissory note evidencing the Swing Line Loans substantially in the form of Exhibit C and duly completed in accordance with the terms hereof.

                  "Tax Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  "Taxes" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

                  "Telerate" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

                  "Term Borrowers" shall mean, jointly and severally, Parent and DFLP, and their permitted successors and assigns.

                  "Term Lenders" shall mean, collectively, those Lenders extending the Term Loans to the Term Borrowers pursuant to Section 2.01(a).

                  "Term Loan Commitment" shall mean, at any time for any Term Lender, the amount of such commitment set forth opposite such Lender's name on the signature pages hereof, as the same may be increased or decreased from time to time as a result of any repayment of the Term Loans, any assignment thereof pursuant to Section 11.06, or any amendment thereof pursuant to Section 11.02.

                  "Term Loan Maturity Date" shall mean the earlier of (i) August 31, 2002, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article IX.

                  "Term Loans" shall mean, collectively, the term loans in the original aggregate principal amount of $50,000,000 made to the Term Borrowers by the Term Lenders pursuant to Section 2.01(a).

                  "Term Notes" shall mean, collectively, the promissory notes evidencing the Term Loans substantially in the form of Exhibit A and duly completed in accordance with the terms hereof.

                  "Texmaco" shall mean Polysindo Hong Kong Limited, a Hong Kong corporation under common control with P.T. Polysindo Eka Perkasa and PT. Texmaco Jaya, and its Affiliates.

                  "Total Adjusted Funded Debt" shall mean the sum of (i) Funded Debt and (ii) eight time the total Consolidated Rental Expense for the Consolidated Companies with respect to operating leases in the next twelve month period.

                  "Total Commitment" shall mean, for any Lender at any time, the sum of such Lender's Term Loan Commitment, Revolving Loan Commitment and, in the case of the Swing Line Lender, its Swing Line Commitment; and "Total Commitments" shall mean, for all Lenders at any time, the sum of the Total Commitment of all Lenders.

                  "Trademark Security Agreement" shall mean that certain trademark security agreement executed by each of Dyersburg Fabrics Inc., Alamac Enterprises Inc., Alamac and United Knitting, Inc., in favor of the Collateral Agent, either as originally executed or as hereafter amended or modified.

                  "Transaction" shall have the meaning set forth in the recitals hereof.

                  "Transaction Rate" shall mean the rate of interest specified by the Swing Line Lender to a Revolving Borrower as being applicable to a Swing Line Loan requested by a Revolving Borrower pursuant to Section 4.01(a)(ii).

                  "Transaction Rate Advance" shall mean an Advance made or outstanding as a Swing Line Loan bearing interest based on the Transaction Rate as provided in Section 4.01(a)(ii).

                  "Transaction Rate Quote" shall mean an offer by the Swing Line Lender to make a Swing Line Loan to a Revolving Borrower at the Transaction Rate specified therein for the Interest Period to be applicable to the Swing Line Loan as specified therein, pursuant to Section 4.01(a) (ii).

                  "Type" of Borrowing shall mean a Borrowing consisting of Base Rate Advances, Eurodollar Advances or Transaction Rate Advances.

                  "Wachovia Interest Rate Agreement" shall mean that certain Swap Transaction between Dyersburg Fabrics Inc. and Wachovia Bank of Georgia, N.A., as of April 24, 1995, evidenced by a Swap Transaction Confirmation executed pursuant to that certain Master Agreement dated as of April 24, 1995 between said parties for a notational amount of $10,000,000.

                  SECTION 1.02. ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP; provided, however, that compliance with the financial covenants and calculations set forth in Section 7.09, Article VIII, and elsewhere herein, and in the definitions used in such covenants and calculations, shall be calculated, made and applied in accordance with GAAP and such generally accepted accounting principles as in effect on the date of this Agreement applied on a basis consistent with the preparation of the financial statements referred to in
Section 6.14 unless and until the parties enter into an agreement with respect thereto in accordance with Section 11.15.

                  SECTION 1.03. OTHER DEFINITIONAL TERMS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

                  SECTION 1.04. EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto are by reference made a part hereof.


                                   ARTICLE 2.

                                   TERM LOANS

                  SECTION 2.01. AMOUNT OF TERM LOANS.

                  (a) Subject to and upon the terms and conditions herein set forth, each Term Lender severally agrees to make to the Term Borrowers on the Closing Date a Term Loan in an amount equal to its Term Loan Commitment, such Term Loans to be repaid as set forth in Section 2.02(b). The Term Borrowers shall not be entitled to reborrow any amounts repaid with respect to the Term Loans.

                  (b) Each Term Loan shall, at the option of the Term Borrowers, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Advances or Eurodollar Advances. The aggregate principal amount of each Borrowing of Term Loans consisting of Eurodollar Advances shall be not less than $1,000,000 or a greater integral multiple of $500,000, and the aggregate principal amount of each Borrowing of Term Loans consisting of Base Rate Advances shall not be less than $500,000 or a greater integral multiple of $100,000. At no time shall the number of Borrowings outstanding under the Term Loans and the Revolving Loan Commitments exceed seven in either case (not including Swing Line Borrowings); provided that, for the purpose of determining the number of Borrowings outstanding and the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings under the Term Loans and the Revolving Loan Commitments comprised of Base Rate Advances shall be considered in each case as one Borrowing.


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



                  SECTION 2.02. NOTES; REPAYMENT OF PRINCIPAL.

                  (a) The Term Borrowers' joint and several obligation to pay the principal of, and interest on, the Term Loans to each Term Lender shall be evidenced by the records of the Agent and such Term Lender and by the respective Term Note payable to such Term Lender (or the assignor of such Term Lender) completed in conformity with this Agreement.

                  (b) The Term Borrowers, jointly and severally, agree to repay the Term Loans in twenty (20) consecutive quarterly installments, commencing on November 30, 1997, and continuing on the last day of each February, May, August and November (each, a "Mandatory Reduction Date") in accordance with the amortization schedule set forth on Schedule 2.02. All Term Loans, if not sooner paid, shall be due and payable in full on the Term Loan Maturity Date.

                  SECTION 2.03. MANDATORY PREPAYMENTS.

                  (a) Within ten (10) Business Days after each date on which any Consolidated Company receives any Net Proceeds as a result of or in connection with any offering of equity or securities convertible into equity of any Consolidated Company (other than (x) an issuance of equity to a Credit Party, or (y) an issuance of stock of Parent to Texmaco in connection with an Investment permitted pursuant to Section 8.05(c) provided that the value of such stock does not exceed the permitted amount of such Investment), the Term Loans shall be prepaid by an amount equal to the Net Proceeds of such equity or securities offering plus interest accrued and unpaid on the amount of such prepayment.

                  (b) No mandatory prepayment shall be required pursuant to this
Section 2.03(b) until the aggregate amount of Asset Sales occurring after the Closing Date exceeds $1,000,000 (based on the Asset Values thereof, but excluding in the foregoing computation (i) Asset Sales resulting from loss, damage, destruction, or taking where the proceeds thereof are utilized so as to be excluded from the definition of Net Proceeds, and (ii) Asset Sales occurring as a part of any sale and leaseback transactions permitted pursuant to Section 8.06). Whenever such Asset Values shall have equaled or exceeded such amount, then within ten (10) Business Days after each date on which any Consolidated Company receives any Net Proceeds as a result of or in connection with an Asset Sale by any Consolidated Company, the Term Loans shall be prepaid on a pro rata basis by an amount equal to the Net Proceeds of such Asset Sale plus interest accrued and unpaid on the amount of such prepayment; provided that, in the event that the Borrowers intend to reinvest the Net Proceeds of such Asset Sale in other capital assets to be used in the business of the Borrowers, the Borrowers may deliver to the Agents certificate of the president, chief financial officer or other senior officer (a "Reinvestment Certificate") of the relevant Borrower indicating such Borrower's intent to reinvest such Net Proceeds in capital assets which (x) would reasonably be expected to produce the same or greater Consolidated Net Income as the assets subject to the Asset Sale, (y) which will constitute a Capital Expenditure hereunder, and (z) which purchase will take place within 180 days, then the application of the Net Proceeds of such Asset Sale to repay the Term Loans hereunder shall not be required. At the end of such 180 day period, any portion of the Net Proceeds of such Asset Sale in excess of $100,000 which have not been used as set forth in the Reinvestment

Certificate shall immediately be used to repay the Term Loans in accordance with this Section. If immediately prior to any Asset Sale the aggregate amount of prior Asset Sales (determined as aforesaid) is less than $1,000,000, but such Asset Sale causes the $1,000,000 threshold amount to be exceeded, then only the portion of the Net Proceeds in excess of the $1,000,000 threshold shall be applied as set forth in the preceding sentence.

                  (c) On the date Parent delivers its annual financial statements pursuant to Section 7.07(a), but in no event later than the date that occurs ninety (90) days after the last day of each fiscal year of Parent, the Term Loans shall be prepaid on a pro rata basis by an amount equal to 50% of the Excess Cash Flow, if any, for such fiscal year plus interest accrued and unpaid on the amount of such prepayment.

                  (d) Notwithstanding the provisions of paragraphs (a), (b) and
(c) of this Section 2.03, (i) no mandatory prepayment shall be required to be made under paragraph (a), (b) or (c) of this Section 2.03 if the amount under paragraph (a), (b) or (c) is less than $100,000 in any instance, and (ii) mandatory prepayment amounts otherwise required under said paragraphs (a), (b) and (c) shall be rounded to nearest multiple of $100,000 (such that, for example, if the portion of Net Proceeds required to be prepaid pursuant to paragraph (a) is $250,000 or more, but less than $350,000, the mandatory prepayment amount under this Section 2.03 shall equal $300,000 plus interest accrued and unpaid on such amount).

                  (e) All mandatory prepayments hereunder shall be applied pro rata to reduce the remaining installments on the Term Loans. Each mandatory prepayment of Term Loans pursuant to this Section 2.03 shall be applied on a pro rata basis first to Base Rate Advances outstanding under the Term Loans to the full extent thereof before application to Fixed Rate Advances outstanding thereunder.

                  SECTION 2.04. USE OF PROCEEDS. The proceeds of the Term Loans will be used by the Term Borrowers to (i) pay a portion of the purchase price in connection with the Alamac Acquisition, (ii) prepay indebtedness outstanding pursuant to the Existing Senior Notes and the Existing Credit Agreement, and
(iii) pay expenses arising in connection with the Transaction.


                                   ARTICLE 3.

                                 REVOLVING LOANS

                  SECTION 3.01. DESCRIPTION OF REVOLVING CREDIT FACILITIES. Subject to and upon the terms and conditions herein set forth (i) the Revolving Lenders hereby establish in favor of the Revolving Borrowers a revolving credit facility pursuant to which such Revolving Lenders agree to make Revolving Loans to the Revolving Borrowers in accordance with Section 3.02, (ii) the Swing Line Lender hereby establishes in favor of the Revolving Borrowers a swing line credit facility pursuant to which the Swing Line Lender agrees to make Swing Line Loans to the Revolving Borrowers in accordance with Section 3.03, and (iii) each Revolving Lender agrees to purchase a participation interest in the Letters of Credit and Swing Line Loans in accordance with Section 3.03(e) and Section 3.05(b); provided, however, that in no event may the aggregate principal amount of all outstanding Revolving Loans, Swing Line Loans and the Aggregate L/C Outstandings exceed at any time the lesser of (i) the total Revolving Loan Commitments from time to time in effect, and (ii) the Borrowing Base, as calculated pursuant to the most recent Borrowing Base Certificate delivered by the Revolving Borrowers hereunder.

                  SECTION 3.02. REVOLVING LOANS.

                  (a) Subject to and upon the terms and conditions herein set forth (including the limitation set forth in Section 3.01), each Revolving Lender severally agrees to make to the Revolving Borrowers, from time to time prior to the Revolver Termination Date, Revolving Loans in an aggregate principal amount outstanding at any time not to exceed an amount equal to (i) such Revolving Lender's Revolving Loan Commitment, minus (ii) the sum of such Revolving Lender's L/C Exposure and Swing Line Exposure. The Revolving Borrowers shall be entitled to repay and reborrow Revolving Loans in accordance with the provisions, and subject to the limitations, set forth herein (including the limitation set forth in Section 3.01).

                  (b) Each Revolving Loan shall, at the option of Revolving Borrowers, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Advances, or Eurodollar Advances. The aggregate principal amount of each Borrowing of Revolving Loans shall be not less than $1,000,000 or a greater integral multiple of $500,000, provided that each Borrowing of Revolving Loans comprised of Base Rate Advances shall be not less than $500,000 or a greater integral multiple of $100,000, except to the extent otherwise provided with respect to Revolving Loans made pursuant to Section 3.03(e). At no time shall the total number of Borrowings outstanding under the Term Loans and the Revolving Loan Commitments exceed seven; provided that, for purposes of determining the number of Borrowings outstanding and the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under the Term Loans and the Revolving Loan Commitments shall be considered as one Borrowing.

                  (c) The Revolving Borrowers' joint and several obligation to pay the principal of, and interest on, the Revolving Loans to each Revolving Lender shall be evidenced by the records of the Agent and such Revolving Lender and by the Revolving Note payable to such Revolving Lender (or the assignor of such Revolving Lender) completed in conformity with this Agreement.

                  (d) All outstanding principal amounts under the Revolving Loans shall be due and payable in full on the Revolver Termination Date.

                  SECTION 3.03. SWING LINE LOANS.

                  (a) Subject to and upon the terms and conditions herein set forth (including the limitation set forth in Section 3.01), the Swing Line Lender agrees to make to the Revolving Borrowers, from time to time prior to the Revolver Termination Date, Swing Line Loans in an aggregate principal amount outstanding at any time not to exceed the Swing Line Commitment then in effect. The Revolving Borrowers shall be entitled to repay and reborrow Swing Line Loans in accordance with the provisions, and subject to the limitations, set forth herein (including the limitation set forth in Section 3.01).

                  (b) Each Swing Line Loan shall, at the option of the Revolving Borrowers, be made as a Base Rate Advance or Transaction Rate Advance. The aggregate principal amount of each Swing Line Borrowing shall be not less than $50,000 or a greater integral multiple of $1,000. At no time shall the number of Swing Line Borrowings outstanding under this Section 3.03 exceed three; provided that, for purposes of determining the number of Swing Line Borrowings outstanding, all Swing Line Borrowings consisting of Base Rate Advances shall be considered as one Swing Line Borrowing.

                  (c) The Revolving Borrowers' joint and several obligations to pay the principal of, and interest on, the Swing Line Loans shall be evidenced by the records of the Agent and the Swing Line Lender and by the Swing Line Note payable to the Swing Line Lender (or the assignor of such Swing Line Lender) completed in conformity with this Agreement.

                  (d) The outstanding principal amount under each Swing Line Loan shall be due and payable in full (i) on the expiration of the Interest Period applicable to such Swing Line Loan if outstanding as a Transaction Rate Advance, and (ii) on the Revolver Termination Date.

                  (e) At any time on the request of the Swing Line Lender, each Revolving Lender other than the Swing Line Lender shall purchase a participating interest in all outstanding Swing Line Loans in an amount equal to its Pro Rata Share (based upon on its respective Revolving Loan Commitment) of such Swing Line Loans, and the Swing Line Lender shall furnish each Revolving Lender with a certificate evidencing such participating interest. Such purchase shall be made on the third Business Day after such request is made; provided, however, that unless an Event of Default has occurred and is continuing on the date such request is made, the purchase of a participating interest in any Swing Line Loan outstanding as a Transaction Rate Advance shall not be required to be made until the expiration of the current Interest Period in effect for such Swing Line Loan. On the date of such required purchase, each Revolving Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swing Line Lender has received from any such Revolving Lender the funds for its participating interest in a Swing Line Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's participating interest was outstanding and funded); provided, however, that if such payment received by the Agent is required to be returned, such Revolving Lender will return to the Agent any portion thereof previously distributed by the Agent to it. Each Revolving Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or any other Person may have against the Swing Line Lender requesting such purchase or any other Person for any reason whatsoever, (ii) the occurrence or continuation of a Default or an Event of Default or the termination of any of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of any Revolving Borrower, any of its Subsidiaries, or any other Person, (iv) any breach of this Agreement by Parent, any other Borrower, or any other Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that no such obligation shall exist (A) to the extent that the aggregate Swing Line Loans were advanced in excess of the Swing Line Commitment then in effect, or (B) with respect to any Swing Line Loan where the Swing Line Lender actually advanced to any Revolving Borrower net proceeds from the Swing Line Loan (and therefore was not refunding a previous Swing Line Loan) at a time when (x) the Swing Line Lender had actual knowledge that an Event of Default had occurred and then existed, and (y) the Required Lenders had not agreed to waive such Event of Default for purposes of funding such Swing Line Loan.

                  SECTION 3.04. L/C SUBCOMMITMENT.

                  (a) Subject to, and upon the terms and conditions, hereof (including the limitations of Section 3.01) any Revolving Borrower may request, in accordance with the provisions of this Section 3.04 and Section 3.05, that on and after the Closing Date, that the Agent issue a Letter or Letters of Credit for the account of the Revolving Borrowers; provided that (i) no Letter of Credit shall have an expiration date that is later than ten days prior to the Revolver Termination Date; (ii) each Letter of Credit issued by the Agent shall be in a stated amount of at least $250,000; (iii) the Borrower shall not request that the Agent issue any Letter of Credit, if, after giving effect to such issuance, the Aggregate L/C Outstandings would exceed the L/C Subcommitment.

                  (b) The L/C Subcommitment shall be permanently and immediately reduced by the stated amount of the IRB LC immediately upon the termination thereof.

                  SECTION 3.05. NOTICE OF ISSUANCE OF LETTER OF CREDIT; AGREEMENT TO ISSUE.

                  (a) Whenever a Revolving Borrower desires the issuance of a Letter of Credit, it shall, in addition to any application and documentation procedures required by the Agent for the issuance of such Letter of Credit, deliver to the Agent a written notice no later than 11:00 A.M. (Atlanta, Georgia time) at least ten (10) days in advance of the proposed date of issuance. Each such notice shall specify (i) the proposed date of issuance (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiration date of the Letter of Credit; and (iv) the name and address of the beneficiary with respect to such Letter of Credit and shall attach a precise description of the documentation and a verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which would require the Agent to make payment under the Letter of Credit, provided that the Agent may require changes in any such documents and certificates in accordance with its customary letter of credit practices, and provided further, that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day that such draft is presented if such presentation is made after 11:00 A.M. (Atlanta, Georgia time). In determining whether to pay under any Letter of Credit, the Agent shall be responsible only to determine that the documents and certificate required to be delivered under its Letter of Credit have been delivered, and that they comply on their face with the requirements of the Letter of Credit. Promptly after receiving the notice of issuance of a Letter of Credit, the Agent shall notify each Lender of such Lender's respective participation therein, determined in accordance with its respective Pro Rata Share as determined on the date of the issuance of such Letter of Credit.

                  (b) The Agent agrees, subject to the terms and conditions set forth in this Agreement, to issue for the account of the Borrowers a Letter of Credit in a face amount equal to the face amount requested under paragraph (a) above, following its receipt of a notice and the application and other documents required by Section 3.05(a). Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Agent a participation in such Letter of Credit and any drawing thereunder in an amount equal to such Lender's Pro Rata Share of such Letter of Credit multiplied by the face amount of such Letter of Credit.

                  (c) In addition, upon the terms and subject to the conditions of the Letter of Credit Agreement, the terms of which are expressly incorporated herein by this reference, the Agent has issued the IRB LC, which for purposes of this Agreement, shall be deemed to have been issued hereunder pursuant to the Revolving Loan Commitments, and the Revolving Loan Commitments and L/C Subcommitment shall be reduced by the stated amount thereof. Each Lender hereby irrevocably purchases a participation interest in such IRB LC and in any advance made pursuant to such IRB LC in accordance with subsection (b) above. Notwithstanding anything in this Agreement to the contrary, the Lenders shall not be entitled to receive any fees paid with respect to the IRB LC pursuant to the Letter of Credit Agreement except as specifically provided in Section 4.05(c) hereof.

                  SECTION 3.06. PAYMENT OF AMOUNTS DRAWN UNDER LETTER OF CREDIT.

                  (a) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereof, the Agent shall notify the applicable Revolving Borrower and the Lenders on or before the date on which the Agent intends to honor such drawing, and the applicable Revolving Borrower shall reimburse the Agent on the day on which such drawing is honored in an amount, in same day funds, equal to the amount of such drawing, provided that anything contained in this Agreement to the contrary notwithstanding, unless the applicable Revolving Borrower shall have notified the Agent prior to 11:00 A.M. (Atlanta, Georgia time) on the Business Day immediately prior to the date on which such drawing is honored, that the Borrower intends to reimburse the Agent for the amount of such drawing in funds other than the proceeds of Revolving Loans, the applicable Revolving Borrower shall be deemed to have timely given a Notice of applicable Revolving Borrowing to the Agent requesting Revolving Loans which are Base Rate Advances on the date on which such drawing is honored in an amount equal to the amount of such drawing, and the Lenders shall by 1:00 P.M. (Atlanta, Georgia time) on the date of such drawing, make Revolving Loans which are Base Rate Advances in the amount of such drawing, the proceeds of which shall be applied directly by the Agent to reimburse the Agent for the amount of such drawing, provided that for the purposes solely of such Borrowing, the conditions and precedents set forth in Sections 5.01 and 5.02 hereof shall not be applicable, and provided further that if for any reason proceeds of the Revolving Loans are not received by the Agent on such date in the amount equal to the amount of such drawing, the Borrower shall reimburse the Agent on the Business Day immediately following the date of such drawing in an amount, in Dollars and immediately available funds, equal to the excess of the amount of such drawing over the amount of such Revolving Loans, if any, which are so received, plus accrued interest on the amount at the applicable rate of interest for Base Rate Advances.

         Notwithstanding the foregoing, with respect to the IRB LC, if DFLP's reimbursement obligations for such draft arise under Section 2A(i) of the Letter of Credit Agreement, the Agent shall give immediate notice to each of the Revolving Lenders of such payment by the Agent. If DFLP's reimbursement obligations for such draft arise under Section 2A(ii) or 2A(iii) of the Letter of Credit Agreement, the Agent shall give notice to each of the Revolving Lenders of such payment by the Agent on the next succeeding Business Day unless such reimbursement obligation is sooner fulfilled by a Borrower.

                  (b) Notwithstanding any provision of this Agreement to the contrary, to the extent that any Letter of Credit or portion thereof remains outstanding on the Revolver Termination Date, the parties hereby agree that the beneficiary or beneficiaries thereof shall be deemed to have made a drawing of all available amounts pursuant to such Letters of Credit on the Revolver Termination Date, which amounts shall be reimbursed to the Agent as set forth above and thereafter held by the Collateral Agent as cash collateral for its remaining obligations pursuant to such Letters of Credit in the L/C Cash Collateral Account.

                  SECTION 3.07. PAYMENT BY LENDERS. In the event that the Revolving Borrowers shall fail to reimburse the Agent as provided in Section
3.06 by borrowing Revolving Loans, or otherwise providing an amount equal to the amount of any drawing honored by the Agent pursuant to any Letter of Credit issued by it, the Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Agent an amount equal to its respective participation, in Dollars and in immediately available funds, at the office of the Agent specified in such notice not later than 1:00 P.M. (Atlanta, Georgia time) on the Business Day after the date notified by the Agent. In the event that any such Lender fails to make available to the Agent the amount of such Lender's participation in such Letter of Credit, the Agent shall be entitled to recover such amount on demand from such Lender together with interest as provided for in Section 4.02(d). The Agent shall distribute to each other Lender which has paid all amounts payable under this Section with respect to any Letter of Credit, such Lender's Pro Rata Share of all payments received by the Agent from the Borrower in reimbursement of drawings honored by the Agent under such Letter of Credit when such payments are received.

                  SECTION 3.08 OBLIGATIONS ABSOLUTE. The obligation of the Revolving Borrowers to reimburse the Agent for drawings made under Letters of Credit issued for the account of the Revolving Borrowers and the Lenders' obligation to honor their participations purchased therein shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit;

                  (b) The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of any Revolving Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including without limitation any underlying transaction between any Revolving Borrower or any of its Subsidiaries and Affiliates and the beneficiary for which such Letter of Credit was procured); provided that nothing in this Section shall affect the right of any Revolving Borrower to seek relief against any beneficiary, transferee, Lender or any other Person in any action or proceeding or to bring a counterclaim in any suit involving such Persons;

                  (c) Any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (d) Payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                  (e) Any other circumstance or happening whatsoever which is similar to any of the foregoing; or

                  (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

Nothing in this Section 3.08 shall prevent an action against the Agent for its gross negligence or willful misconduct.

                  SECTION 3.09.  INDEMNIFICATION; NATURE OF AGENT'S DUTIES.

                  (a) In addition to amounts payable elsewhere provided in this Agreement, without duplication, the Revolving Borrowers, jointly and severally, hereby agree to protect, indemnify, pay and save the Agent and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and reasonable expenses (including reasonable attorney's fees and disbursements) which the Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit for the account of any Revolving Borrower, other than as a result of the gross negligence or willful misconduct of the Agent; (ii) the failure of the Agent to honor a drawing under any Letter of Credit due to any act or omission (whether rightful or wrongful) of any present or future de jure or de facto government or governmental authority; or (iii) any confirmation of any Letter of Credit obtained by the Agent with the consent of the Revolving Borrowers.

                  (b) Notwithstanding any other provision contained in this Agreement, the Agent shall not be obligated to issue any Letter of Credit, nor shall any Lender be obligated to purchase its participation in any Letter of Credit to be issued hereunder, if the issuance of such Letter of Credit or purchase of such participation shall have become unlawful or prohibited by compliance by Agent or such Lender in good faith with any law, governmental rule, guideline, request, order, injunction, judgment or decree (whether or not having the force of law); provided that in the case of the obligation of a Lender to purchase such participation, such Lender shall have notified the Agent to such effect in writing at least ten (10) Business Days' prior to the issuance thereof by the Agent, which notice shall relieve the Agent of its obligation to issue such Letter of Credit pursuant to Section 3.04 and Section 3.05 hereof.

                  SECTION 3.10. REDUCTIONS OF REVOLVING LOAN COMMITMENTS.

                  (a) Upon at least three Business Days' prior telephonic notice (promptly confirmed in writing) to the Agent, the Revolving Borrowers shall have the right, without premium or penalty, to terminate the Revolving Loan Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Revolving Loan Commitments of each of the Revolving Lenders, (ii) any partial termination pursuant to this
Section 3.10(a) shall be in an amount of at least $1,000,000 and integral multiples of $100,000, and (iii) no such reduction shall be permitted which would reduce the Revolving Loan Commitments to an amount less than the sum of
(A) the Aggregate L/C Outstandings, (B) the aggregate principal amount outstanding under the Revolving Loans, and (C) the aggregate principal amount of the Swing Line Loans.

                  (b) If any mandatory prepayment shall be due with respect to the Term Loans pursuant to Section 2.03, but such prepayment cannot be applied, in whole or in part, because the Term Loans have been, or are then being, paid in full, then the Revolving Loan Commitments shall automatically and ratably be reduced by an amount equal to such prepayment or portion thereof which cannot be so applied; provided, however, that no such reduction pursuant to this Section 3.10(b) shall be required to the extent that the Parent would not otherwise be required by the terms of the Senior Subordinated Indenture to prepay or offer to redeem the Senior Subordinated Notes by such amounts. Any such reduction of the Revolving Loan Commitments shall apply as a proportional and permanent reduction with respect to the Revolving Loan Commitments of each of the Revolving Lenders.

                  SECTION 3.11. MANDATORY PREPAYMENTS OF REVOLVING LOANS. If the sum of the (i) aggregate outstanding principal amount of the Revolving Loans,
(ii) the aggregate outstanding principal amount of the Swing Line Loans and
(iii) the Aggregate L/C Outstandings exceed at any time the lesser of the (x) Revolving Loan Commitments, as reduced pursuant to Section 3.10 or otherwise, and (y) the Borrowing Base, as determined pursuant to the most recent Borrowing Base Certificate delivered pursuant hereto, the Revolving Borrowers shall immediately repay the Revolving Loans and/or Swing Line Loans by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount. Each prepayment of Revolving Loans or Swing Line Loans shall be applied first to Base Rate Advances to the full extent thereof before application to Fixed Rate Advances. In the event that the Aggregate L/C Outstandings at any time exceed the lesser of the (x) Revolving Loan Commitments, as reduced pursuant to Section 3.10 or otherwise, and (y) the Borrowing Base, as determined pursuant to the most recent Borrowing Base Certificate delivered pursuant hereto, the Revolving Borrowers shall immediately deliver to the Collateral Agent an amount in Dollars equal to the amount of such excess to be held by the Collateral Agent in the L/C Cash Collateral Account.

                  SECTION 3.12. USE OF PROCEEDS. The proceeds of the Revolving Loans and Swing Line Loans shall be used, initially, to repay Indebtedness outstanding pursuant to the Existing Credit Agreement and thereafter, as working capital and for other general corporate purposes of the Revolving Borrowers and their respective Subsidiaries.


                                   ARTICLE 4.

                               GENERAL LOAN TERMS

                  SECTION 4.01.  FUNDING NOTICES.

                  (a) (i) Whenever any Revolving Borrower desires to make a Borrowing of Revolving Loans with respect to the Revolving Loan Commitments (other than one resulting from a conversion or continuation pursuant to Section 4.01(b)), it shall give the Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Revolving Borrowing"), such Notice of Revolving Borrowing to be given at its Payment Office prior to 12:00 noon (local time for the Agent) (x) one Business Day prior to the requested date of such Borrowing in the case of Base Rate Advances, and
(y) three Business Days prior to the requested date of such Borrowing in the case of Eurodollar Advances. Notices received after 12:00 noon shall be deemed received on the next Business Day. Each Notice of Revolving Borrowing shall be irrevocable and shall specify the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business Day), whether the Borrowing is to consist of Base Rate Advances or Eurodollar Advances and (in the case of Eurodollar Advances) the Interest Period to be applicable thereto, and the Revolving Borrower for whom the proceeds of such Borrowing are requested.

              (ii) Whenever any Revolving Borrower desires to make a Swing Line Borrowing, it shall give the Swing Line Lender (with a copy to the Agent) prior written notice (or telephonic notice promptly confirmed in writing) of such Swing Line Borrowing (each a "Swing Line Borrowing Notice") prior to 10:00 a.m. (Eastern time) on the date of such Swing Line Borrowing. Each Swing Line Borrowing Notice shall specify the aggregate principal amount of the Swing Line Borrowing, the date of such Swing Line Borrowing (which shall be a Business
Day), whether a Transaction Rate Quote is being requested and, if so, the Interest Period to be applicable thereto. If any Revolving Borrower requests a Transaction Rate Quote as aforesaid, then prior to 12:00 noon (local time for the Swing Line Lender) on such date, the Swing Line Lender shall furnish such Revolving Borrower (with a copy to the Agent) with a quotation of the interest rate being offered with respect to such Swing Line Borrowing (whether expressed as a fixed rate of interest in effect for the Interest Period applicable thereto or as a floating rate of interest based on a specified interest rate index and applicable margin for the Interest Period to be applicable thereto; in either case, a "Transaction Rate Quote") by telephone (promptly confirmed in writing) or by facsimile transmission. The relevant Revolving Borrower shall immediately inform the Swing Line Lender (with a copy to the Agent) of its decision as to whether to accept the Transaction Rate Quote and to confirm the Swing Line Borrowing (which may be done by telephone, promptly confirmed in writing, and which decision shall be irrevocable). If any Revolving Borrower has so informed the Swing Line Lender and confirmed the terms of the Swing Line Borrowing, then no later than 2:00 p.m. (Eastern time) on such date, the Swing Line Lender shall make the principal amount of the Swing Line Loan available to the Agent in immediately available funds at the Payment Office of the Agent, and the Agent will make available to such Revolving Borrower such amount by crediting such amount to the Revolving Borrower's demand deposit account maintained with the Agent. In the event that the Swing Line Lender does not make such amount available to the Agent at the time prescribed above, but such amount is received later that day, such amount may be credited to such Revolving Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

             (iii) The Term Borrowers shall notify the Agent at least three (3) Business Days prior to the Closing Date of the Borrowings which will comprise the Term Loans.

                  (b) (i) Whenever any Revolving Borrower desires to convert all or a portion of an outstanding Borrowing under the Revolving Loan Commitments consisting of Base Rate Advances into a Borrowing consisting of Eurodollar Advances, or to continue outstanding a Borrowing consisting of Eurodollar Advances for a new Interest Period, it shall give the Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as Eurodollar Advances. Such notice (a "Notice of Revolving Conversion/Continuation") shall be given prior to 12:00 noon (local time for the Agent) on the date specified at the Payment Office of the Agent. Each such Notice of Revolving Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation and the Interest Period to be applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing consisting of Eurodollar Advances, the Revolving Borrowers shall have failed to deliver the Notice of Revolving Conversion/Continuation, the Revolving Borrowers shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Executive Officer of any Borrower has knowledge that any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued as (upon expiration of the current Interest Period) Eurodollar Advances unless the Agent and each of the Revolving Lenders shall have otherwise consented in writing. No conversion of any Borrowing of Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

                  (ii) Whenever any Term Borrower desires to convert all or a portion of an outstanding Borrowing under the Term Loans consisting of Base Rate Advances into a Borrowing consisting of Eurodollar Advances, or to continue outstanding a Borrowing consisting of Eurodollar

Advances for a new Interest Period, it shall give the Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as Eurodollar Advances. Such notice (a "Notice of Term Loan Conversion/Continuation") shall be given prior to 12:00 noon (local time for the Agent) on the date specified at the Payment Office of the Agent. Each such Notice of Term Loan Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation and the Interest Period to be applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing consisting of Eurodollar Advances, the Term Borrowers shall have failed to deliver the Notice of Term Loan Conversion/Continuation, the Term Borrowers shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Executive Officer of any Borrower has knowledge that any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued as (upon expiration of the current Interest Period) Eurodollar Advances unless the Agent and each of the Term Lenders shall have otherwise consented in writing. No conversion of any Borrowing of Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

                  (c) Without in any way limiting any Borrower's obligation to confirm in writing any telephonic notice, the Agent and the Swing Line Lender may act without liability upon the basis of telephonic notice believed by the Agent or the Swing Line Lender, as the case may be, in good faith to be from any Borrower prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Agent's or the Swing Line Lender's, as the case may be, record of the terms of such telephonic notice.

                  (d) The Agent shall promptly (and in any event by the same time on the next succeeding Business Day as such notice is received) give (i) each Revolving Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to this Section 4.01 with respect to the Revolving Loan Commitments, and (ii) each Term Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to this Section 4.01 with respect to the Term Loans.

                  SECTION 4.02.  DISBURSEMENT OF FUNDS.

                  (a) No later than 12:00 noon (local time for the Agent) in the case of a Borrowing consisting of Eurodollar Advances and no later than 2:00 p.m. (local time for the Agent) in the case of a Borrowing consisting of Base Rate Advances on the date of each Borrowing pursuant to the Revolving Loan Commitments (other than one resulting from a conversion or continuation pursuant to Section 4.01(b)(i)), each Revolving Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Agent. The Agent will make available to the Revolving Borrowers the aggregate of the amounts (if any) so made available by the Revolving Lenders to the Agent in a timely manner by crediting such amounts to the applicable Revolving Borrower's demand deposit account maintained with the Agent or at such

Revolving Borrower's option, by effecting a wire transfer of such amounts to such Revolving Borrower's account specified by such Revolving Borrower, by the close of business on such Business Day. In the event that the Revolving Lenders do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

                  (b) No later than 2:00 p.m. (local time for the Swing Line Lender) on the date of each Swing Line Loan, the Swing Line Lender shall make available to the Revolving Borrowers the requested Swing Line Loan by crediting such amounts to the requesting Revolving Borrower's demand deposit account maintained with the Agent or at such Revolving Borrower's option, by effecting a wire transfer of such amounts to the Revolving Borrower's account specified by such Revolving Borrower, by the close of business on such Business Day.

                  (c) On the Closing Date, each Term Lender will make available its Pro Rata Share of the amount of the Term Loans in immediately available funds at the Payment Office of the Agent by 2:00 p.m. (local time for the Agent). The Agent will make available to the Term Borrowers the aggregate of the amounts (if any) so made available by the Term Lenders to the Agent in a timely manner by crediting such amounts to the Term Borrowers in accordance with their written instructions by the close of business on such Business Day. In the event that the Term Lenders do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to the Term Borrowers in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

                  (d) Unless the Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date and the Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on the date of Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing which includes such amount paid and any amounts due under
Section 4.12 hereof. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (e) All Borrowings under the Revolving Loan Commitments, including the L/C Subcommitment, shall be loaned by the Revolving Lenders on the basis of their Pro Rata Share on the date of such Borrowing. All Borrowing under the Term Loan Commitments shall be loaned by the Term Lenders on the basis of their Pro Rata Share on the Closing Date. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Commitment hereunder.

                  SECTION 4.03.  INTEREST.

                  (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolving Loans and the Term Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum equal to the applicable rates indicated below:

                           (i) For Base Rate Advances--The Base Rate in effect
                      from time to time plus the Applicable Margin; and

                           (ii) For Eurodollar Advances--The relevant Adjusted
                      LIBO Rate plus the Applicable Margin.

                  (b) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Swing Line Loans made to Borrower from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum equal to the applicable rates indicated below:

                           (i) For Base Rate Advances--The Base Rate in effect
                  on each day that the Swing Line Loan is outstanding plus the Applicable Margin; and

                           (ii) For Transaction Rate Advances--The relevant
                  Transaction Rate for such Interest Period.

                  (c) Overdue principal and, to the extent not prohibited by applicable law, overdue interest, in respect of the Revolving Loans, Swing Line Loans and Term Loans, and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue:

                           (i) in the case of overdue principal and interest
                  with respect to all Loans outstanding as Fixed Rate Advances, at the rate applicable for the then-current Interest Period plus an additional two percent (2.0%) per annum and, following the termination of such Interest Period, at the rate in effect for Base Rate Advances plus an additional two percent (2.0%) per annum; and

                           (ii) in the case of overdue principal and interest
                  with respect to all other Loans outstanding as Base Rate Advances and all other Obligations hereunder (other than Loans), at the rate in effect for Base Rate Advances plus an additional two percent (2.0%) per annum.

                  (d) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; provided that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Base Rate Advances shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on September 30, 1997. Interest on all outstanding Fixed Rate Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of Fixed Rate Advances having an Interest Period in excess of three months, on each three month anniversary of the initial date of such Interest Period. Interest on all Loans shall be payable on any conversion of any Advances comprising such Loans into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

                  (e) The Agent, upon determining the Adjusted LIBO Rate for any Interest Period, shall promptly notify by telephone (confirmed in writing) or in writing the relevant Borrowers and the relevant Lenders. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes.

                  SECTION 4.04.  INTEREST PERIODS.

                  (a) In connection with the making or continuation of, or conversion into, each Borrowing of Eurodollar Advances, the requesting Borrower or Borrowers shall select an Interest Period to be applicable to such Eurodollar Advances, which Interest Period shall be either a 1, 2, 3 or 6 month period.

                  (b) In connection with the submission of each Transaction Rate Request, the requesting Borrower may select an Interest Period to be applicable to such Swing Line Loan not to exceed ninety (90) days.

                  (c) Notwithstanding paragraphs (a) and (b) of this
Section 4.04:

                           (i) The initial Interest Period for any Borrowing of
                  Fixed Rate Advances shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Base Rate Advances) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                           (ii) If any Interest Period would otherwise expire on
                  a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of Eurodollar Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (iii) Any Interest Period in respect of Eurodollar
                  Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (iv) and (v) below, expire on the last Business Day of such calendar month;

                           (iv) No Interest Period with respect to the Revolving
                  Loans or the Swing Line Loans shall extend beyond the Revolver Termination Date; and

                           (v) No Interest Period with respect to the Term Loans
                  shall extend beyond the Term Loan Maturity Date nor shall any Interest Period with respect to the Term Loans extend beyond any Mandatory Reduction Date, unless the amount of the Term Loans outstanding as Base Rate Advances or Fixed Rate Advances with Interest Periods maturing prior to such Mandatory Reduction Date exceeds the scheduled principal reduction of the Term Loans due on such date.

                  SECTION 4.05.  FEES.

                  (a) The Revolving Borrowers shall pay to the Agent, for the ratable benefit of each Revolving Lender based upon its respective Pro Rata Share of the Revolving Loan Commitments, a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to and including the Revolver Termination Date, payable quarterly in arrears on the last day of each calendar quarter, commencing on September 30, 1997, and on the Revolver Termination Date, equal to the Applicable Commitment Fee Rate multiplied by the average daily amount of the unused Revolving Loan Commitments (with the express understanding that the L/C Obligations and Swing Line Loans shall be deemed to be utilizations of the Revolving Loan Commitments).

                  (b) The Revolving Borrowers shall pay to the Agent, for the account of itself and the Revolving Lenders, a letter of credit fee equal to the Applicable Margin for Eurodollar Advances multiplied by the average daily aggregate L/C Exposure with respect to Letters of Credit (other than the IRB LC) (the "Letter of Credit Fee"). The Letter of Credit Fee shall be payable by the Borrower quarterly, in arrears, commencing on September 30, 1997 and continuing thereafter on the last day of each succeeding calendar quarter and on the Revolver Termination Date. On the date of receipt of the Letter of Credit Fee, the Agent shall retain an amount equal to one eighth of one percent (0.125%) multiplied by the average daily Aggregate L/C Obligations with respect to Letters of Credit (other than the IRB LC) for the Agent's own account and shall distribute the remaining portion of the Letter of Credit Fee to the Revolving Lenders, pro rata based upon each Revolving Lender's Pro Rata Share.

                  (c) With respect to the IRB LC, in lieu of the fee to be paid to STBA pursuant to Section 1B of the Letter of Credit Agreement, DFLP shall pay to the Agent, for the account of the Revolving Lenders, a letter of credit fee which is equal to the Applicable Margin for Eurodollar Advances multiplied by the Stated Amount of the IRB LC (the "Bond Letter of Credit Fee"). The Bond Letter of Credit Fee shall be payable by DFLP quarterly, in advance, based upon the Applicable Margin for Eurodollar Advances for the preceding quarter, commencing on September 30, 1997 and continuing thereafter on the last day of each succeeding March, June, September and

December, and on the Revolver Termination Date. On the date of receipt of the Bond Letter of Credit Fee, the Agent shall retain an amount equal to one eighth of one percent (0.125%) of the Stated Amount for the Agent's account and shall distribute the remaining portion of the Bond Letter of Credit Fee to the Revolving Lenders, pro rata based upon each Revolving Lender's Pro Rata Share.

                  (d) Borrower shall pay to the Agents such other administrative fees in the respective amounts and on the dates as agreed in writing by the Borrowers with such Agents.

                  SECTION 4.06.  VOLUNTARY PREPAYMENTS OF BORROWINGS.

                  (a) The relevant Borrowers may, at their option, prepay Borrowings consisting of Base Rate Advances outstanding as Revolving Loans at any time in whole, or from time to time in part, in amounts aggregating $500,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Borrowings consisting of Eurodollar Advances may be prepaid, at any Borrower's option, in whole, or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple of $500,000, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to
Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. The relevant Borrowers may, at their option, prepay Borrowings consisting of Base Rate Advances outstanding as Swing Line Loans at any time in whole, or from time to time in part, in amounts aggregating $25,000 or any greater integral multiple of $1,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Borrowings consisting of Transaction Rate Advances may be prepaid, at any Borrower's option, in whole, or from time to time in part, in amounts aggregating $100,000 or any greater integral multiple of $10,000, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 4.06(c) below.

                  (b) The relevant Borrower shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment of the Loans (i) by 11:00 A.M. (local time for the Agent) on the Business Day of any prepayment of Base Rate Advances and (ii) not less than three Business Days prior to any prepayment of Eurodollar Advances or Transaction Rate Advances. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b) with respect to any prepayment of Revolving Loans or Term Loans, the Agent shall promptly (and in any event by the same time on the next succeeding Business Day as such notice is received) notify each Lender of the contents of such notice and of such Lender's Pro Rata Share (as determined pursuant to clause (ii) of such definition) of each of the Loans subject to such prepayment.

                  (c) The relevant Borrower, when providing notice of prepayment pursuant to Section 4.06(b), may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of Eurodollar Advances made pursuant to a single Borrowing of the Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing. In the absence of a designation by the relevant Borrower, the Agent or, with respect to the Swing Line Loans, the Swing Line Lender, shall, subject to the foregoing, make such designation in its discretion but using reasonable efforts to avoid funding losses to the Lenders pursuant to Section 4.12. All voluntary prepayments shall be applied to the payment of interest before application to principal.

                  SECTION 4.07.  PAYMENTS, ETC.

                  (a) All payments under this Agreement and the other Credit Documents, unless otherwise specified, shall be made without defense, set-off or counterclaim to the Agent not later than 12:00 noon (local time for the Agent) on the date when due and shall be made in Dollars in immediately available funds at the Agent's Payment Office.

                  (b) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding, except as provided in paragraph (iii) hereof, any Taxes imposed on the overall net income of the Lenders pursuant to the laws of (x) the United States, (y) the jurisdiction in which such Lender is organized, or (z) the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any Borrower or other Person is required by applicable law to make any deduction or withholding of any Tax, the Borrowers, jointly and severally, agree (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 4.07), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. The Borrowers will furnish to the Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrowers. Borrowers will indemnify and hold harmless the Agent and each Lender and reimburse the Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

                  (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to Borrowers and the Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrowers hereunder) and to provide to Borrowers and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided, however, that no Lender shall be required to furnish a form under this paragraph (ii) after the date that it becomes a Lender hereunder if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law.

                  (iii) Borrowers shall also reimburse the Agent and each Lender, upon written request, for any Taxes imposed (including, without limitation, Taxes imposed on the overall net income of the Agent or Lender or its applicable Lending Office pursuant to the laws of the jurisdiction in which the principal executive office or the applicable Lending Office of the Agent or Lender is located) as the Agent or Lender shall determine are payable by the Agent or Lender in respect of amounts paid by or on behalf of Borrowers to or on behalf of the Agent or Lender pursuant to paragraph (i) hereof.

                  (c) Subject to Section 4.04(c)(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (d) All computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on Eurodollar Advances and Transaction Rate Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

                  (e) Payment by any Borrower to the Agent in accordance with the terms of this Agreement shall, as to the Borrowers, constitute payment to the Lenders under this Agreement.

                  SECTION 4.08. INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBO Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market, or the Agent's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBO Rate, then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed in writing) to Borrowers and to the Lenders, of such determination and a summary of the basis for such determination. Until the Agent notifies Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Revolving Loans and the Term Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

                  SECTION 4.09.  ILLEGALITY.

                  (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Advance has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Borrowers and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Lenders).

                  (b) Upon the giving of the notice to Borrowers referred to in subsection (a) above, (i) each Borrower's right to request and such Lender's obligation to make Eurodollar Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of Eurodollar Advances under the Revolving Loan Commitments as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected Eurodollar Advance or Advances are then outstanding, Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such Advance into a Base Rate Advance or Advances, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this
Section 4.09(b).

                  SECTION 4.10.  INCREASED COSTS.

                  (a) If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                           (i) any Lender (or its applicable Lending Office)
                  shall be subject to any tax, duty or other charge with respect to its Eurodollar Advances, its participation in Letters of Credit or its obligation to make Eurodollar Advances or participate in Letters of Credit, or the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or its participation in Letters of Credit or its obligation to make Eurodollar Advances or participate in Letters of Credit shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender is organized or where such Lender's principal executive office or applicable Lending Office is located); or

                           (ii) any reserve (including, without limitation, any
                  imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Advances or its participation in Letters of Credit or its obligation to make Eurodollar Advances or participate in Letters of Credit shall be imposed on any Lender or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Advances (except to the extent already included in the determination of the applicable Adjusted LIBO Rate for Eurodollar Advances) or its participation in Letters of Credit or its obligation to make Eurodollar Advances or participate in Letters of Credit, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Borrowers shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 4.07(b)), upon written notice from and demand by such Lender to Borrowers (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrowers and the Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) If any Lender shall advise the Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 4.10(a) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the Adjusted LIBO Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Advances, then, and in any such event:

                           (i) the Agent shall forthwith give notice (by
                  telephone confirmed in writing) to Borrowers and to the other Lenders of such advice;

                           (ii) each Borrower's right to request and such
                  Lender's obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be immediately suspended; and

                           (iii) such Lender shall make a Loan as part of the
                  requested Borrowing under the Revolving Loan Commitments or Term Loans of Eurodollar Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

                  SECTION 4.11.  LENDING OFFICES.

                  (a) Each Lender agrees that, if requested by Borrowers, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its Eurodollar Advances affected by the matters or circumstances described in Sections 4.07(b), 4.08, 4.09 or 4.10 to reduce the liability of Borrowers or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as reasonably determined by such Lender, which determination shall be conclusive and binding on all parties hereto. Nothing in this Section 4.11 shall affect or postpone any of the obligations of Borrowers or any right of any Lender provided hereunder.

                  (b) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrowers thereafter pursuant to Section 4.07(b), such Lender shall use reasonable efforts to furnish Borrowers notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrowers from its obligations to such Lender pursuant to Section 4.07(b) or otherwise result in any liability of such Lender.

                  SECTION 4.12. FUNDING LOSSES. Borrowers shall compensate each Lender, upon its written request to Borrowers (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Advances or Transaction Rate Advances, in either case to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, Eurodollar Advances or Transaction Rate Advances to any Borrower does not occur on the date specified therefor on the Closing Date or in a Notice of Revolving Borrowing, Notice of Swing Line Loan, Notice of Revolving Conversion/Continuation or Notice of Term Loan Conversion/Continuation of (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 4.09(b)) of any Eurodollar Advances or Transaction Rate Advances to Borrowers occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii), if, for any reason, any Borrower defaults in its obligation to repay its Eurodollar Advances or Transaction Rate Advances when required by the terms of this Agreement.

                  SECTION 4.13. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR ADVANCES. Calculation of all amounts payable to a Lender under this Article IV shall be made as though that Lender had actually funded its relevant Eurodollar Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Advances in an amount equal to the amount of the Eurodollar Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this
Article IV.

                  SECTION 4.14. APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Loans and payments in respect of Letters of Credit, Bond Letter of Credit Fees and Commitment Fees shall be apportioned among all outstanding Commitments and Loans to which such payments relate, proportionately to the Lenders' respective pro rata portions of such Commitments and outstanding Loans. The Agent shall promptly distribute to each Lender at its payment office specified by any Lender its share of all such payments received by the Agent on the same Business Day as such payment is deemed to be received by the Agent.

                  SECTION 4.15. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share of payments or reductions on account of such obligations obtained by all the Lenders (other than payments of principal, interest and fees with respect to the Loans which are payable solely to the Lenders participating therein), such Lender shall forthwith (i) notify each of the other Lenders and Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. Any payment received by the Agent or any Lender following the occurrence and during the continuation of an Event of Default shall be distributed pro rata amongst the Lenders based upon the percentage obtained by dividing the Obligations owing to each Lender by the total amount of Obligations on the date of receipt of such payment, with such amounts to be applied to the outstanding Obligations in accordance with the terms of this Agreement.

                  SECTION 4.16. CAPITAL ADEQUACY. Without limiting any other provision of this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within ten
(10) Business Days after written notice and demand by such Lender (with copies thereof to the Agent), Borrowers shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base Rate). Each certificate as to the amount payable under this
Section 4.16 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrowers by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

                  SECTION 4.17. LIMITATION ON CERTAIN PAYMENT OBLIGATIONS.

                  (a) Each Lender or Agent shall make written demand on Borrowers for indemnification or compensation pursuant to Section 4.07 no later than one year after the earlier of (i) the date on which such Lender or Agent makes payment of such Taxes, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or Agent for payment of such Taxes.

                  (b) Each Lender or Agent shall make written demand on Borrowers for indemnification or compensation pursuant to Sections 4.10 and 4.12 no later than one year after the event giving rise to the claim for indemnification or compensation occurs.

                  (c) Each Lender or Agent shall make written demand on Borrowers for indemnification or compensation pursuant to Section 4.16 no later than one year after such Lender or Agent receives actual notice or obtains actual knowledge of the promulgation of a law, rule, order or interpretation or occurrence of another event giving rise to a claim pursuant to such sections.

                  (d) In the event that the Lenders or Agent fail to give Borrowers notice within the time limitations prescribed in (a) or (b) above, Borrowers shall not have any obligation to pay such claim for compensation or indemnification. In the event that any Lender or Agent fails to give Borrowers notice within the time limitation prescribed in (c) above, Borrowers shall not have any obligation to pay any amount with respect to claims accruing prior to the date which is one year preceding such written demand.

                  SECTION 4.18. BENEFITS TO GUARANTORS. In consideration for the execution and delivery by the Guarantors (other than Parent) of their Guaranty Agreement, the Borrowers agree to make the benefit of extensions of credit hereunder available to the Guarantors.

                  SECTION 4.19. APPLICATION OF LOAN PROCEEDS TO MATURING LOANS. Notwithstanding the provisions of this Article IV requiring the Lenders to make available proceeds of their respective Loans to the Agent, in connection with the Borrowing of Term Loans and Revolving Loans, to the extent that a Loan previously made by a Lender matures on the date of any such Borrowing of a requested Loan, such Lender shall apply that portion of the proceeds of the Loan it is then making sufficient to effect the repayment of principal of the maturing Loan owing to it, with any excess proceeds to be made available to the applicable Borrowers as contemplated herein.


                                   ARTICLE 5.

                            CONDITIONS TO BORROWINGS

                  The obligations of each Lender to make Advances to the Borrowers hereunder and to extend the Term Loans and the obligation of the Agent to issue any Letters of Credit hereunder is subject to the satisfaction of the following conditions:

                  SECTION 5.01. CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTERS OF CREDIT. At the time of the making of the initial Loans hereunder and issuance or deemed issuance of the Letters of Credit on the Closing Date, all obligations of Borrowers hereunder incurred prior to the initial Loans (including, without limitation, any Borrower's obligations to reimburse the fees and expenses of counsel to the Agents and any fees and expenses payable to the Agents and the Lenders as previously agreed with any Borrower) for which the Agent has delivered to any Borrower an invoice not less than five (5) Business Day prior to the date of such initial Loans, shall have been paid in full, and the Agents shall have received the following, in form and substance reasonably satisfactory in all respects to the Agents:

                  (a) the duly executed counterparts of this Agreement;

                  (b) the duly completed Revolving Notes evidencing the Revolving Loan Commitments, the duly executed Term Notes and the duly executed Swing Line Note;

                  (c) the duly executed Guaranty Agreements and Contribution Agreement;

                  (d) the duly executed Security Agreements and accompanying Uniform Commercial Code financing statements relating thereto;

                  (e) the duly executed Trademark Security Agreements and Patent Security Agreement;

                  (f) the duly executed Pledge Agreements accompanied, to the extent relevant under applicable law, by (i) all stock certificates representing the Pledged Stock, (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority lien in such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (g) a duly executed certificate of a senior officer of the Parent certifying that each of the Credit Parties, after giving effect to the transactions contemplated by this Agreement, will be Solvent, in form and substance satisfactory to the Agent;

                  (h) the duly executed Bond Pledge Agreement accompanied, to the extent relevant under applicable law, by (i) the original Ad Valorem Bonds, (ii) bond powers for the Ad Valorem Bonds duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority lien in such Ad Valorem Bonds in favor of the Collateral Agent for the benefit of the Lenders;

                  (i) duly executed Mortgages with respect to all Real Property, together with appropriate Uniform Commercial Code financing statements;

                  (j) title insurance commitments with respect to the Real Property subject to the Mortgages in an amount and in a form reasonably satisfactory to the Collateral Agent;

                  (k) copies of the as-built surveys of the Real Property subject to the Mortgages, certified to the Collateral Agent, in a form reasonably satisfactory to the Collateral Agent, accompanied by surveyor's certificates in a form reasonably satisfactory to the Collateral Agent;

                  (l) copies of the Phase I and Phase II environmental reports obtained by the Parent with respect to the Real Property owned by Alamac disclosing only such matters as may be reasonably acceptable to the Agents and the Lenders;

                  (m) a duly executed closing certificate of the Borrowers in substantially the form of Exhibit G attached hereto and appropriately completed;

                  (n) certificates of the Secretary or Assistant Secretary of each of the Credit Parties (or, in the case of any Credit Party which is a partnership, a comparable officer of its general partner) attaching and certifying copies of the resolutions of the boards of directors (or, in the case of any partnership, the comparable governing body of such entity) of the Credit Parties, authorizing as applicable
         (i) the execution, delivery and performance of the Credit Documents, and (ii) the granting of the pledges and security interests granted pursuant to the Security Documents;

                  (o) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties (or, in the case of any partnership, a comparable officer of its general partner) certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, and (ii) the bylaws or comparable governing documents of such entities;

                  (p) certified copies of the certificate or articles of incorporation of each Credit Party (or comparable organizational document of each Credit Party which is a partnership), together with certificates of good standing or existence, as may be available from the Secretary of State (or comparable office or registry for each Credit Party which is a partnership) of the jurisdiction of incorporation or organization of such Credit Party;

                  (q) examination reports from the Uniform Commercial Code records of each of the jurisdictions listed on Schedule 5.01 hereto, in each case showing no outstanding liens or security interests granted by any Credit Party other than (x) Liens permitted by Section 8.02, and
         (y) Liens in favor of the Collateral Agent;

                  (r) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder and the consummation of the Transaction, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

                  (s) certified copies of the Intercompany Loan Documents;

                  (t) acknowledgments from National Registered Agents, Inc. as to its appointment as agent for service of process for the various Credit Parties;

                  (u) certified copies of indentures, credit agreements, instruments, and other documents evidencing or securing Indebtedness of any Consolidated Company described on Schedule 8.01(b), in any single case in an amount not less than $1,000,000;

                  (v) certificates, reports and other information as the Agents may request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, Plans and other compensation and employee benefit plans;

                  (w) certificates, reports, environmental audits and investigations, and other information as the Agents may request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from environmental and employee health and safety exposures to which the Consolidated

         Companies may be subject, and the plans of the Consolidated Companies with respect thereto;

                  (x) certificates, reports and other information as the Agents may request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from litigation (including without limitation, products liability and patent infringement claims) pending or threatened against the Consolidated Companies;

                  (y) a summary, set forth in format and detail acceptable to the Agents, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies accompanied by the insurance certificates naming the Collateral Agent as loss payee and additional insured as may be required by the terms of the Security Documents;

                  (z) the favorable opinion of Bass, Berry & Sims PLC, counsel to the Credit Parties, substantially in the form of Exhibit H-1, and
         (ii) Currothers & Roth, P.A. special North Carolina counsel to the Agents and the Lenders, substantially in the form of Exhibit H-2, in each case addressed to the Agents and each of the Lenders, and covering such other matters as either Agent or any Lender may reasonably request;

                  (aa) a copy of the Alamac Acquisition Agreement, accompanied by the certificate of a senior officer of the Parent as to the consummation of the Alamac Acquisition and the other transactions contemplated by the Alamac Acquisition Agreement and certain other matters, together with copies of the documents required to be delivered pursuant to the Alamac Acquisition Agreement, together with the certificate of a senior officer of the Parent as to the accuracy thereof;

                  (bb) a duly executed Assignment of Purchase Agreement, acknowledged by the Sellers;

                  (cc) a letter from Weil Gotshall & Manges, counsel to the Seller, authorizing the Agents and the Lenders to rely upon the opinions delivered by such law firm to the Seller in connection with the Alamac Acquisition;

                  (dd) a copy of the Senior Subordinated Note Indenture, accompanied by a certificate of a senior officer of the Parent as to the consummation of the offering of the Senior Subordinated Notes and the receipt of gross proceeds thereof in an amount of not less than $125,000,000;

                  (ee) a duly executed initial Borrowing Base Certificate;

                  (ff) written direction from the Borrowers to the Agent regarding the disbursement of the proceeds of the Term Loans and the initial Revolving Loans to be made on the Closing Date;

                  (gg) evidence satisfactory to the Agent of the repayment of all other Indebtedness of the Consolidated Companies (including Alamac Holdings and its Subsidiaries) other than Indebtedness permitted by the terms of this Agreement;

                  (hh) the Letter of Credit Agreement Amendment; and

                  (ii) such other documents, opinions, certificates and agreements as the Agents may request.

                  SECTION 5.02. CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT. At the time of the making of all Loans and issuance of all Letters of Credit (before as well as after giving effect to such Loans and the proposed use of the proceeds thereof and the issuance of such Letters of Credit) the following conditions shall have been satisfied or shall exist:

                  (a) there shall exist no Default or Event of Default;

                  (b) all representations and warranties by Parent contained herein, and all representations and warranties by the other Borrowers contained herein, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans;

                  (c) since the date of the financial statements referenced in
         Section 6.14 hereof, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has been furnished to the Lenders pursuant to Section 7.07);

                  (d) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of any Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its business or assets, or to compel one or more Credit Party to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies, taken as a whole;

                  (e) the Loans to be made and the use of proceeds thereof or the issuance of such Letters of Credit shall not contravene, violate or conflict with, or involve the Agents or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to any of the Borrowers; and

                  (f) the Revolving Borrowers shall have delivered to the Agents the Borrowing Base Certificate required by Section 7.12 hereof; and

                  (g) The Agents shall have received such other documents (including, without limitation, any necessary Federal Reserve Form U-1 or other similar form required by the Margin Regulations) or legal opinions as the Agents or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agents.

                  Each request for a Borrowing or issuance of a Letter of Credit and the acceptance by each Borrower of the proceeds thereof shall constitute a representation and warranty by such Borrower, as of the date of the Loans comprising such Borrowing or the issuance of such Letter of Credit, that the applicable conditions specified in Sections 5.01 and 5.02 have been satisfied.


                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

                  Each of the Parent (as to itself and all other Consolidated Companies, whether or not the Parent is a Borrower hereunder) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants as follows (and that after giving effect to the Alamac Acquisition, the following will be true and correct, provided that the representations and warranties in Sections 6.05, 6.08, 6.12 and 6.15(b) are given with respect to Alamac Holdings, Alamac Enterprises, Inc. and Alamac to the best knowledge of the Parent and the other Borrowers):

                  SECTION 6.01. ORGANIZATIONAL EXISTENCE; COMPLIANCE WITH LAW. Each of the Consolidated Companies is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and each of the Credit Parties has the corporate or other organizational power and authority and the legal right to own and operate its property and to conduct its business. Each of the Consolidated Companies (i) other than the Credit Parties, has the corporate or other organizational power and authority and the legal right to own and operate its property and to conduct its business, (ii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its business requires such qualification, and (iii) is in compliance with all Requirements of Law, where (a) with respect to those Consolidated Companies that are not Credit Parties, the failure to have such power, authority and legal right as set forth in clause (i), (b) the failure to be so qualified or in good standing as set forth in clause (ii), or (c) the failure to comply with Requirements of Law as set forth in clause (iii), would reasonably be expected, in the aggregate, to have a Materially Adverse Effect. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock or other equity interests, for each Subsidiary as of the date of this Agreement is accurately described on Schedule 6.01.

                  SECTION 6.02. ORGANIZATIONAL POWER; AUTHORIZATION. Each of the Credit Parties has the corporate or other organizational power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of such Credit Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental


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authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than (i) such consents, authorizations or filings which have been made or obtained, and (ii) customary filings to perfect the Liens in favor of the Collateral Agent.

                  SECTION 6.03. ENFORCEABLE OBLIGATIONS. This Agreement has been duly executed and delivered, and each other Credit Document will be duly executed and delivered, by the respective Credit Parties, and this Agreement constitutes, and each other Credit Document when executed and delivered will constitute, legal, valid and binding obligations of the Credit Parties, respectively, enforceable against the Credit Parties in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  SECTION 6.04. NO LEGAL BAR. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

                  SECTION 6.05. NO MATERIAL LITIGATION. Except as set forth on
Schedule 6.05 or in any notice furnished to the Lenders pursuant to Section 7.07(i) at or prior to the respective times the representations and warranties set forth in this Section 6.05 are made or deemed to be made hereunder, no litigation, investigations or proceedings of or before any courts, tribunals, arbitrators or governmental authorities are pending or, to the knowledge of any Borrower, threatened by or against any of the Consolidated Companies, or against any of their respective properties or revenues, existing or future (a) with respect to any Credit Document, or any of the transactions contemplated hereby or thereby, or (b) which, if adversely determined, would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 6.06. INVESTMENT COMPANY ACT, ETC. None of the Credit Parties is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). None of the Credit Parties is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed, guarantee such indebtedness, or pledge its assets to secure such indebtedness, as contemplated hereby or by any other Credit Document.

                  SECTION 6.07. MARGIN REGULATIONS. No part of the proceeds of any of the Loans will be used for any purpose which violates, or which would be inconsistent or not in compliance with, the provisions of the applicable Margin Regulations.

                  SECTION 6.08.  COMPLIANCE WITH ENVIRONMENTAL LAWS.

                  (a) The Consolidated Companies have received no notices of claims or potential liability under, and are in compliance with, all applicable Environmental Laws, where such claims



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and liabilities under, and failures to comply with, such statutes, regulations, rules, ordinances, laws or licenses, would reasonably be expected to result in penalties, fines, claims or other liabilities (including, without limitation, remediation costs and expenses) to the Consolidated Companies in amounts in excess of $1,000,000, either individually or in the aggregate, except as set forth on Schedule 6.08(a) or in any notice furnished to the Lenders pursuant to
Section 7.07(j) at or prior to the respective times the representations and warranties set forth in this Section 6.08(a) are made or deemed to be made hereunder.

                  (b) Except as set forth on Schedule 6.08(b) or in any notice furnished to the Lenders pursuant to Section 7.07(j) at or prior to the respective times the representations and warranties set forth in this Section 6.08(b) are made or deemed to be made hereunder, none of the Consolidated Companies has received any notice of violation, or notice of any action, either judicial or administrative, from any governmental authority (whether United States or foreign) relating to the actual or alleged violation of any Environmental Law, including, without limitation, any notice of any actual or alleged spill, leak, or other release of any Hazardous Substance, waste or hazardous waste by any Consolidated Company or its employees or agents, or as to the existence of any contamination on any properties owned by any Consolidated Company, where any such violation, spill, leak, release or contamination would reasonably be expected to result in penalties, fines, claims or other liabilities (including, without limitation, remediation costs and expenses) to the Consolidated Companies in amounts in excess of $1,000,000, either individually or in the aggregate; and

                  (c) The Consolidated Companies have obtained all necessary governmental permits, licenses and approvals which are material to the operations conducted on their respective properties, including without limitation, all required material permits, licenses and approvals for (i) the emission of air pollutants or contaminates, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes.

                  SECTION 6.09. INSURANCE. The Consolidated Companies currently maintain insurance with respect to their respective properties and businesses, with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances. The Consolidated Companies have paid all material amounts of insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

                  SECTION 6.10. NO DEFAULT. None of the Consolidated Companies is in default under or with respect to any Contractual Obligation in any respect which has had or is reasonably expected to have a Materially Adverse Effect.

                  SECTION 6.11. NO BURDENSOME RESTRICTIONS. Except as set forth on Schedule 6.11 or in any notice furnished to the Lenders pursuant to
Section 7.07(p) at or prior to the respective



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times the representations and warranties set forth in this Section 6.11 are made or deemed to be made hereunder, none of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 6.12. TAXES. Except as set forth on Schedule 6.12, each of the Consolidated Companies have filed or caused to be filed all declarations, reports and tax returns which are required to have been filed, and has paid all taxes, custom duties, levies, charges and similar contributions ("taxes" in this Section 6.12) shown to be due and payable on said returns or on any assessments made against it or its properties, and all other taxes, fees or other charges imposed on it or any of its properties by any governmental authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided in its books); and no tax liens have been filed and, to the knowledge of Parent or any other Borrower, no claims are being asserted with respect to any such taxes, fees or other charges; excluding, however, for purposes of the foregoing portions of this Section, tax returns not filed or taxes not paid where the aggregate amount of taxes involved does not exceed $100,000 in the aggregate and the failure to file such returns or pay such taxes has resulted from the Consolidated Companies being without knowledge that the respective tax authorities are claiming such taxes to be due.

                  SECTION 6.13. SUBSIDIARIES. Except as disclosed on Schedule 6.01, on the date of this Agreement, Parent has no Subsidiaries and neither Parent nor any Subsidiary is a joint venture partner or general partner in any partnership. After the date of this Agreement, except as disclosed on Schedule
6.13 or in any notice furnished pursuant to Section 7.07(q) at or prior to the respective times the representations and warranties set forth in this Section
6.13 are made or deemed to be made hereunder, Parent has no Material
Subsidiaries.

                  SECTION 6.14. FINANCIAL STATEMENTS. The Borrowers have furnished to the Agent and the Lenders:

                  (a) Dyersburg Corporation. (i) the audited consolidated balance sheet of the Parent and the Consolidated Companies as at September 28, 1996 and the related consolidated statements of income, shareholders' equity and cash flows for the 52-week period then ended, including in each case the related schedules and notes, and (ii) the unaudited balance sheet of the Consolidated Companies as at the end of the third fiscal quarter of 1997, and the related unaudited consolidated statements of income, shareholders' equity, and cash flows for the period then ended, setting forth in each case in comparative form the figures for the previous fiscal year and third fiscal quarter, as the case may be. The foregoing financial statements fairly present in all material respects the consolidated financial condition of such Consolidated Companies as at the dates thereof and results of operations for such periods in conformity with GAAP consistently applied. Such Consolidated Companies taken as a whole do not have any material contingent obligations, contingent liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments not reflected in the foregoing financial statements or the notes thereto.


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



Since September 28, 1996, there have been no changes with respect to such Consolidated Companies which has had or would reasonably be expected to have a Materially Adverse Effect.

                  (b) Alamac Holdings. (i) the audited consolidated balance sheet of Alamac Holdings and its Subsidiaries as at December 31, 1996 and the related consolidated statements of income, shareholders' equity and cash flows for the 52-week period then ended, including in each case the related schedules and notes, and (ii) the unaudited balance sheet of Alamac Holdings and its Subsidiaries as at the end of the second quarter of 1997, and the related unaudited consolidated statements of income, shareholders' equity, and cash flows for the period then ended, setting forth in each case in comparative form the figures for the previous fiscal year and second fiscal quarter, as the case may be. The foregoing financial statements fairly present in all material respects the consolidated financial condition of Alamac Holdings and its Subsidiaries as at the dates thereof and results of operations for such periods in conformity with GAAP consistently applied. Alamac Holdings and its Subsidiaries taken as a whole do not have any material contingent obligations, contingent liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments not reflected in the foregoing financial statements or the notes thereto. Since December 31, 1996, there have been no changes with respect to Alamac Holdings and its Subsidiaries which has had or would reasonably be expected to have a Materially Adverse Effect.

                  (c) Pro Forma Combined Financial Statements. (i) the unaudited pro forma condensed consolidated balance sheet of Parent (after giving effect to the Alamac Acquisition) as of July 5, 1997 and (ii) the unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 28, 1996 and the nine and twelve months ending July 5, 1997, set forth in the Offering Memorandum filed with the Securities Exchange Commission in connection with the offering of the Senior Subordinated Notes. The foregoing pro forma financial statements fairly present in all material respects, on a pro forma consolidated basis, the combined consolidated financial condition of Parent and Alamac Holdings as at the dates thereof. The Consolidated Companies, after giving effect to the Alamac Acquisition, taken as a whole, do not have any material contingent obligations, contingent liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments not reflected in the foregoing financial statements or the notes thereto.

                  SECTION 6.15. ERISA. Except as disclosed on Schedule 6.15 or in any notice furnished to the Lenders pursuant to Section 7.07(k) at or prior to the respective times the representations and warranties set forth in this
Section 6.15 are made or deemed to be made hereunder:

                  (a) Identification of Plans. None of the Consolidated Companies nor any of their respective ERISA Affiliates maintains or contributes to, or has during the past six years maintained or contributed to, any Plan that is subject to Title IV of ERISA;

                  (b) Compliance. Each Plan maintained by the Consolidated Companies have at all times been maintained, by their terms and in operation, in compliance with all applicable laws, and the Consolidated Companies have not incurred and are not likely to incur any tax or penalty with



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



respect to any Plan of such Consolidated Company or any ERISA Affiliate thereof, including without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404, or 419 of the Tax Code, where the failure to comply with such laws, and such taxes and penalties, together with all other liabilities referred to in this Section 6.15 (taken as a whole), would in the aggregate have a Materially Adverse Effect;

                  (c) Liabilities. The Consolidated Companies are subject to no liabilities (including withdrawal liabilities) with respect to any Plans of such Consolidated Companies or any of their ERISA Affiliates, including without limitation, any liabilities arising from Titles I or IV of ERISA, other than obligations to fund benefits under an ongoing Plan and to pay current contributions, expenses and premiums with respect to such Plans where such liabilities, together with all other liabilities referred to in this Section
6.15 (taken as a whole), would in the aggregate have a Materially Adverse
Effect;

                  (d) Funding. The Consolidated Companies and, with respect to any Plan which is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses (including PBGC or other premiums) of each Plan, where the failure to pay such amounts (when taken as a whole, including any penalties attributable to such amounts) would have a Materially Adverse Effect. No Plan subject to Title IV of ERISA has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA), determined as if such Plan terminated on any date on which this representation and warranty is deemed made, in any amount which, together with all other liabilities referred to in this Section
6.15 (taken as a whole), would have a Materially Adverse Effect if such amount were then due and payable. The Consolidated Companies are subject to no liabilities with respect to post-retirement medical benefits in any amounts which, together with all other liabilities referred to in this Section 6.15 (taken as a whole), would have a Materially Adverse Effect if such amounts were then due and payable.

                  SECTION 6.16. PATENTS, TRADEMARKS, LICENSES, ETC. Except as set forth on Schedule 6.16 or in any notice furnished to the Lenders pursuant to
Section 7.07(p) at or prior to the respective times the representations and warranties set forth in this Section 6.16 are made or deemed to be made hereunder, (i) the Consolidated Companies have obtained and hold in full force and effect all material patents, trademarks, service marks, trade names, copyrights, licenses and other such rights, free from burdensome restrictions, which are necessary for the operation of their respective businesses as presently conducted, and (ii) to the best of the Borrowers' knowledge, no product, process, method, service or other item presently sold by or employed by any Consolidated Company in connection with such business infringes any patents, trademark, service mark, trade name, copyright, license or other right owned by any other person and there is not presently pending, or to the knowledge of the Borrowers, threatened, any claim or litigation against or affecting any Consolidated Company contesting such Person's right to sell or use any such product, process, method, substance or other item where the result of such failure to obtain and hold such benefits or such infringement would have a Materially Adverse Effect.


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



                  SECTION 6.17. OWNERSHIP OF PROPERTY. Each Consolidated Company has good and marketable fee simple title to or a valid leasehold interest in all of its real property and good title to, or a valid leasehold interest in, all of its other property, as such properties are reflected in the consolidated balance sheets referred to in Section 6.14, other than properties disposed of in the ordinary course of business since such date or as otherwise permitted by the terms of this Agreement, subject to no Lien or title defect of any kind, except Liens permitted hereby and title defects not constituting material impairments in the intended use for such properties. The Consolidated Companies enjoy peaceful and undisturbed possession under all of their respective leases.

                  SECTION 6.18. INDEBTEDNESS. Except for the Indebtedness outstanding pursuant to the Existing Credit Agreement and the Existing Senior Notes to be repaid in full or the Closing Date, and as set forth on Schedule 8.01, none of the Consolidated Companies is an obligor in respect of any Indebtedness for borrowed money, or any commitment to create or incur any Indebtedness for borrowed money, in an amount not less than $100,000 in any single case, and such Indebtedness and commitments for amounts less than $100,000 do not exceed $500,000 in the aggregate for all such Indebtedness and commitments of the Consolidated Companies.

                  SECTION 6.19. FINANCIAL CONDITION. On the Closing Date and after giving effect to the Transaction, including without limitation, the use of the proceeds of the Term Loans, the Revolving Loans as provided in Articles II and III (i) assets of each Credit Party at fair valuation and based on their present fair saleable value (including, without limitation, the fair and realistic value of (x) any contribution or subrogation rights in respect of any Guaranty Agreement given by such Credit Party, and (y) any Intercompany Loan owed to such Credit Party) will exceed such Credit Party's debts, including contingent liabilities (as such liabilities may be limited under the express terms of any Guaranty Agreement of such Credit Party), (ii) the remaining capital of such Credit Party will not be unreasonably small to conduct the Credit Party's business, and (iii) such Credit Party will not have incurred debts, or have intended to incur debts, beyond the Credit Party's ability to pay such debts as they mature. For purposes of this Section 6.19, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  SECTION 6.20. INTERCOMPANY LOANS. On the Closing Date, except as set forth on Schedule 6.20, there are no Intercompany Loans outstanding. The Intercompany Loans and the Intercompany Loan Documents have been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitute the legal, valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity.


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



                  SECTION 6.21. LABOR MATTERS. Except as set forth in Schedule
6.21 or in any notice furnished to the Lenders pursuant to Section 7.07(p) at or prior to the respective times the representations and warranties set forth in this Section 6.21 are made or deemed to be made hereunder, the Consolidated Companies have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of the Borrowers, there are no such strikes, disputes, slow downs or work stoppages threatened against any Consolidated Company. The hours worked and payment made to employees of the Consolidated Companies have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Consolidated Companies, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Consolidated Companies where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 6.22. PAYMENT OR DIVIDEND RESTRICTIONS. Except as set forth in Section 8.12 or described on Schedule 6.22, none of the Consolidated Companies is party to or subject to any agreement or understanding restricting or limiting the payment of any dividends or other distributions by any such Consolidated Company.

                  SECTION 6.23. ALAMAC ACQUISITION. The Alamac Acquisition Agreement is in full force and effect, has not been terminated, rescinded or withdrawn, and no material provision thereof has been amended or waived by any party; all representations and warranties of the Parent set forth in the Alamac Acquisition Agreement and, to the best knowledge of the Parent, of Alamac Holdings and the Sellers contained in the Alamac Acquisition Agreement, are true and correct as of the Closing Date with the same effect as though made on and as of the Closing Date; all requisite approvals by governmental authorities and regulatory bodies having jurisdiction over the Parent, Alamac Holdings and the Sellers in respect of the transactions contemplated by the Alamac Acquisition Agreement have been obtained by such entities, as the case may be, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Alamac Acquisition Agreement or the continued conduct by the Parent of the business of Alamac Holdings and its Subsidiaries or otherwise.

                  SECTION 6.24 CONTINUING BUSINESS OF ALAMAC HOLDINGS. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, (i) the business relationships of Alamac Holdings (on a consolidated basis) with any customer or group of customers of Alamac Holdings whose business individually or in the aggregate is material to the operations or financial condition of Alamac Holdings (on a consolidated basis),
(ii) the business relationships of Alamac Holdings (on a consolidated basis) with any of its suppliers or (iii) any contract; and Parent and each Borrower reasonably anticipates that after the consummation of the transactions contemplated by the Acquisition Agreement and this Agreement, all such customers and suppliers will continue a business relationship with Alamac Holdings and its Subsidiaries on a basis no less favorable to Alamac Holdings (on a consolidated basis) than as heretofore conducted and there exists no other condition or state of facts or circumstances which affect the ongoing business



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



of Alamac Holdings (on a consolidated basis), which, in the case of (i), (ii) or
(iii) above, would reasonably be expected, either singly or in the aggregate, to have Materially Adverse Effect.

                  SECTION 6.25. CONSENTS TO ALAMAC ACQUISITION. No material consent, authorization or approval of, or declaration, notification, filing or registration with, any governmental or regulatory authority or any third party, including without limitation, the filing of any "Pre-merger Notification Report" with the Federal Trade Commission and the Antitrust Division of the Department of Justice pursuant to Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the regulations promulgated thereunder is necessary in connection with the consummation of the Alamac Acquisition which has not been obtained prior to the Closing Date.

                  SECTION 6.26. OBLIGATIONS CONSTITUTE DESIGNATED SENIOR DEBT. All of the Obligations outstanding pursuant to this Agreement and the Letter of Credit Agreement constitute "Designated Senior Debt" pursuant to the terms of the Senior Subordinated Indenture.

                  SECTION 6.27. REPRESENTATIONS AND WARRANTIES RELATING TO ACCOUNTS. With respect to all Accounts listed in any Borrowing Base Certificate as Eligible Accounts that:

                  (a) They are genuine and in all respects what they purport to be, and they are not evidenced by judgments;

                  (b) They arise out of completed, bona fide sales of goods or rendition of services by the Revolving Borrowers in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between the Revolving Borrowers and the Account Debtors;

                  (c) They are for liquidated amounts maturing as stated in the duplicate invoice covering such sale or rendition of services, copies of which have been furnished or are available to the Agent;

                  (d) None of the Revolving Borrowers has made an agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by such Borrower in the ordinary course of its business for prompt payment or volume purchases and which are reflected in the calculation of the net amount of each respective invoice related thereto;

                  (e) There are no facts, events or occurrences of which any Revolving Borrower has knowledge which in any way impair the validity or enforceability thereof or which will reduce the amount payable thereunder from the face amount of the invoice and statements delivered to the Agent with respect thereto;

                  (f) To the best of each Revolving Borrower's knowledge, the Account Debtors thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Accounts were executed and (ii) such Account Debtors are solvent; and


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



                  (g) No Revolving Borrower has any knowledge of any fact or circumstance which would impair the validity or collectibility of the Accounts, and to the best of each Revolving Borrower's knowledge there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                  SECTION 6.28. REPRESENTATIONS AND WARRANTIES RELATING TO INVENTORY. Except as specifically disclosed to and acknowledged by the Agent in writing, with respect to all Eligible Inventory, the Agent may rely upon all statements, warranties, or representations made in any Borrowing Base Certificate in determining the classification of such Inventory and in determining which items of Inventory listed in such Borrower Base Certificate meet the requirements of the definition of Eligible Inventory.

                  SECTION 6.29. DISCLOSURE. No representation or warranty contained in this Agreement (including the Schedules attached hereto) or in any other document furnished from time to time pursuant to the terms of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading as of the date made or deemed to be made. Except as may be set forth herein (including the Schedules attached hereto) or in any notice furnished to the Lenders pursuant to Section 7.07 at or prior to the respective times the representations and warranties set forth in this
Section 6.29 are made or deemed to be made hereunder, there is no fact known to the Borrowers which has had, or is reasonably expected to have, a Materially Adverse Effect.


                                   ARTICLE 7.

                              AFFIRMATIVE COVENANTS

                  So long as any Commitment remains in effect hereunder or any Note or other Obligation shall remain unpaid, Parent (whether or not it is a Borrower hereunder) and each other Borrower will:

                  SECTION 7.01. ORGANIZATIONAL EXISTENCE, ETC. Preserve and maintain, and, except as expressly permitted by the terms of this Agreement, cause each of its Subsidiaries to preserve and maintain, its corporate or other organizational existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation or other organization in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to be so qualified would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 7.02. COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply with all Requirements of Law (including, without limitation, the Environmental Laws subject to the exception set forth in
Section 6.08(a) where the penalties, claims,



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fines, and other liabilities resulting from noncompliance with such
Environmental Laws do not involve amounts in excess of $500,000 in the aggregate) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 7.03. PAYMENT OF TAXES AND CLAIMS, ETC. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

                  SECTION 7.04. KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions which are required to be maintained in order to prepare the consolidated financial statements of Parent in conformity with GAAP.

                  SECTION 7.05. VISITATION, INSPECTION, ETC. Permit, and cause each of its Subsidiaries to permit, any representative of the Agent, the Collateral Agent or Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as such Agent, Collateral Agent or Lender may reasonably request after reasonable prior notice to Parent; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Parent shall be required and further provided that the Agent and Lenders shall be bound by the provisions of
Section 11.08 in connection with the exercise of their rights pursuant to this
Section 7.05.

                  SECTION 7.06.  INSURANCE; MAINTENANCE OF PROPERTIES.

                  (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts as is customary for such companies under similar circumstances or as otherwise required by the terms of any Security Document; provided, however, that in any event Parent and each other Borrower shall use their best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Parent and the Agents, be excessive.

                  (b) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of

Parent may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Parent from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Parent, desirable in the conduct of its business or the business of any Consolidated Company.

                  SECTION 7.07.  REPORTING COVENANTS.  Furnish to each Lender:

                  (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of Parent, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated and a consolidating basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated and a consolidating basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and, except with respect to the financial statements prepared on a consolidating basis, accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of comparable recognized national standing, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (b) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each fiscal quarter of Parent (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated and a consolidating basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Parent's fiscal year ended at the end of such quarter, presented on a consolidated and a consolidating basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Parent's previous fiscal year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Parent that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated and consolidating basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Parent's fiscal year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes);

                  (c) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of the president, chief financial officer or principal accounting officer of Parent (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with Section 7.09 and Sections 8.01 through 8.05;

                  (d) Excess Cash Flow Certificate. Together with the financial statements required pursuant to subsection (a) above, a certificate of the president, chief financial officer or principal accounting officer of Parent setting forth the calculation of Excess Cash Flow in reasonable detail for the fiscal year covered by such financial statements;

                  (e) Auditor's No Default Certificate. Together with the financial statements required pursuant to subsection (a) above, a certificate of the accountants who prepared the report referred to therein, (i) stating whether anything has come to its attention to cause it to believe that there existed on the date of such statements any Default or Event of Default and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clauses (c) and (d) above based upon its audit;

                  (f) Annual Budget. Within 30 days after the beginning of each Fiscal Year, commencing with Fiscal Year 1999, an annual financial plan and forecasted balance sheets and statements of income, shareholders' equity, and cash flows for such fiscal year for the Consolidated Companies presented on a consolidated and consolidating basis;

                  (g) Notice of Default. Promptly after any officer of Parent or any other Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Parent specifying the nature thereof and the proposed response thereto;

                  (h) Asset Sales. Together with the financial statements required pursuant to subsection (a) above, a certificate of the chief financial officer or principal accounting officer of Parent reporting all Asset Sales effected by the Consolidated Companies during the fiscal year covered by such financial statements which involved Asset Values in excess of $500,000 in any single transaction or related series of transactions, including the Asset Value of such assets and the amounts received by the Consolidated Companies with respect to such sales, and such other information regarding such transactions as any Agent or Lender may reasonably request;

                  (i) Litigation. Promptly after (i) the occurrence thereof, notice of the institution of or any material adverse development in any material action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property of any thereof, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;

                  (j) Environmental Notices. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $1,000,000;

                  (k)      ERISA.

                           (i) Promptly after any Consolidated Company has
                  knowledge of the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (A) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (B) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, where any such taxes, penalties or liabilities exceed or could exceed $1,000,000 in the aggregate;

                           (ii) Promptly after such notice must be provided to
                  the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA or under
                  Section 401(a)(29) or 412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

                           (iii) Promptly after receipt, any notice received by
                  any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

                           (iv) Promptly upon the filing thereof with the
                  Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

                           (v) Upon the request of the Agent, (A) true and
                  complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL,

                  (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof;

                  (l) Liens. Promptly upon any Consolidated Company becoming aware thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than those Liens expressly permitted by Section 8.02;

                  (m) Domestication of Subsidiaries. Not less than 30 days prior thereto, notice of any intended domestication of any Foreign Subsidiary as a United States corporation, whether by merger, stock transfer or otherwise;

                  (n) Public Filings, Etc. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Parent to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Parent and the other Consolidated Companies;

                  (o) Accountants' Reports. Promptly upon receipt thereof, copies of all financial statements of, and all reports submitted by, independent public accountants to Parent in connection with each annual, interim, or special audit of Parent's financial statements, including without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

                  (p) Burdensome Restrictions, Etc. Promptly upon the existence or occurrence thereof, notice of the existence or occurrence of (i) any Contractual Obligation or Requirement of Law described in Section 6.11,
         (ii) failure of any Consolidated Company to hold in full force and effect those trademarks, service marks, patents, trade names, copyrights, licenses and similar rights necessary in the normal conduct of its business, the loss or absence of which could have a Materially Adverse Effect, and (iii) any strike, labor dispute, slow down or work stoppage as described in Section 6.21;

                  (q) New Material Subsidiaries. Within 30 days after the formation or acquisition of any Material Subsidiary, or any other event resulting in the creation of a new Material Subsidiary, notice of the formation or acquisition of such Material Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Agent may request;

                  (s) Asset Sales. At any time that the aggregate amount of Asset Sales made by the Consolidated Companies after the Closing Date exceeds $500,000 (based on the Asset

         Values), prompt notice of any additional Asset Sale or related series of Asset Sales involving Asset Values of $500,000 or more; and

                  (t) Other Information. With reasonable promptness, such other information about the Consolidated Companies as any Agent or Lender may reasonably request from time to time.

                  SECTION 7.08. ALAMAC ACQUISITION AGREEMENT. Comply in all material respects with the terms of the Alamac Acquisition Agreement and provide to the Agent and the Lenders copies of all material notices given or received pursuant thereto.

                  SECTION 7.09.  FINANCIAL COVENANTS.

                  (a) Fixed Charge Coverage. Maintain as of the last day of each Fiscal Quarter, commencing with the first Fiscal Quarter of 1998, a minimum Fixed Charge Coverage Ratio as shown below for each Fiscal Quarter ending on the dates or during the periods indicated:

                                                             Minimum Fixed Charge
                                                                   Coverage
                  Period                                            Ratio
                  ------                                     --------------------
             First Fiscal Quarter 1998                             .90:1.00

             Second Fiscal Quarter 1998                           1.00:1.00

             Third Fiscal Quarter 1998                            1.25:1.00

             Fiscal Year End 1998                                 1.25:1.00

             First Fiscal Quarter 1999 and thereafter             1.50:1.00

Notwithstanding the definition of Fixed Charge Coverage Ratio, for the first three Fiscal Quarters of 1998, the Fixed Charge Coverage Ratio shall be calculated for the period commencing on October 4, 1997 and ending on such date.

                  (b) Interest Coverage. Maintain as of the last day of each Fiscal Quarter, commencing with the first Fiscal Quarter of 1998, a minimum Interest Coverage Ratio as shown below for each Fiscal Quarter ending on the dates or during the periods indicated:

                                                            Minimum Interest
                                                                 Coverage
                  Period                                          Ratio
                  ------                                    ----------------
             First Fiscal Quarter 1998                          1.00:1.00

             Second Fiscal Quarter 1998                         1.20:1.00

             Third Fiscal Quarter 1998                          1.50:1.00

             Fiscal Year End 1998 and thereafter                1.50:1.00


Notwithstanding the definition of Interest Coverage Ratio, for the first three Fiscal Quarters of 1998, the Interest Coverage Ratio shall be calculated for the period commencing on October 4, 1997 and ending on such date.

                  (c) Adjusted Funded Debt Coverage. Maintain as of the last day of each Fiscal Quarter, commencing with the first Fiscal Quarter of 1998, a maximum Adjusted Funded Debt Coverage Ratio as shown below for each Fiscal Quarter ending on the dates or during the periods indicated:

                                                               Maximum Adjusted Funded
                                                                    Debt Coverage
                  Period                                                Ratio
                  ------                                       -----------------------
             Last Day of First Fiscal Quarter 1998                      4.8:1.00

             Last Day of Second Fiscal Quarter 1998                     4.8:1.00

             Last Day of Third Fiscal Quarter 1998                      4.6:1.00

             Last Day of Fourth Fiscal Quarter 1998                     4.4:1.00

             Last Day of First Fiscal Quarter 1999                      4.0:1.00

             Last Day of Second Fiscal Quarter 1999                     3.8:1.00

             Last Day of Third Fiscal Quarter 1999                      3.6:1.00

             First Day of Fourth Fiscal Quarter 1999 through
                 Last Day of Second Fiscal Quarter 2000                 3.4:1.00

             First Day of Second Fiscal Quarter 2000
                 and thereafter                                         3.2:1.00.

Notwithstanding the definition of Adjusted Funded Debt Coverage Ratio, for the first three Fiscal Quarters of 1998, Consolidated EBDITAR shall be calculated on an annualized basis for the period commencing on October 4, 1997 and ending on such date (i.e., for the calculation on the last day of the first Fiscal Quarter of 1998, Consolidated EBITDAR shall be calculated for such period and multiplied by four, for the calculation on the last day of the second Fiscal Quarter of 1998, Consolidated EBITDAR shall be calculated for such period and multiplied by two, and for the calculation on the last day of the third Fiscal Quarter of 1998, Consolidated EBITDAR shall be calculated for such period and multiplied by 4/3rds).

                  (d) Consolidated Net Worth. Maintain (i) as of Fiscal Year End 1997, a Consolidated Net Worth equal to or greater than the sum of (x) $90,619,550 plus (y) an amount equal to 50% of Consolidated Net Income since July 5, 1997; and (ii) as of the last day of each Fiscal Quarter of Parent thereafter, a Consolidated Net Worth equal to or greater than the sum of (x) the required Consolidated Net Worth of Parent as of the last date measured pursuant to this subsection (d), plus (y) an amount equal to 50% of the Consolidated Net Income for the Fiscal Quarter then ending; provided, however, in the event that the Consolidated Companies suffer a net loss for any Fiscal Quarter, Consolidated Net Income shall be deemed to be $0, so that in no event shall the required Consolidated Net Worth at the end of any Fiscal Quarter be less than the greater of (x) $90,619,550 and (y) the amount required at the end of any preceding Fiscal Quarter.

                  (e) Pro Forma Calculations. Schedule 7.09 sets forth the calculation of the financial covenant amounts, ratios, and percentages required by paragraphs (a) through (d) of this Section 7.09 calculated as of July 5, 1995 for the 12 months then ended based upon the pro forma financial statements described in Section 6.14(c)(ii).

                  SECTION 7.10. NOTICES UNDER CERTAIN OTHER INDEBTEDNESS. Immediately upon its receipt thereof, Parent shall furnish the Agents a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 8.01(b), (c), (e) or (f) (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $500,000, where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or (ii) with respect to any Parent Control Debt, the existence or occurrence of any event or condition which requires or permits such holder(s) to exercise rights under any Change in Control Provision. Parent agrees to take such actions as may be necessary to require the holder(s) of Parent Control Debt (or any trustee or agent acting on their behalf) to furnish copies of all such notices directly to the Agent simultaneously with the furnishing thereof to Parent, and that such requirement may not be altered or rescinded without the prior written consent of the Agent.

                  SECTION 7.11.  ADDITIONAL CREDIT PARTIES AND COLLATERAL.

                  (a) New Material Subsidiaries. Promptly after (i) the formation or acquisition of any Material Subsidiary not listed on Schedule 6.13,
(ii) the transfer of assets to any Consolidated Company if notice thereof is required to be given pursuant to Section 7.07(r) and as a result thereof the recipient of such assets becomes a Material Subsidiary, (iii) the domestication of any Foreign Subsidiary that is a Material Subsidiary, or (iv) the occurrence of any other event creating a new Material Subsidiary, Parent shall execute and deliver, and cause to be executed and delivered (x) a Pledge Agreement, with respect to all capital stock of such Material Subsidiary if it is not a Foreign Subsidiary, or 66% of the capital stock of such Material Subsidiary if it is a Foreign Subsidiary directly owned by Parent or a Subsidiary that is not, and is not directly or indirectly controlled by, a Foreign Subsidiary, (y) a Guaranty Agreement from each such Material Subsidiary that is not a Foreign Subsidiary (together with an appropriate supplement to the Contribution Agreement), and (z) a Security Agreement, Mortgage or other Security Document granting a Lien to the Collateral Agent, for the benefit of the Lenders, on substantially all of the assets of such Subsidiary, together with related documents of the kind described in Section 5.01, all in form and substance satisfactory to the Agents.

                  (b) New Assets. Promptly after the acquisition by any Credit Party of any assets, whether consisting of general intangibles, real property, leasehold estates, stock, partnership interests or personal property, with an aggregate value in excess of $500,000 which do not constitute Collateral, the relevant Credit Party shall execute and deliver to the Collateral Agent, for the benefit of the Lenders, a Security Document and any other document which the Collateral Agent may reasonably require, in order to create a first priority perfected security interest in, or lien on, such asset.

                  SECTION 7.12.  ADDITIONAL REPORTS.

                  (a) Within twenty (20) days after the end of each fiscal month, the Revolving Borrowers shall deliver to the Agent and to each Lender requesting the same, a Borrowing Base Certificate as of the end of such fiscal month, which shall be in the form of Exhibit J attached hereto or such other form as shall be satisfactory to the Agent, setting forth the amount of Inventory owned by the Revolving Borrowers, and specifically setting forth the amount of Eligible Inventory and the Eligible Accounts as of such month end.

                  (b) Within twenty (20) days after request of the Agent or any Lender, the Revolving Borrowers shall deliver to the Agent and to any Lender requesting the same, in form acceptable to the Agent, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed and all other information necessary to calculate Eligible Accounts as of such last day of the preceding month and, upon the Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as the Agent shall reasonably request.

                  SECTION 7.13. POST CLOSING REQUIREMENTS. Promptly, and in any event within thirty (30) days after the Closing Date, deliver, or cause to be delivered to the Agent in form and substance satisfactory to the Agent and the Required Lenders a Phase I environmental report with respect to UKLP's manufacturing facility, and within a reasonable period of time thereafter, such additional Phase II reports as the Agents may reasonably request with respect thereto.



                                   ARTICLE 8.

                               NEGATIVE COVENANTS

                  So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, neither Parent (whether or not it is a Borrower hereunder) nor any other Borrower will or will permit any Subsidiary to:

                  SECTION 8.01. INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, other than:

                  (a) Indebtedness under this Agreement and the other Credit Documents;

                  (b) The Senior Subordinated Notes and other Indebtedness outstanding on the Closing Date and described on Schedule 8.01(b); provided that, the letters of credit described pursuant on such Schedule shall be permitted hereunder only through the current maturity or renewal date thereof (whether or not the issuer elects to renew such letter of credit);

                  (c) purchase money Indebtedness to the extent secured by a Lien permitted by Section 8.02(b);

                  (d) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either (i) not more than 90 days past due, or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

                  (e) the Intercompany Loans described on Schedule 6.20 and any other loans between Consolidated Companies provided that (i) each loan or other extension of credit made by a Credit Party to another Consolidated Company that is not a Credit Party hereunder shall be made payable on demand and shall not be subordinated to other obligations of such Consolidated Company and all such loans and extensions of credit shall not exceed $100,000 in the aggregate at any one time outstanding unless otherwise agreed in writing by the Required Lenders, (ii) each loan or other extension of credit made to a Credit Party by another Consolidated Company that is not a Credit Party hereunder shall be made on a subordinated basis consistent with the subordinated Intercompany Loans in existence on the date of this Agreement and no portion of the principal amount thereof shall be payable prior to the Term Loan Maturity Date or Revolver Termination Date (whichever is last to occur), and (iii) such loans or other extensions of credit are otherwise permitted pursuant to the limitations of Section 8.05 (a) and
         (c);

                  (f) Indebtedness under the Interest Rate Contract(s) and Currency Contract(s) entered into in the ordinary course of business consistent with past practices, including without limitation, the Wachovia Interest Rate Contract;

                  (g) Indebtedness arising pursuant to certain bonds to be issued by the City of Dyersburg, Tennessee on behalf of DFLP in an amount not to exceed $9,500,000, provided that such bonds are purchased by a Credit Party and pledged to the Collateral Agent hereunder; and

                  (h) other Indebtedness not to exceed $500,000 at any one time outstanding.

                  SECTION 8.02. LIENS. Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

                  (a) Liens existing on the date hereof disclosed on
         Schedule 8.02;

                  (b) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property, provided that such Lien does not extend to any other property, and provided further that the aggregate amount of Indebtedness secured by all such Liens at any time does not exceed $1,000,000;

                  (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                  (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                  (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (f) easements, rights-of-way, restrictions and other similar charges or encumbrances not materially interfering with the ordinary conduct of the business of the Consolidated Companies or any of their respective properties;

                  (g) Liens for judgments which are being actively appealed in good faith by appropriate proceedings in an aggregate amount not to exceed $500,000;

                  (h) Liens securing the Wachovia Interest Rate Agreement, which Liens are pari passu with the Liens in favor of the Collateral Agent pursuant to the Security Documents;

                  (i) Liens securing the obligations of the Credit Parties in connection with the bond transaction permitted by Section 8.01(g);

                  (j) Liens existing with respect to any Persons acquired by any Consolidated Company and not created in contemplation of such Acquisition; and

                  (k) Liens in favor of the Collateral Agent securing the Obligations hereunder.

                  SECTION 8.03. MERGERS, ASSET SALES, ETC. Merge or consolidate with any other Person, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), provided, however, that the foregoing restrictions shall not be applicable to:

                  (a) (i) any merger of a Borrower with another Borrower, (ii) any merger of a Credit Party with another Person as long as such Credit Party is the surviving entity of such


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



         merger and the Parent continues to hold, directly or indirectly, the same percentage of the voting securities of such Person, (iii) any Subsidiary Guarantor may merge with any Borrower or any other Subsidiary Guarantor, and (iv) any other Subsidiary of the Parent may merge with any other Subsidiary of the Parent, any Subsidiary Guarantor or any Borrower provided, however, that no transaction pursuant to clauses (i), (ii), (iii) or (iv) above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction.

                  (b) (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a Capital Expenditure item in accordance with Section 2.03, (ii) other Asset Sales where, on the date of execution of a binding obligation to make such Asset Sale (provided that if the Asset Sale is not consummated within six (6) months of such execution, then on the date of consummation of such Asset Sale rather than on the date of execution of such binding obligation), the Asset Value of Asset Sales occurring after the Closing Date pursuant to this clause (ii), taking into account the Asset Value of the proposed Asset Sale, would not exceed $2,500,000 in the aggregate, (iii) sales of inventory in the ordinary course of business, and (vi) Asset Sales occurring as part of any sale and leaseback transactions permitted pursuant to Section 8.06; provided, however, that no transaction pursuant to clauses (i), (ii), or (iv) above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction and all such Assets Sales shall be subject to the provisions of Section 2.03 and Section 3.10.

                  SECTION 8.04. DIVIDENDS, ETC. (a) In the case of the Parent, declare or pay any dividend on its capital stock, or make any payment to purchase, redeem, retire, defease or acquire any of its Subordinated Debt or capital stock or any option, warrant, or other right to acquire such Subordinated Debt or capital stock, other than:

                           (i) dividends payable solely in shares of capital
                  stock; and

                           (ii) cash dividends declared and paid, and all other
                  such payments made, after the Closing Date in an aggregate amount at any time not to exceed, as of the date of determination, fifty percent (50%) of the cumulative Consolidated Net Income for the period (taken as one accounting period) consisting of the twelve most recently ended Fiscal Quarters of the Parent for which internal financial statements have been prepared (taking into account 100% of all deficits during such period);

provided, however, no such payment may be made pursuant to clause (ii) above, unless (x) the full amount of the mandatory prepayment required by Section 2.03(b) or Section 3.10 has been made, and (y) no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment.

         (b) In the case of any of the other Borrowers, declare or pay any dividend on its capital stock, or make any payment to purchase, redeem, retire, defease or acquire any of its Subordinated

Debt or capital stock or any option, warrant, or other right to acquire such Subordinated Debt or capital stock, other than

                           (i) dividends payable solely in shares of capital
                  stock to other Credit Parties; and

                           (ii) cash dividends declared and paid, and all other
                  such payments made, directly or indirectly to the Parent, provided that such payments do not exceed amounts necessary to allow the Parent to service the Indebtedness outstanding pursuant to the Senior Subordinated Notes Indenture and to pay taxes, accounting, legal and central managerial costs and expenses in a manner and amount consistent with historical business practices, provided, however, no such payment may be made pursuant to clause (ii) above, unless (x) the full amount of the mandatory prepayment required by Section 2.03(b) or Section 3.10 has been made, and (y) no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment.

                  SECTION 8.05. ACQUISITIONS; INVESTMENTS, LOANS, ETC. Make, permit or hold any Investments in any Person, or otherwise make any Acquisitions or hold any Subsidiaries, other than:

                  (a) (i) Investments in Subsidiaries that are Credit Parties, and (ii) any loans to or investments in or from any Credit Party in connection with an integrated cash management system among the Consolidated Companies;

                  (b) Acquisitions made and simultaneously used for the acquisition of the capital stock of any Person, or all or any substantial portion of the property or assets of any Person, as long as
         (x) such Acquisition occurs more than 18 months after the Closing Date, and (y) the aggregate consideration paid in connection with such Acquisition (whether in cash, notes or securities), when combined with all previous Acquisitions made pursuant to this subsection (b), does not exceed $10,000,000; provided, however, that no Acquisition may be made at any time that a Default or Event of Default has occurred and is continuing or would exist as a result of such Acquisition;

                  (c) Investments in (x) Subsidiaries, other than those Subsidiaries that are Guarantors, and (y) joint ventures with Texmaco entered into after the Closing Date; provided that, (i) the aggregate amount of such Investments does not in aggregate amount exceed $10,000,000 at any time outstanding, unless otherwise consented to in writing by the Required Lenders, and (ii) that any recourse obligation of any Consolidated Company in connection with such joint venture (whether contingent or otherwise) is included in the calculation of Funded Debt for purposes of this Agreement as well as such $10,000,000 limitation; provided, however, that no Investment may be made at any time that a Default or Event of Default has occurred and is continuing or would exist as a result of such Investment;

                  (d) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case supported by the full faith and credit of the United States and maturing within one year from the date of creation thereof;

                  (e) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by a nationally recognized credit rating agency;

                  (f) time deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company; and

                  (g) Investments made by Plans.

                  SECTION 8.06. SALE AND LEASEBACK TRANSACTIONS. Sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for such transactions occurring after the date of this Agreement as are (x) described in Section 8.01(g), or (y) permitted by Section 8.01(c).

                  SECTION 8.07.  TRANSACTIONS WITH AFFILIATES.

                  (a) Enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a Consolidated Company), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that, the foregoing provisions shall not apply to transactions in connection with joint ventures permitted pursuant to Section 8.05(c) to the extent agreed in writing by the Agent.

                  (b) Convey or transfer to any other Person (including any other Consolidated Company) other than to any Revolving Borrower, any real property, buildings, or fixtures used in the manufacturing or production operations of any Borrower.

                  (c) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) owned by a Credit Party if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.


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



                  SECTION 8.08. PREPAYMENTS. (a) Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, including without limitation, the Senior Subordinated Notes, except with respect to (i) the Obligations under this Agreement and the Notes, and Indebtedness arising under the Letter of Credit Agreement, (ii) permitted prepayments of Indebtedness incurred in connection with industrial revenue bonds upon the occurrence of a determination of an event of taxability entitling the holder(s) thereof to receive a higher rate of interest, (iii) Intercompany Loans made or outstanding pursuant to Section 8.01(c)(i) where demand for payment has been made in accordance with Section 8.13, and (iv) Intercompany Loans made or outstanding pursuant to Section 8.01(c)(ii) upon the prior written consent of the Agent.

                  (b) Directly or indirectly, take any action requiring the mandatory prepayment, redemption, defeasance or offer to prepay or retire any of its Indebtedness arising pursuant to the Senior Subordinated Notes, or give a notice of redemption or offer to redeem in connection therewith.

                  SECTION 8.09. CHANGES IN BUSINESS. Enter into or engage in any business other than the textile industry and related businesses.

                  SECTION 8.10. ERISA. Take or fail to take any action with respect to any Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan without first obtaining the written approval of the Required Lenders, where such actions or failures could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 8.11. ADDITIONAL NEGATIVE PLEDGES. Create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) Section 8.02, (ii) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by Section 8.01(b) or 8.01(f) is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, (iii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies; and (iv) the terms of the Senior Subordinated Note Indenture as in effect on the date hereof.

                  SECTION 8.12. LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED COMPANIES. Create or otherwise cause or suffer to exist or become effective, any consensual


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



encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Parent or any other Consolidated Company, or (iii) transfer any of its property or assets to Parent or any other Consolidated Company, except any consensual encumbrance or restriction existing under (x) the Credit Documents or (y) the Senior Subordinated Note Indenture as in effect on the date hereof.

                  SECTION 8.13. ACTIONS UNDER CERTAIN DOCUMENTS. Without the prior written consent of the Agent, modify, amend, cancel or rescind:

                  (a) Intercompany Loan Documents. The Intercompany Loans or Intercompany Loan Documents (except that a loan between Consolidated Companies as permitted by Section 8.01(e) may be modified or amended so long as it otherwise satisfies the requirements of clause (ii) of
         Section 8.01(e)), or make demand of payment or accept payment on any Intercompany Loans permitted by Section 8.01(e)(ii), except that current interest accrued thereon as of the date of this Agreement and all interest subsequently accruing thereon (whether or not paid currently) may be paid unless an Event of Default has occurred and is continuing.

                  (b) Texmaco Documents. The Agreement, dated as of April 8, 1997 by and between Polysindo Hong Kong Limited and the Parent.

                  (c) Senior Subordinated Notes. The Senior Subordinated Notes Indenture, the Senior Subordinated Notes or any document or agreement executed in connection therewith.

                  SECTION 8.14. DESIGNATED SENIOR DEBT; ABILITY TO INCUR ADDITIONAL SENIOR DEBT. Without the prior written consent of the Agents, (x) cause any Indebtedness of the Parent or any of its Subsidiaries, other than Indebtedness owing under this Agreement and the Letter of Credit Agreement, to become "Designated Senior Debt" as provided in the Senior Subordinated Notes Indenture, or (y) cease to have an allowance for at least $5,000,000 of additional Indebtedness pursuant to Section 4.09(ix) of the Senior Subordinated Notes Indenture.

                  SECTION 8.15. CHANGE OF FISCAL YEAR. Change the calculation of the fiscal year of any of the Consolidated Companies.

                  SECTION 8.16. SALE OR DISCOUNT OF RECEIVABLES. Sell or permit any Subsidiary to sell with recourse or discount or otherwise sell for less than the face value thereof, any of its notes or account receivables other than the sale, in the ordinary course of business, of (x) defaulted receivables for purposes of collection, and (y) foreign receivables pursuant to factoring arrangements approved by the Agents.



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



                                   ARTICLE 9.

                                EVENTS OF DEFAULT

                  Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

                  SECTION 9.01. PAYMENTS. Any Borrower shall fail to make promptly when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or any Borrower shall fail to make within five (5) days after the due date thereof any payment of interest, fee or other amount payable hereunder;

                  SECTION 9.02. COVENANTS WITHOUT NOTICE. Parent or any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.07(g), 7.09, 7.12, 8.01 through 8.06, 8.08, 8.09, and 8.11 through 8.15;

                  SECTION 9.03. OTHER COVENANTS. Parent or any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 9.01 and 9.02, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Parent's or any Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Parent or any Borrower by any Agent or Lender;

                  SECTION 9.04. REPRESENTATIONS. Any representation or warranty made or deemed to be made by Parent, any other Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Agents or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

                  SECTION 9.05. NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $1,000,000 in the aggregate;

                  SECTION 9.06. DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company shall fail to observe or perform within any applicable grace period any covenants or agreements contained in any agreements or instruments relating to any of its Indebtedness exceeding $1,000,000 in the aggregate, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;


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



                  SECTION 9.07. BANKRUPTCY. Parent or any other Consolidated Company shall commence a voluntary case concerning itself under the Bankruptcy Code or applicable foreign bankruptcy laws; or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) or similar official under applicable foreign bankruptcy laws is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

                  SECTION 9.08. ERISA. A Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates

                           (i) shall fail to be funded in accordance with the
                  minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

                           (ii) is being, or has been, terminated or the subject
                  of termination proceedings under applicable law or the terms of such Plan; or

                           (iii) shall require a Consolidated Company to provide
                  security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

                           (iv) results in a liability to a Consolidated Company
                  under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Materially Adverse Effect.

                  SECTION 9.09. JUDGMENT. A judgment or order for the payment of money in excess of $1,000,000 or otherwise having a Materially Adverse Effect shall be rendered against Parent or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 60 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

                  SECTION 9.10. OWNERSHIP OF CREDIT PARTIES. If any Borrower (other than Parent) shall at any time fail to be a wholly owned Subsidiary of Parent, either directly or indirectly through another wholly owned Subsidiary of Parent, except where all outstanding Loans made to such Borrower have been paid in full and the Lenders shall have no further obligation to extend additional credit to such Borrower;

                  SECTION 9.11. CHANGE IN CONTROL OF PARENT. (i) Any Change in Control shall occur or exist, or (ii) any event or condition shall occur or exist which, pursuant to the terms of any Change in Control Provision, requires or permits the holder(s) of Parent Control Debt to require that such Parent Control Debt be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Parent Control Debt to be accelerated in any respect;

                  SECTION 9.12. DEFAULT UNDER OTHER CREDIT DOCUMENTS. There shall exist or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Parent or any other Credit Party, or at any time it is or becomes unlawful for Parent or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Parent or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Parent or any such Credit Party;

                  SECTION 9.13. DEFAULT UNDER INTEREST RATE CONTRACT OR CURRENCY CONTRACT. Any event or condition shall occur or exist which causes, or permits any party thereto (other than the Consolidated Company or Companies party thereto) to cause, the termination or cancellation of the or any Interest Rate Contract or Currency Contract (excluding any termination or cancellation effected at the option of Parent in the exercise of Parent's business judgment or any other termination or cancellation of such Interest Rate Contract or Currency Contract not resulting from any breach of such agreement or default thereunder by any Consolidated Company or Companies), and as a result of such cancellation or termination, any of the Consolidated Companies would be required to make net payments thereunder in excess of $1,000,000 in the aggregate;

                  SECTION 9.14. ATTACHMENTS. An attachment or similar action shall be made on or taken against any of the assets of any Consolidated Company with an Asset Value exceeding $500,000 in aggregate and is not removed within 90 days of the same being made;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Agent may, with the consent of the Required Lenders, and upon the written or telecopy request of the Lenders, shall, by written notice to Borrowers, take any or all of the following actions, without prejudice to the rights of the Agents, any Lender or the holder of any Note to enforce its claims against Borrowers or any other Credit Party:
(i) declare all Commitments terminated, whereupon the pro rata Commitments of each Lender shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrowers; provided, that, if an Event of Default specified in Section 9.07 shall occur, the result which would occur upon the giving of written notice by the Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice. Upon any acceleration of the Loans outstanding hereunder, all outstanding Letters of Credit shall be deemed to have been fully drawn and the Revolving Borrowers shall be required to deposit cash collateral into the L/C Cash Collateral Account in accordance with the provisions of Section 3.05(b).


                                   ARTICLE 10.

                           THE AGENT; COLLATERAL AGENT

                  SECTION 10.01 APPOINTMENT OF AGENT. Each Lender hereby designates STBA as Agent to administer all matters concerning the Revolving Loans (including, without limitation, the L/C Subcommitments) and the Term Loans and to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such actions on its behalf under the provisions of this Agreement, the Letter of Credit Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

                  SECTION 10.02.  APPOINTMENT OF COLLATERAL AGENT.

                  (a) The Agent and each Lender hereby designates STBA as Collateral Agent and hereby authorizes the Collateral Agent to enter into each of the Security Documents substantially in the form attached hereto and to the Letter of Credit Agreement, and to take all action contemplated thereby. All rights and remedies under the Security Documents may be exercised by the Collateral Agent for the benefit of the Agent and the Lenders and the other beneficiaries thereof upon the terms thereof. The Agent and the Lenders further agree that the Collateral Agent may assign its rights and obligations as Collateral Agent under any of the Security Documents to any affiliate of the Collateral Agent or to any trustee, which assignee in each such case shall (subject to compliance with any requirements of applicable law governing the assignment of such Security Documents) be entitled to all the rights of the Collateral Agent under and with respect to the applicable Security Document.

                  (b) In each circumstance where, under any provision of any Security Document, the Collateral Agent shall have the right to grant or withhold any consent, exercise any remedy, make any determination or direct any action by the Collateral Agent under such Security Document, the Collateral Agent shall act in respect of such consent, exercise of remedies, determination or action, as the case may be, with the consent of and at the direction of the Required Lenders; provided, however, that no such consent of the Required Lenders shall be required with respect to any consent, determination or other matter that is, in the Collateral Agent's judgment, ministerial or administrative in nature; provided, further, that in no event shall the Collateral Agent be required, and in all cases shall be fully justified in failing or refusing, to take any action under or pursuant to any Security Document which, in the reasonable opinion of the Collateral Agent, (a) would be contrary to the terms of any Security Document or would subject it or its officers, employees, or directors to liability, unless and until the Collateral Agent shall be indemnified or tendered security to its satisfaction by the Lenders against any and all loss, cost, expense or liability in connection therewith, or (b) would be contrary to law, in each case anything herein or elsewhere contained to the contrary notwithstanding. In each circumstance where any consent of or direction from the Required Lenders is required, the Collateral Agent shall send to the Lenders a notice setting forth a description in reasonable detail of the matter as to which consent or direction is requested and the Collateral Agent's proposed course of action with respect thereto. In the event the Collateral Agent shall not have received a response from any Lender within five (5) Business Days after such Lender's receipt of such notice, such Lender shall be deemed to have agreed to the course of action proposed by the Collateral Agent.

                  SECTION 10.03. NATURE OF DUTIES OF AGENTS. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement, the Letter of Credit Agreement, and the other Credit Documents. None of the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agents shall be ministerial and administrative in nature; the Agents shall not have by reason of this Agreement or the Letter of Credit Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement, the Letter of Credit Agreement, or the other Credit Documents except as expressly set forth herein.

                  SECTION 10.04.  LACK OF RELIANCE ON THE AGENTS.

                  (a) Independently and without reliance upon the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement or the Letter of Credit Agreement, the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loans, or the issuance of any Letters of Credit, or at any time or times thereafter.

                  (b) The Agents shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreements, the Pledge Agreements, the Letter of Credit Agreement, the Security Documents, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreements, the Pledge Agreements, the Letter of Credit Agreement, the Security Documents, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; provided, however, to the extent the Agents have been advised that a Lender has not received any information formally delivered to the Agents pursuant to Section 7.07, the Agents shall deliver or cause to be delivered such information to such Lender.

                  SECTION 10.05. CERTAIN RIGHTS OF THE AGENTS. If any Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement or the Letter of Credit Agreement, such Agent shall be entitled to refrain from such act or taking such act, unless and until the Agent shall have received instructions from such Lenders; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement or the Letter of Credit Agreement.

                  SECTION 10.06. RELIANCE BY AGENTS. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agents may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 10.07. INDEMNIFICATION OF AGENTS. To the extent the Agents are not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify (i) each Agent, ratably according to the respective principal amounts of the Loans and participations in Letters of Credit outstanding by each Lender (or if no amounts are outstanding, ratably in accordance with their respective Commitments under the Facilities administered by such Agent of which such Lender is a part), and (ii) the Collateral Agent, ratably according to the respective amounts of the Loans and Letters of Credit outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed

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on, incurred by or asserted against such Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to any Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

                  SECTION 10.08. THE AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, and its obligations pursuant to the Letter of Credit Agreement and the reimbursement obligations to it thereunder, each Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include each of the Agents in its individual capacity. The Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement, the Letter of Credit Agreement, and otherwise without having to account for the same to the Lenders.

                  SECTION 10.09. HOLDERS OF NOTES. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agents. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

                  SECTION 10.10.  SUCCESSOR AGENTS.

                  (a) Any Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers and may be removed at any time with or without cause by the Required Lenders; provided, however, the Collateral Agent may not resign or be removed except where the Agent is also resigning or being removed and a successor Collateral Agent has been appointed under this Agreement and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right, upon five days' notice to the Borrowers, to appoint a successor Agent or Agents. If no successor Agent or Agents shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's or Agents' giving of notice of resignation or the Required Lenders' removal of the retiring Agent or Agents, then, upon five days' notice to the Borrowers, the retiring Agent or Agents may, on behalf of the Lenders, appoint a successor Agent or Agents, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000.

                  (b) Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement or the Letter of Credit Agreement.


                                   ARTICLE 11.

                                  MISCELLANEOUS

                  SECTION 11.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Agents and the Borrowers. Each such notice, request or other communication shall be effective
(i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Agents shall not be effective until received.

                  SECTION 11.02. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders do any of the following:
(i) waive any of the conditions specified in Sections 5.01 or 5.02 (ii) increase the Commitments or other contractual obligations of the Lenders to the Borrowers under this Agreement or the Letter of Credit Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder or under the Letter of Credit Agreement, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder or under the Letter of Credit Agreement, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder or under the Letter of Credit Agreement, (vi) agree to release any of the Collateral from the Lien of the Security Documents, any funds in the L/C Cash Collateral Account, to the extent securing the Obligations or to release any Guarantor from its obligations under any Guaranty Agreement (provided, that no agreement to any such release shall be required from any Lenders in connection with the transactions described in connection with an Asset Sale (including a sale of

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Pledged Stock) that is made at a time when Borrowers have satisfied the requirements set forth in Section 8.03 with respect to such sale), or (vii) amend this Section 11.02 or Section 11.06. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, the Collateral Agent or Swing Line Lender, as the case may be, in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Agent or the Collateral Agent or Swing Line Lender, as the case may be, under this Agreement, the Letter of Credit Agreement, or under any other Credit Document.

                  SECTION 11.03. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent, the Collateral Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under the Letter of Credit Agreement or any other Credit Document, and no course of dealing between any Credit Party and the Agent, the Collateral Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under the Letter of Credit Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent, the Collateral Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under the Letter of Credit Agreement or any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Collateral Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  SECTION 11.04. PAYMENT OF EXPENSES, ETC. Each of Parent and each other Borrower shall, jointly and severally:

                           (i) whether or not the transactions hereby
                  contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Agents in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agents and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement, the Letter of Credit Agreement, and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Agents), and in the case of enforcement of this Agreement, the Letter of Credit Agreement, or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel), for any of the Lenders;

                           (ii) subject, in the case of certain Taxes, to the
                  applicable provisions of Section 4.07(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes, the Letter of Credit Agreement, and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes;

                           (iii) indemnify each Agent and Lender, and their
                  respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or the Letters of Credit, or any Credit Party's entering into and performing of the Agreement, the Notes, the Letter of Credit Agreement, or the other Credit Documents, including, without limitation, the reasonable fees and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, the Borrowers shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct, or the violation by such Indemnitee of any law, rule or regulation, unless such violation occurs directly or indirectly as a result of an action, inaction, representation or misrepresentation by or on behalf of any Credit Party or other Consolidated Company; and

                           (iv) without limiting the indemnities set forth in
                  subsection (iii) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, the Letter of Credit Agreement, any other Credit Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to any Subsidiary of Parent owned or controlled by the Lenders, the Collateral Agent, or their nominees or designees, as a result of their acquisition of Pledged Stock pursuant to exercise of remedies under the Pledge Agreements).

         If and to the extent that the obligations of Parent and each other Borrower under this Section 11.04 are unenforceable for any reason, Parent and each other Borrower hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  SECTION 11.05. RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the Letter of Credit Agreement and the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder.

                  SECTION 11.06. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Borrowers may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

                  (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

                  (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by
it) and the Letter of Credit Agreement to any Eligible Assignee; provided, however, that (i) the Agent and Parent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld; it being agreed that, in the case of any assignment of an L/C Subcommitment or other obligations under the Letter of Credit Agreement, such consent will be properly withheld if such assignee has not been approved by the Agent in its sole discretion), (ii) the aggregate amount of the Commitments and outstanding Term Loans of the assigning Lender that are subject to such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agents) shall not be less than $5,000,000, (iii) the assigning Lender retains after the consummation of such assignment a minimum aggregate amount of Commitments and Term Loans of $10,000,000, (iv) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and a processing and recordation fee of $3000, and (v) if the assigning Lender is assigning all or any portion of its interests, rights or obligations under this Agreement in respect of such Lender's Revolving Loans, the assigning Lender shall also assign to such Eligible Assignee a corresponding portion of its interest, rights and obligations under the LC Exposure and Swing Line Loans and Revolving Loan Commitments; provided, further, that in the case of any assignment made (x) at any time there exists an Event of Default hereunder, (y) where such assigning Lender is assigning the entire amount of its Commitments and Term Loans hereunder, or (z) where such assigning Lender is assigning to one of its Affiliates or to a Person that is already a Lender under this Agreement prior to giving effect to such assignment, then and in any such assignment described in the preceding clauses (x), (y), or (z), the minimum amounts specified in clauses
(ii) and (iii) in this sentence shall not be required. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Parent and each of the other Borrowers, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Term Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Term Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

                  (d) Each Lender may, without the consent of Parent, any other Borrower or the Agents, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) no Lender may sell a participation in its aggregate Commitments and Term Loans (after giving effect to any permitted assignment hereof) in an amount in excess of fifty percent (50%) of such aggregate Commitments and Term Loans, except that no such maximum amount shall be applicable to any such participation sold at any time there exists an Event of Default hereunder, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article IV of this Agreement, and (v) Parent, the other Borrowers and the Agents and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement, and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Parent and the other Borrowers relating to the Loans and the Letters of Credit, and to approve any amendment, modification or waiver of any provisions of this Agreement, and the other Credit Documents.

                  (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrowers or the other Consolidated Companies furnished to such Lender by or on behalf of Borrowers or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrowers and the Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or Borrowers relating to such confidential information unless otherwise properly disposed of by such entity.

                  (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

                  (g) If (i) any Taxes referred to in Section 4.07(b) have been levied or imposed so as to require withholdings or deductions by any Borrower and payment by any Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of increased costs or reduced rate of return pursuant to Section 4.10 or any Lender determines that LIBOR is unascertainable or illegal pursuant to Section 4.08 or Section 4.09, or any Lender makes a claim for increased costs pursuant to Section 4.16, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrowers, then and in such event, upon request from Borrowers delivered to such Lender and the Agent, such Lender shall assign, in accordance with the provisions of Section 11.06(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrowers and consented to by the Agent (such consent not be unreasonably withheld) in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment; provided, however, Lenders subject to this Section 11.06 shall be treated in a substantially identical manner.

                  SECTION 11.07.  GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE LETTER OF CREDIT AGREEMENT, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR IN ANY COURT OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (c) EACH BORROWER HEREBY IRREVOCABLY DESIGNATES NATIONAL REGISTERED AGENTS, INC. OF NASHVILLE, TENNESSEE, AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF SUCH BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON EITHER SUCH LOCAL AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. IF FOR ANY REASON SERVICE OF PROCESS CANNOT PROMPTLY BE MADE ON EITHER SUCH LOCAL AGENT, EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  (d) Nothing herein shall affect the right of the Agents, any Lender, any holder of a Note or any Credit Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

                  SECTION 11.08. CONFIDENTIALITY. Each Lender agrees that it will maintain in confidence and will not disclose, publish or disseminate, to any Person, any confidential information which it has or shall acquire during the term of this Agreement relating to the business, operations and condition, financial or otherwise of the Borrowers, except that such information may be disclosed by such Lender if and to the extent that:

                  (a) such information is in the public domain at the time of disclosure;

                  (b) such information is required to be disclosed by subpoena or similar process of applicable law or regulations;

                  (c) such information is required to be disclosed to any regulatory or administrative body or commission to whose jurisdiction such Lender may be subject;

                  (d) such information is disclosed to counsel, auditors or other professional advisors to such Lender or to affiliates of such Lender provided that such affiliates agree to keep such information confidential as set forth herein;

                  (e) such information is disclosed with the prior written consent of the Borrowers which consent shall not be unreasonably withheld or delayed;

                  (f) such information is disclosed in connection with any litigation or dispute between such Lender and the Borrowers concerning this Agreement or the Notes or any of the other Credit Documents;

                  (g) such information is disclosed in connection with a prospective assignment, grant of a participation interest in or other transfer by such Lender of any of its interest in the Credit Documents in accordance with
Section 11.06(e);

                  (h) such information was in the possession of such Person or such Person's affiliates without obligation of confidentiality prior to such Lender furnishing it to such Person; or

                  (i) such information is received by such Lender, without restriction as to its disclosure or use, from a Person, who, to such Lender's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

         Each Lender agrees to use its best efforts to give the Borrowers prompt notice of any subpoena or similar process referred to in clause (b) above, provided that such Lender shall have no liability in event such notice is not given.

                  SECTION 11.09. INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                  SECTION 11.10. INTENT NOT TO VIOLATE USURY LAWS. It is the intent of the parties hereto not to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and the Borrowers and the Agents and Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest or loan charges contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to the Lenders by the Borrowers under this Agreement.

                  SECTION 11.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  SECTION 11.12.  SURVIVAL.

                  (a) The obligations of the Borrowers under Sections 4.07(b), 4.10, 4.12, 4.13, 4.17 and 11.04 hereof shall survive the payment in full of the Notes after the Revolver Termination Date and the Term Loan Maturity Date. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement and the Letter of Credit Agreement shall survive the execution and delivery of this Agreement, the Letter of Credit Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, the execution and delivery of the Notes, and the issuance of the Letters of Credit.

                  (b) The obligations of the Agents, the Lenders, their assignees and participants under Sections 4.07(b), 7.05, 11.08 and 11.06(e) hereof shall survive the payment in full of the Notes after the Revolver Termination Date and the Term Loan Maturity Date.

                  SECTION 11.13. SEVERABILITY. In case any provision in or obligation under this Agreement, the Letter of Credit Agreement, or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 11.14. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                  SECTION 11.15. CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS. If (i) any preparation of the financial statements referred to in
Section 7.07 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, or (ii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, the parties agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

                  SECTION 11.16. HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the Letter of Credit Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement and the Letter of Credit Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


Address for Notices:                     DYERSBURG CORPORATION

Dyersburg Fabrics Inc.
1315 Phillips Street                     By: /s/ W. S. Shropshire, Jr.
Dyersburg, TN 38024                          ----------------------------------
                                             William S. Shropshire, Jr.
                                             Executive Vice President and Chief
Attn: William S. Shropshire, Jr.             Financial Officer

Telecopy No.: 901-286-3411










                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                      DYERSBURG FABRICS LIMITED
                                          PARTNERSHIP, I, A TENNESSEE LIMITED
Dyersburg Fabrics Inc.                    PARTNERSHIP
1315 Phillips Street
Dyersburg, TN 38024                       By: Dyersburg Fabrics Inc., its sole
                                              general partner
Attn: William S. Shropshire, Jr.

Telecopy No.:  901-286-3411                   By: /s/ W. S. Shropshire, Jr.
                                                  ----------------------------
                                                  William S. Shropshire, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer





                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                        UNITED KNITTING LIMITED
                                            PARTNERSHIP, I, A TENNESSEE LIMITED
Dyersburg Fabrics Inc.                      PARTNERSHIP
1315 Phillips Street
Dyersburg, TN 38024                         By: United Knitting, Inc., its sole
                                                general partner
Attn: William S. Shropshire, Jr.
                                                By: /s/ W. S. Shropshire, Jr.
Telecopy No.:  901-286-3411                         ---------------------------
                                                    William S. Shropshire, Jr.
                                                    Secretary and Treasurer






                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                    IQUE LIMITED PARTNERSHIP, I, A
                                        TENNESSEE LIMITED PARTNERSHIP
Dyersburg Fabrics Inc.
1315 Phillips Street                    By: IQUE, Inc., its sole general partner
Dyersburg, TN 38024

Attn: William S. Shropshire, Jr.            By: W. S. Shropshire, Jr.
                                               ----------------------------
                                               William S. Shropshire, Jr.
Telecopy No.:  901-286-3411                    Executive Vice President and
                                               Chief Financial Officer






                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                          ALAMAC KNIT FABRICS, INC.

Dyersburg Fabrics Inc.
1315 Phillips Street                          By: /s/ W. S. Shropshire, Jr.
Dyersburg, TN 38024                               ----------------------------
                                                  William S. Shropshire, Jr.
                                                  Vice President and Secretary
Attn: William S. Shropshire, Jr.

Telecopy No.:  901-286-3411





                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                      SUNTRUST BANK, ATLANTA,
                                          AS AGENT AND COLLATERAL AGENT
25 Park Place
23rd Floor
Atlanta, GA 30303                         By: /s/ R. B. K.
Attention: Raymond King                       --------------------------
                                              Raymond B. King
                                              Vice President
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                          By: /s/ Thomas R. Banks
                                              --------------------------
Telecopy No.: 404/588-8833                    Thomas R. Banks
                                              Assistant Vice President
Payment Office:

25 Park Place, N.E.
Atlanta, GA 30303






                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

Address for Notices:                       SUNTRUST BANK, ATLANTA

25 Park Place
23rd Floor                                 By: /s/ R. B. K.
Atlanta, GA 30303                             ---------------------------
Attention: Raymond King                       Raymond B. King
                                              Vice President

Telex No.: 542210
Answerback: TRUSCO INT ATL                 By: /s/ Thomas R. Banks
                                               --------------------------
                                               Thomas R. Banks
Telecopy No.: 404/588-8833                     Assistant Vice President

Domestic Lending Office:

One Park Place, N.E.
Atlanta, GA 30303

Telex No.: 542210
Answerback: TRUSCO INT ATL



                                                                     PRO RATA
                                              AMOUNT                   SHARE
                                              ------                   -----
TERM LOAN COMMITMENT:                       $50,000,000               100.000%

REVOLVING
LOAN COMMITMENT:                           $110,000,000               100.000%

SWING LINE
COMMITMENT:                                  $5,000,000               100.000%

L/C SUBCOMMITMENT:                          $12,000,000               100.000%






                      (SIGNATURE PAGE TO CREDIT AGREEMENT)

                                    EXHIBIT A

                                     FORM OF
                                    TERM NOTE


August __, 1997                                            U.S. $______________


         FOR VALUE RECEIVED, the undersigned DYERSBURG CORPORATION, a Tennessee corporation and DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership (herein collectively referred to as the "Term Borrowers"), hereby promise, jointly and severally, to pay to the order of _______________, a banking corporation organized under the laws of ______________ (herein, together with any subsequent holder hereof, called the "Term Lender"), the principal sum of _____ MILLION __________________________________ AND NO/100 UNITED STATES
DOLLARS ($____________), in twenty (20) consecutive quarterly installments, in strict accordance with Schedule 2.02 to the Credit Agreement referred to below, together with interest accrued thereon as provided herein. The Term Borrowers likewise agree, jointly and severally, to pay interest on the outstanding principal amount hereof, at such interest rates, payable at such times, and computed in such manner, as are specified in the Credit Agreement in strict accordance with the terms thereof. All remaining principal and accrued interest then outstanding under this Term Note shall be due and payable in full on the Term Loan Maturity Date.

         The Term Lender shall record all payments of principal hereof, and, prior to any transfer hereof, shall endorse such payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that delay or failure of the Term Lender to make any such endorsement or recordation shall not affect the obligations of the Term Borrowers hereunder or under the Credit Agreement with respect to the Term Loan evidenced hereby.

         Any principal or, to the extent not prohibited by law, interest due under this Term Note that is not paid on the due date therefor, whether a regularly scheduled payment date, on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 4.03(c) of the Credit Agreement.

         All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the Payment Office of the Agent specified in the Credit Agreement.

         This Term Note is issued pursuant to, and is one of the Term Notes referred to in, that certain Credit Agreement dated as of August 27, 1997, among the Term Borrowers, United Knitting Limited Partnership, I, IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc., SunTrust Bank, Atlanta, as Agent, SunTrust Bank, Atlanta, as Collateral Agent, and the lenders from time to time a party thereto

(as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"), and the Term Lender is and shall be entitled to all benefits thereof and all Security Documents executed and delivered to the Lenders or the Agent in connection therewith. Terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, restrictions on prepayments on account of principal hereof prior to the maturity hereof, and mandatory prepayments upon the occurrence of certain events.

         This Term Note may be voluntarily prepaid as set forth in Section 4.06 of the Credit Agreement.

         In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Term Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. The Term Borrowers agree, jointly and severally, to pay, and save the Term Lender harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, arising in connection with the enforcement by the Term Lender of any of its rights under this Term Note or the Credit Agreement.

         This Term Note and the rights and obligations of the Term Lender and the Term Borrowers hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

         Each of the Term Borrowers expressly waives any presentment, demand, protest or notice in connection with this Term Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS TERM NOTE.

         IN WITNESS WHEREOF, each Term Borrower has caused this Term Note to be executed and delivered under seal by its duly authorized officers as of the date first above written.


                            DYERSBURG CORPORATION

                            By:
                                -----------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                      -----------------------------------------


                            DYERSBURG FABRICS LIMITED
                            PARTNERSHIP, I, A TENNESSEE LIMITED
                            PARTNERSHIP

                            By: Dyersburg Fabrics Inc., its sole general partner

                                By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------

                              PAYMENTS OF PRINCIPAL


                    Type of
                    Term                   Amount of             Last Day of
                    Loan and               Principal             Applicable
                    Interest               Repaid or             Interest            Notation
Date                Rate                   Prepaid               Period              Made By

----------------------------------------------------------------------------------------------------------


                                    EXHIBIT B

                                     FORM OF
                                 REVOLVING NOTE



August __, 1997                                              U.S. $____________



         FOR VALUE RECEIVED, the undersigned, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership and ALAMAC KNIT FABRICS, INC., a Delaware corporation (herein collectively referred to as the "Revolving Borrowers"), hereby promise, jointly and severally, to pay to the order of _________________________________, a banking corporation organized under the laws of _____________ (herein, together with any subsequent holder hereof, called the "Revolving Lender"), on the Revolver Termination Date the lesser of
(i) the principal sum of ___________________ AND NO/100 UNITED STATES DOLLARS ($__________.00) and (ii) the outstanding principal amount of the Revolving Advances made by the Revolving Lender to the Revolving Borrowers as pursuant to the terms of the Credit Agreement referred to below. The Revolving Borrowers likewise promise, jointly and severally, to pay interest on the outstanding principal amount of each such Revolving Advance, at such interest rates, payable at such times, and computed in such manner, as are specified for such Revolving Advance in the Credit Agreement in strict accordance with the terms thereof.

         The Revolving Lender shall record all Revolving Advances made pursuant to its Revolving Loan Commitment under the Credit Agreement and all payments of principal of such Revolving Advances and, prior to any transfer hereof, shall endorse such Revolving Advances and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that delay or failure of the Revolving Lender to make any such endorsement or recordation shall not affect the obligations of Revolving Borrowers hereunder or under the Credit Agreement with respect to the Revolving Advances evidenced hereby.

         Any principal or, to the extent not prohibited by applicable law, interest due under this Revolving Note that is not paid on the due date therefor, whether on the scheduled Revolver Termination Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in
Section 4.03(c) of the Credit Agreement.

         All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the Payment Office of the Agent specified in the Credit Agreement.

         This Revolving Note is issued pursuant to, and is one of the Revolving Notes referred to in, that certain Credit Agreement dated as of August 27, 1997 among Dyersburg Corporation, a Tennessee corporation, the Revolving Borrowers, SunTrust Bank, Atlanta, as Agent, SunTrust Bank, Atlanta, as Collateral Agent and the lenders from time to time a party thereto, (as the same may be hereafter amended, modified or supplemented from time to time, the "Credit Agreement") and each assignee thereof becoming a "Lender" as provided therein, and the Revolving Lender is and shall be entitled to all benefits thereof and all Security Documents executed and delivered to the Lenders or the Agents in connection therewith. Terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for mandatory prepayments upon the occurrence of certain events.

         This Revolving Note may be prepaid in whole or in part, without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment, and otherwise in accordance with the terms and conditions of
Section 4.06 of the Credit Agreement.

         In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Revolving Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. The Revolving Borrowers agree, jointly and severally, to pay, and save the Revolving Lender harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, arising in connection with the enforcement by the Revolving Lender of any of its rights under this Revolving Note or the Credit Agreement.

         This Revolving Note and the rights and obligations of the Revolving Lender and Revolving Borrowers hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

         Each Revolving Borrower expressly waives any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS REVOLVING NOTE.

         IN WITNESS WHEREOF, each Revolving Borrower has caused this Revolving Note to be executed and delivered under seal by its duly authorized officers as of the date first above written.


                            DYERSBURG FABRICS LIMITED
                            PARTNERSHIP, I, A TENNESSEE LIMITED
                            PARTNERSHIP

                            By: Dyersburg Fabrics Inc., its sole general partner

                                By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                            UNITED KNITTING LIMITED
                            PARTNERSHIP, A TENNESSEE LIMITED
                            PARTNERSHIP

                            By: United Knitting Inc., its sole general partner

                                By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------

                            IQUE LIMITED PARTNERSHIP, I, A TENNESSEE
                            LIMITED PARTNERSHIP

                            By: IQUE, Inc., its sole general partner

                                By:
                                    -------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                       ----------------------------------------

                            ALAMAC KNIT FABRICS, INC.


                            By:
                                -----------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                      -----------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL


                                                                     Last Day of
                   Amount                          Amount of         Applicable
                   of             Interest         Principal         Interest           Notation
Date               Advance        Rate             Prepaid           Period             Made By

-------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                                     FORM OF
                                 SWING LINE NOTE

August __, 1997                                              U.S. $5,000,000.00


         FOR VALUE RECEIVED, the undersigned, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership and, ALAMAC KNIT FABRICS, INC., a Delaware corporation (collectively, the "Revolving Borrowers") hereby promise, jointly and severally, to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (herein, together with any subsequent holder hereof, the "Swing Line Lender") upon the Revolver Termination Date, an amount equal to the lesser of
(x) FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or (y) so much thereof as may have been advanced by the Swing Line Lender to the Revolving Borrowers under the Swing Line Commitment established pursuant to the terms of that certain Credit Agreement, dated as of even date herewith, by and among Dyersburg Corporation, a Tennessee corporation, the Revolving Borrowers, the lenders from time to time party thereto (the "Lenders"), SunTrust Bank, Atlanta, as agent for the Lenders (the "Agent") and SunTrust Bank, Atlanta as collateral agent for the Lenders (the "Collateral Agent") (as hereafter amended, modified or supplemented, the "Credit Agreement"), as such Swing Line Commitment may be extended, renewed, increased or decreased from time to time hereafter, together with interest from the date of each Swing Line Advance hereunder on the unpaid amount of such Swing Line Advance until such Swing Line Advance is paid in full, payable on the dates and at the rates established pursuant to the terms of the Credit Agreement.

         Payments of both principal and interest shall be made in immediately available funds at the Payment Office of the Agent or where the Agent or Swing Line Lender shall so designate in lawful money of the United States of America.

         Any principal or, to the extent not prohibited by applicable law, interest due under this Swing Line Note that is not paid on the due date therefor, whether on the scheduled Revolver Termination Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in
Section 4.03(c) of the Credit Agreement.

         This Swing Line Note is issued pursuant to, and is the Swing Line Note referred to in, the Credit Agreement and Swing Line Lender is and shall be entitled to all benefits thereof and all Security Documents executed and delivered to the Lenders or the Agents in connection therewith. Terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Upon the terms of this Swing Line Note and in compliance with the terms and conditions hereof and of the Credit Agreement, the Revolving Borrowers, from time to time, may request Swing Line Advances hereunder, repay and reborrow up to the maximum aggregate principal amount outstanding at any one time as indicated above. All Swing Line Advances made hereunder by the Swing Line Lender, agreed to maturity date(s) for each Swing Line Advance made hereunder and agreed to interest rates for each Swing Line Advance made hereunder, shall be endorsed by the Swing Line Lender on a schedule attached hereto or otherwise maintained by the Swing Line Lender, which is a part of this Swing Line Note, and which endorsements, together with the Swing Line Lender's internal records, shall be prima facie evidence of such, Swing Line Advances, maturity dates and interest rates, as the case may be, and absent manifest error, shall be binding on the Revolving Borrowers, it being understood, however, that the failure to make any such endorsement shall not affect the obligations of the Revolving Borrowers hereunder.

         In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Swing Line Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. The Revolving Borrowers, jointly and severally, agree to pay, and save the Swing Line Lender harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred, arising in connection with the enforcement by the Swing Line Lender of any of its rights under this Swing Line Note or the Credit Agreement.

         This Swing Line Note and the rights and obligations of the Swing Line Lender and the Revolving Borrowers hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

         Each of the Revolving Borrowers expressly waives any presentment, demand, protest or notice in connection with this Swing Line Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS SWING LINE NOTE.

         IN WITNESS WHEREOF, each of the Revolving Borrowers has caused this Swing Line Note to be executed under seal and delivered by its duly authorized officers as of the date first above written.

                              DYERSBURG FABRICS LIMITED
                              PARTNERSHIP, I, A TENNESSEE LIMITED
                              PARTNERSHIP

                              By: Dyersburg Fabrics Inc., its sole general
                                  partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                              UNITED KNITTING LIMITED
                              PARTNERSHIP, I, A TENNESSEE LIMITED
                              PARTNERSHIP

                              By: United Knitting Inc., its sole general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                              IQUE LIMITED PARTNERSHIP, I, A
                              TENNESSEE LIMITED PARTNERSHIP

                              By: IQUE, Inc., its sole general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                              ALAMAC KNIT FABRICS, INC.


                              By:
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                           SCHEDULE TO SWING LINE NOTE

      Advances made under the Swing Line Facility referred to in the foregoing Swing Line Note.

            Principal        Maturity         Interest       Payments
            Amount of        Date of          Rate of        Made on          Notation
Date        Loan             Loan             Loan           Loan             Made By


-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                                   EXHIBIT D-1

                                     FORM OF
                            PARENT GUARANTY AGREEMENT



     THIS PARENT GUARANTY AGREEMENT (this "Guaranty"), dated as of August 27, 1997, made by DYERSBURG CORPORATION, a Tennessee corporation (the "Guarantor"), in favor of (i) the banks and other lending institutions that are parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (collectively, the "Lenders"), (ii) SunTrust Bank, Atlanta, in its capacity as Collateral Agent (the "Collateral Agent") under the terms of the Credit Agreement, and (iii) SunTrust Bank, Atlanta as agent under the terms of the Credit Agreement (the "Agent"; the Lenders, the Collateral Agent, and the Agent being collectively referred to herein as the "Guaranteed Parties");



                              W I T N E S S E T H:



     WHEREAS, Guarantor has entered into that certain Credit Agreement dated as of August 27, 1997, by and among Guarantor, Dyersburg Fabrics Limited Partnership, I, United Knitting Limited Partnership, I, IQUE Limited Partnership, I and Alamac Knit Fabrics, Inc. (collectively, the "Borrowers"), the Lenders, the Agent, and the Collateral Agent (as hereafter amended, restated, or supplemented from time to time, the "Credit Agreement"; all capitalized terms used herein without definition having the respective meanings set forth for such terms in the Credit Agreement);

     WHEREAS, Guarantor owns, directly or indirectly, all outstanding capital stock of or partnership interest in each of the other Borrowers (collectively, the "Subsidiary Borrowers");

     WHEREAS, the Subsidiary Borrowers and Guarantor share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with Guarantor providing certain centralized financial, accounting and management services to each of the Subsidiary Borrowers;

     WHEREAS, consummation of the transactions pursuant to the Credit Agreement will facilitate expansion and enhance the overall financial strength and stability of Guarantor's entire corporate group; and

     WHEREAS, it is a condition precedent to the Lenders' obligations to enter into the Credit Agreement and to make extensions of credit thereunder that Guarantor execute and deliver this Guaranty, and Guarantor desires to execute and deliver this Guaranty to satisfy such condition precedent;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into and perform their obligations under the Credit Agreement, Guarantor hereby agrees as follows:

     SECTION 1. GUARANTY. Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Loans, Letters of Credit reimbursement obligations, and all other Obligations owing by the Subsidiary Borrowers to the Lenders, the Agent, the Collateral Agent, or any of them, under the Credit Agreement, the Notes, and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Lenders or the Collateral Agent in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), including without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to the Subsidiary Borrowers, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by Guarantor hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (as such term is defined in the Credit Agreement, but excluding Taxes imposed on overall net income of the Guaranteed Party to the same extent as excluded pursuant to the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against any of the Subsidiary Borrowers, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

     SECTION 2. GUARANTY ABSOLUTE. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not Guarantor consents thereto or has notice thereof):

          (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, the Notes, or the other Credit Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

          (b) any lack of validity or enforceability of the Credit Agreement, the Notes, or the other Credit Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

          (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

          (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Subsidiary Borrowers;

          (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor, any Subsidiary Credit Party or any other Credit Party, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

          (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

          (g) any application of sums paid by the Subsidiary Borrowers or any other Person with respect to the liabilities of any of the Subsidiary Borrowers to the Guaranteed Parties, regardless of what liabilities of the Subsidiary Borrowers remain unpaid;

          (h) any act or failure to act by any Guaranteed Party which may adversely affect Guarantor's subrogation rights, if any, against the Subsidiary Borrowers or any of them to recover payments made under this Guaranty; and

          (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Guarantor, any Subsidiary Credit Party or any other Credit Party.

If claim is ever made upon any of the Guaranteed Parties for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any

Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including any of the Subsidiary Borrowers or a trustee in bankruptcy for any of the Subsidiary Borrowers), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the Notes, the other Credit Documents, or any other instrument evidencing any liability of any of the Subsidiary Borrowers, and Guarantor shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

     SECTION 3. WAIVER. Guarantor hereby waives notice of acceptance of this Guaranty, notice of any liability to which it may apply, and further waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, any of the Subsidiary Borrowers or any other party liable with respect to the Guaranteed Obligations (including Guarantor or any other Person executing a guaranty of the obligations of any of the Subsidiary Borrowers).

     SECTION 4. SUBROGATION. Guarantor will not exercise any rights against any of the Subsidiary Borrowers which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been irrevocably paid in full and the Credit Agreement and the Letter of Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to Guarantor on account of such subrogation or contribution rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. If (i) Guarantor shall make payment to the Guaranteed Parties of all or any part of the Guaranteed Obligations and (ii) all the Guaranteed Obligations shall be irrevocably paid in full and the Credit Agreement and the Letter of Credit Agreement irrevocably terminated, the Guaranteed Parties will, at Guarantor's request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of an interest in the Guaranteed Obligations resulting from such payment by Guarantor.

     SECTION 5. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Collateral Agent.

     SECTION 7. NOTICES. All notices and other communications provided for hereunder shall be given in the manner, and at the addresses for Guarantor and the Collateral Agent, respectively, as specified in Section 11.01 of the Credit Agreement.

     SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Collateral Agent or the other Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or other Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9. RIGHT OF SET OFF. In addition to and not in limitation of all rights of offset that the Collateral Agent or other Guaranteed Parties may have under applicable law, the Collateral Agent or other Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Collateral Agent or other Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all deposits of Guarantor (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by the Collateral Agent or the other Guaranteed Parties to Guarantor, whether or not related to this Guaranty or any transaction hereunder.

     SECTION 10. CONTINUING GUARANTY; TRANSFER OF OBLIGATIONS. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and termination of the Total Commitments, (ii) be binding upon Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Collateral Agent, its successors, transferees and assigns, for the benefit of the Guaranteed Parties.

     SECTION 11. GOVERNING LAW; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

     (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURTS OF FULTON COUNTY OF THE STATE OF GEORGIA OR IN ANY COURT OF THE

UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT AND OTHER GUARANTEED PARTIES WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. GUARANTOR HEREBY IRREVOCABLY DESIGNATES NATIONAL REGISTERED AGENTS, INC., AS THE DESIGNEE, APPOINTEE AND AGENT OF GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. IF FOR ANY REASON SERVICE OF PROCESS CANNOT PROMPTLY BE MADE ON EITHER SUCH LOCAL AGENT, GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION.

     (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

     SECTION 12. SUBORDINATION OF SUBSIDIARY BORROWERS' OBLIGATIONS TO GUARANTOR. As an independent covenant, Guarantor hereby expressly covenants and agrees for the benefit of the Collateral Agent and other Guaranteed Parties that all obligations and liabilities of each of the Subsidiary Borrowers to Guarantor of whatsoever description including, without limitation, all intercompany receivables of Guarantor from each of the Subsidiary Borrowers ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Subsidiary Borrowers to the Collateral Agent and other Guaranteed Parties under the terms of the Credit Agreement and the other Credit Documents ("Senior Claims") to the extent provided in this Section 12.

     If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, or waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by any of the Subsidiary Borrowers to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

     In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means any of the Subsidiary Borrowers or Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code; or any involuntary case is commenced against any of the Subsidiary Borrowers or Guarantor; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any of the Subsidiary Borrowers or Guarantor, or any of the Subsidiary Borrowers or Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any of the Subsidiary Borrowers or Guarantor, or any such proceeding is commenced against any of the Subsidiary Credit Parties or Guarantor, or any of the Subsidiary Borrowers or Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any of the Subsidiary Borrowers or Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or any of the Subsidiary Borrowers or Guarantor makes a general assignment for the benefit of creditors; or any of the Subsidiary Borrowers or Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any of the Subsidiary Borrowers or Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any of the Subsidiary Borrowers or Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by any of the Subsidiary Borrowers or Guarantor for the purpose of effecting any of the foregoing.

     In the event any direct or indirect payment or distribution is made to Guarantor in contravention of this Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Collateral Agent and other Guaranteed Parties and shall be immediately paid over to the Collateral Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

     Guarantor agrees to execute such additional documents as the Collateral Agent may reasonably request to evidence the subordination provided for in this
Section 12.

     SECTION 13. AUTOMATIC ACCELERATION IN CERTAIN EVENTS. Upon the occurrence of an Event of Default specified in Section 9.07 of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by Guarantor, without notice or other action on the part of the Collateral Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Subsidiary Borrowers has then been accelerated. In addition, if any event of the types described in Section 9.07 of the Credit Agreement should occur with respect to Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by Guarantor, without notice or other action on the part of the Collateral Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by any of the Subsidiary Borrowers has then been accelerated.

     SECTION 14. INFORMATION. Guarantor assumes all responsibility for being and keeping itself informed of the Subsidiary Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise Guarantor of information known to it or any of them regarding such circumstances or risks.

     SECTION 15. SURVIVAL OF AGREEMENT. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty, the Credit Agreement, the making of the Borrowings, the issuance of the Letters of Credit, and the execution and delivery of the Notes and the other Credit Documents.

     SECTION 16. COUNTERPARTS. This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.


Address:                            DYERSBURG CORPORATION
1315 East Phillips                  (the "Guarantor")
Dyersburg, Tennessee 38025
Attn: Mr. William S.
Shropshire, Jr.


                                    By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer




                  (SIGNATURE PAGE TO PARENT GUARANTY AGREEMENT)

SECTION 12 OF THE
FOREGOING GUARANTY
ACKNOWLEDGED AND
AGREED TO:

DYERSBURG FABRICS LIMITED
PARTNERSHIP, I, A TENNESSEE LIMITED PARTNERSHIP

By: Dyersburg Fabrics Inc., its sole general partner

    By:
        --------------------------------------------
        William S. Shropshire, Jr.
        Executive Vice President, Chief Financial
        Officer, Secretary and Treasurer


UNITED KNITTING LIMITED PARTNERSHIP, I,
A TENNESSEE LIMITED PARTNERSHIP

By: United Knitting Inc., its sole general partner

    By:
        --------------------------------------------
        William S. Shropshire, Jr.
        Secretary and Treasurer


IQUE LIMITED PARTNERSHIP, I,
A TENNESSEE LIMITED PARTNERSHIP

By: IQUE, Inc., its sole general partner

    By:
        --------------------------------------------
        William S. Shropshire, Jr.
        Executive Vice President, Chief Financial
        Officer, Secretary and Treasurer


ALAMAC KNIT FABRICS, INC.

By:
     -----------------------------------------------
     William S. Shropshire, Jr.
     Vice President and Secretary

                  (SIGNATURE PAGE TO PARENT GUARANTY AGREEMENT)

<

                                   EXHIBIT D-2

                                     FORM OF
                          AFFILIATE GUARANTY AGREEMENT


                  THIS AFFILIATE GUARANTY AGREEMENT (this "Guaranty"), dated as of August 27, 1997, made by each of the corporations and partnerships listed on
SCHEDULE I attached hereto and by this reference made a part hereof (such corporations and partnerships herein referred to individually as a "Guarantor" and collectively as the "Guarantors"), in favor of (i) the banks and other lending institutions that are parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"), (ii) SunTrust Bank, Atlanta, in its capacity as collateral agent (the "Collateral Agent") under the terms of the Credit Agreement, and (iii) SunTrust Bank, Atlanta, as agent under the terms of the Credit Agreement (the "Agent"; the Lenders, the Collateral Agent, and the Agent being collectively referred to herein as the "Guaranteed Parties");


                              W I T N E S S E T H:

                  WHEREAS, Dyersburg Corporation, a corporation organized and existing under the laws of the State of Tennessee (the "Parent"), Dyersburg Fabrics Limited Partnership, I, United Knitting Limited Partnership, I, IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc. (collectively, the "Borrowers"), the Lenders, the Agent, and the Collateral Agent have entered into that certain Credit Agreement dated as of August 27, 1997 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, and including all schedules, riders, and supplements thereto, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined);

                  WHEREAS, Parent owns, directly or indirectly, all outstanding capital stock or partnership interests of each of the Guarantors;

                  WHEREAS, the Parent, the other Borrowers and Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with the Parent providing certain centralized financial, accounting and management services to each of the Guarantors;

                  WHEREAS, consummation of the transactions pursuant to the Credit Agreement will facilitate expansion and enhance the overall financial strength and stability of the Parent's entire corporate group, including the Guarantors; and

                  WHEREAS, it is a condition precedent to the Lenders' obligations to enter into the Credit Agreement and to make extensions of credit thereunder that Guarantors execute and deliver this Guaranty, and Guarantors desire to execute and deliver this Guaranty to satisfy such condition precedent;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into and perform their obligations under the Credit Agreement, the Guarantors hereby, jointly and severally, agree as follows:

                  SECTION 1. GUARANTY. The Guarantors hereby jointly and severally, irrevocably and unconditionally, guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Loans, and all other Obligations owing by the Borrowers (limited in the case of UKLP, IQLP and Alamac to the Obligations owing by the Term Borrowers) to the Lenders, the Agent, or the Collateral Agent, or any of them, under the Credit Agreement, the Notes, and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Lenders or the Agents in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), including without limitation, all interest which, but for the filing of a petition in bankruptcy, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (as such term is defined in the Credit Agreement, but excluding Taxes imposed on overall net income of the Guaranteed Party to the same extent as excluded pursuant to the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). The Guarantors acknowledge and agree that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrowers, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

                  SECTION 2. GUARANTY ABSOLUTE. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

                  (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement or the other Credit Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                  (b) any lack of validity or enforceability of the Credit Agreement or the other Credit Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

                  (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

                  (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Borrowers;

                  (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or any Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

                  (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

                  (g) any application of sums paid by any Borrower or any other Person with respect to the liabilities of any Borrower to the Guaranteed Parties, regardless of what liabilities of the Borrowers remain unpaid;

                  (h) any act or failure to act by any Guaranteed Party which may adversely affect a Guarantor's subrogation rights, if any, against the Borrowers to recover payments made under this Guaranty; and

                  (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor.

If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including the Borrowers or a trustee in bankruptcy for the Borrowers or any of them), then and in such event the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the other Credit Documents, or any other instrument evidencing any liability of the Borrowers, and the Guarantors shall be and remain liable to the

Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

                  SECTION 3. WAIVER. The Guarantors hereby waive notice of acceptance of this Guaranty, notice of any liability to which it may apply, and further waive presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, the Borrowers or any other party liable with respect to the Guaranteed Obligations (including the Guarantors or any other Person executing a guaranty of the obligations of the Borrowers).

                  SECTION 4. SUBROGATION. No Guarantor will exercise any rights against any Borrower which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been irrevocably paid in full and the Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to a Guarantor on account of such subrogation or contribution rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. If (i) a Guarantor shall make payment to the Guaranteed Parties of all or any part of the Guaranteed Obligations and (ii) all the Guaranteed Obligations shall be irrevocably paid in full and the Credit Agreement irrevocably terminated, the Guaranteed Parties will, at such Guarantor's request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                  SECTION 5. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by a Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Collateral Agent.

                  SECTION 7. NOTICES. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement (i) in the case of the Collateral Agent, at the address specified for the Collateral Agent in the Credit Agreement, and (ii) in the case of the Guarantors, at the respective addresses specified for such Guarantors in this Guaranty.

                  SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Collateral Agent or other Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or other Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9. RIGHT OF SET OFF. In addition to and not in limitation of all rights of offset that the Collateral Agent or other Guaranteed Parties may have under applicable law, the Collateral Agent or other Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Collateral Agent or other Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all deposits of any Guarantor (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by the Collateral Agent or other Guaranteed Parties to any Guarantor, whether or not related to this Guaranty or any transaction hereunder.

                  SECTION 10. CONTINUING GUARANTY; TRANSFER OF OBLIGATIONS. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of the Credit Agreement, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Collateral Agent, its successors, transferees and assigns, for the benefit of the Guaranteed Parties.

                  SECTION 11. GOVERNING LAW; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURTS OF FULTON COUNTY OF THE STATE OF GEORGIA OR IN ANY COURT OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT AND OTHER GUARANTEED PARTIES WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES NATIONAL REGISTERED AGENTS, INC., AS THE DESIGNEE, APPOINTEE AND AGENT OF SUCH GUARANTOR TO

RECEIVE, FOR AND ON BEHALF OF SUCH GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE RESPECTIVE GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF SUCH GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. IF FOR ANY REASON SERVICE OF PROCESS CANNOT PROMPTLY BE MADE ON EITHER SUCH LOCAL AGENT, EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

                  (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

                  SECTION 12. SUBORDINATION OF THE BORROWERS' OBLIGATIONS TO THE GUARANTORS. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Collateral Agent and other Guaranteed Parties that all obligations and liabilities of any Borrower to such Guarantor of whatsoever description including, without limitation, all intercompany receivables of such Guarantor from any Borrower ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of each Borrower to the Collateral Agent and other Guaranteed Parties under the terms of the Credit Agreement and the other Credit Documents ("Senior Claims") to the extent provided in this Section 12.

                  If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by any Borrower to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

                  In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means any Borrower or any Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against any Borrower or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Borrower or any Guarantor, or any Borrower or any Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower or any Guarantor, or any such proceeding is commenced against any Borrower or any Guarantor, or any Borrower or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Borrower or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or any Borrower or any Guarantor makes a general assignment for the benefit of creditors; or any Borrower or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Borrower or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Borrower or any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by any Borrower or any Guarantor for the purpose of effecting any of the foregoing.

                  In the event any direct or indirect payment or distribution is made to a Guarantor in contravention of this Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Collateral Agent and other Guaranteed Parties and shall be immediately paid over to the Collateral Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

                  Each Guarantor agrees to execute such additional documents as the Collateral Agent may reasonably request to evidence the subordination provided for in this Section 12.

                  SECTION 13. AUTOMATIC ACCELERATION IN CERTAIN EVENTS. Upon the occurrence of an Event of Default specified in Section 9.07 of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Collateral Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by any Borrower has then been accelerated. In addition, if any event of the types described in Section 9.07 of the Credit Agreement should occur with respect to any Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by such Guarantor, without notice or other action on the part of the Collateral Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by any Borrower has then been accelerated.

                  SECTION 14. SAVINGS CLAUSE. (a) It is the intent of each Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be in, but not in excess of:

                           (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                           (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
         Section 544 of the Bankruptcy Code; or

                           (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding and shall hereinafter be referred to as the "Avoidance Provisions").

                  (b) To the end set forth in Section 14(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed

         Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 14(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this Section 14 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

                  (c) None of the provisions of this Section 14 are intended in any manner to alter the obligations of any holder of Subordinated Debt or the rights of the holders of "senior indebtedness" as provided by the terms of the Subordinated Debt. Accordingly, it is the intent of each of the Guarantors that, in the event that any payment or distribution is made with respect to the Subordinated Debt prior to the payment in full of the Guaranteed Obligations by virtue of the provisions of this Section 14, in any case or proceeding of the kinds described in clauses (i)-(iii) of Section 14(a), the holders of the Subordinated Debt shall be obligated to pay or deliver such payment or distribution to or for the benefit of the Guaranteed Parties. Furthermore, in respect of the Avoidance Provisions, it is the intent of each Guarantor that the subrogation rights of the holders of Subordinated Debt with respect to the obligations of the Guarantor under this Guaranty, be subject in all respects to the provisions of
         Section 14(b).

                  SECTION 15. INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 16. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in Sections 6.01 through 6.06 of the Credit Agreement are true and correct.

                  SECTION 17. SURVIVAL OF AGREEMENT. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty, the Credit

Agreement, the making of the Borrowings, and the execution and delivery of the Notes and the other Credit Documents.

                  SECTION 18. COUNTERPARTS. This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  SECTION 19. ADDITIONAL GUARANTORS. Upon execution and delivery by any Subsidiary of the Parent of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Address for Notices:
1105 North Market Street          AIH INC.
Suite 1136
Wilmington, DE 19899              By:
                                      ------------------------------------------
                                      William S. Shropshire, Jr.
                                      Vice President and Secretary


1315 East Phillips                DYERSBURG FABRICS INC.
Dyersburg, Tennessee 38025
Attn: Mr. William S.              By:
Shropshire, Jr.                       -----------------------------------------
                                      William S. Shropshire, Jr.
                                      Executive Vice President, Chief Financial
                                         Officer, Secretary and Treasurer


1105 North Market Street          ALAMAC ENTERPRISES INC.
Suite 1136
Wilmington, DE 19899              By:
                                      ------------------------------------------
                                      William S. Shropshire, Jr.
                                      Vice President and Secretary


1315 East Phillips                ALAMAC KNIT FABRICS, INC.
Dyersburg, Tennessee 38025
Attn: Mr. William S.              By:
Shropshire, Jr.                      -------------------------------------------
                                     William S. Shropshire, Jr.
                                     Vice President and Secretary


1315 East Phillips                UNITED KNITTING, INC.
Dyersburg, Tennessee 38025
Attn: Mr. William S.              By:
Shropshire, Jr.                       ------------------------------------------
                                      William S. Shropshire, Jr.
                                      Secretary and Treasurer



                (SIGNATURE PAGE TO AFFILIATE GUARANTY AGREEMENT)

900 Market Street                  DFIC, INC.
Wilmington, DE 19801
                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                        Vice President


1315 East Phillips                 IQUE, INC.
Dyersburg, Tennessee 38025
Attn: Mr. William S.               By:
Shropshire, Jr.                        -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


900 Market Street                  UKIC, INC.
Wilmington, DE 19801
                                   By:
                                      ------------------------------------------
                                      William S. Shropshire, Jr.
                                      Vice President


900 Market Street                  IQUEIC, INC.
Wilmington, DE 19801
                                   By:
                                       -----------------------------------------
                                           William S. Shropshire, Jr.
                                           Vice President


1315 East Phillips                 UNITED KNITTING LIMITED PARTNERSHIP,
Dyersburg, Tennessee 38025         I, A TENNESSEE LIMITED PARTNERSHIP
Attn: Mr. William S.
Shropshire, Jr.                    By: United Knitting Inc., its sole general
                                       partner

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Secretary and Treasurer



                (SIGNATURE PAGE TO AFFILIATE GUARANTY AGREEMENT)

1315 East Phillips                IQUE LIMITED PARTNERSHIP, I, A TENNESSEE
Dyersburg, Tennessee 38025        LIMITED PARTNERSHIP
Attn: Mr. William S.
Shropshire, Jr.                   By: IQUE, Inc., its sole general partner

                                  By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                         Officer, Secretary and Treasurer





                (SIGNATURE PAGE TO AFFILIATE GUARANTY AGREEMENT)

SECTION 12 OF THE
FOREGOING GUARANTY
ACKNOWLEDGED AND
AGREED TO:

DYERSBURG CORPORATION

By:
    -----------------------------------------------------
    William S. Shropshire, Jr.
    Executive Vice President, Chief Financial
       Officer, Secretary and Treasurer

DYERSBURG FABRICS LIMITED
PARTNERSHIP, I, A TENNESSEE LIMITED PARTNERSHIP

By: Dyersburg Fabrics Inc., its sole general partner

    By:
       -------------------------------------------------
       William S. Shropshire, Jr.
       Executive Vice President, Chief Financial
          Officer, Secretary and Treasurer


UNITED KNITTING LIMITED PARTNERSHIP, I,
A TENNESSEE LIMITED PARTNERSHIP

By: United Knitting Inc., its sole general partner

    By:
        -----------------------------------------------
        William S. Shropshire, Jr.
        Secretary and Treasurer



                (SIGNATURE PAGE TO AFFILIATE GUARANTY AGREEMENT)

IQUE LIMITED PARTNERSHIP, I,
A TENNESSEE LIMITED PARTNERSHIP

By: IQUE, Inc., its sole general partner

   By:
       --------------------------------------------------
       William S. Shropshire, Jr.
       Executive Vice President, Chief Financial
           Officer, Secretary and Treasurer


ALAMAC KNIT FABRICS, INC.

By:
    ------------------------------------------------------
    William S. Shropshire, Jr.
    Vice President and Secretary


                (SIGNATURE PAGE TO AFFILIATE GUARANTY AGREEMENT)

                                   SCHEDULE I


                              AFFILIATE GUARANTORS

AIH, Inc., a Delaware corporation

Dyersburg Fabrics Inc., a Tennessee corporation

Alamac Enterprises Inc., a Delaware corporation

Alamac Knit Fabrics, Inc., a Delaware corporation

United Knitting Inc., a Tennessee corporation

DFIC, Inc., a Delaware corporation

IQUE, Inc., a Tennessee corporation

UKIC, Inc., a Delaware corporation

IQUEIC, Inc., a Delaware corporation

United Knitting Limited Partnership, I, a Tennessee Limited Partnership

IQUE Limited Partnership, I, a Tennessee Limited Partnership

                                     ANNEX 1


                                   SUPPLEMENT
                                       TO
                          AFFILIATE GUARANTY AGREEMENT


                  THIS SUPPLEMENT TO AFFILIATE GUARANTY AGREEMENT (this "Supplement to Guaranty Agreement"), dated as of _______________, made by ___________________ ____, a ________ corporation (the "Additional Guarantor"), in favor of (i) the banks and other lending institutions that are parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (collectively, the "Lenders"), (ii) SunTrust Bank, Atlanta, in its capacity as Collateral Agent (the "Collateral Agent") under the terms of the Credit Agreement, and (iii) SunTrust Bank, Atlanta, as agent under the terms of the Credit Agreement (the "Agent"; the Lenders, the Collateral Agent, and the Agent being collectively referred to herein as the "Guaranteed Parties").


                              W I T N E S S E T H:

                  WHEREAS, Dyersburg Corporation, a Tennessee corporation (the "Parent"), Dyersburg Fabrics Limited Partnership, I, United Knitting Limited Partnership, I, IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc. (collectively, the "Borrowers"), the Lenders, the Agent, and the Collateral Agent are parties to a Credit Agreement, dated as of August 27, 1997 (as the same has been or may hereafter be amended, restated, or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders made commitments to make loans and other financial accommodations to the Borrowers;

                  WHEREAS, certain Subsidiaries (the "Guarantors") of the Parent have executed and delivered an Affiliate Guaranty Agreement dated as of August 27, 1997 (as the same has been amended, restated and supplemented from time to time and is now in effect, the "Affiliate Guaranty") pursuant to which the Guarantors have agreed to guarantee all of the obligations of the Borrowers under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement);

                  WHEREAS, the Borrowers, the Affiliate Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Parent provides certain centralized financial, accounting and management services to the Additional Guarantor; and the making of the Loans has facilitated expansion and enhanced the overall financial strength and stability of the Parent's corporate group, including the Additional Guarantor;

                  WHEREAS, it is a condition subsequent to the Lenders' obligation to make extensions of credit under the Credit Agreement that the Additional Guarantor execute and deliver to the Collateral Agent this Supplement to Guaranty Agreement, and the Additional Guarantor desires to execute and deliver this Supplement to Guaranty Agreement to satisfy such condition subsequent;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make extensions of credit under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

1. DEFINED TERMS. Capitalized terms not otherwise defined herein which are used in the Affiliate Guaranty are used herein with the meanings specified for such terms in the Affiliate Guaranty.

2. ADDITIONAL GUARANTOR. The Additional Guarantor agrees that it shall be and become a Guarantor for all purposes of the Affiliate Guaranty and shall be fully liable thereunder to the Collateral Agent and other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Affiliate Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Affiliate Guarantors under the Affiliate Guaranty), irrevocably and unconditionally, guarantees the punctual payment when due, whether at stated maturity by acceleration of otherwise, of the Borrowings and all other Obligations (as defined in the Credit Agreement, and including all renewals, extensions, modifications and refinancings thereof, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including reasonable attorneys' fees and reasonable out-of-pocket expenses) incurred by the Collateral Agent and other Guaranteed Parties in enforcing any rights under the Affiliate Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Affiliate Guaranty in Section 14 thereof. All references in the Affiliate Guaranty to "Guarantors" or any "Guarantor" shall be deemed to include and to refer to the Additional Guarantor.

3. GOVERNING LAW; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS SUPPLEMENT TO GUARANTY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURTS OF FULTON COUNTY OF THE STATE OF GEORGIA OR IN ANY COURT OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS

SUPPLEMENT TO GUARANTY AGREEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT OR OTHER GUARANTEED PARTIES WITH RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY DESIGNATES __________________________________________, AS THE
DESIGNEE, APPOINTEE AND AGENT OF THE ADDITIONAL GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF THE ADDITIONAL GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY (30) DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE ADDITIONAL GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF THE ADDITIONAL GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. IF FOR ANY REASON SERVICE OF PROCESS CANNOT PROMPTLY BE MADE ON EITHER SUCH LOCAL AGENT, THE ADDITIONAL GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

                  (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

                  IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address for Notices:                        ADDITIONAL GUARANTOR:





                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                  EXHIBIT E-1

                                    FORM OF
                           BORROWER SECURITY AGREEMENT


                  THIS BORROWER SECURITY AGREEMENT made and entered into as of August 27, 1997, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as collateral agent for the lenders from time to time party to the Credit Agreement defined below (in such capacity, the "Secured Party").

                              W I T N E S S E T H:


                  WHEREAS, the Borrowers, SunTrust Bank, Atlanta, as agent and collateral agent and the lenders named therein have entered into a Credit Agreement dated as of August 27, 1997 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lenders, subject to the terms and conditions set forth in the Credit Agreement, have agreed to provide certain financial accommodations to the Borrowers;

                  WHEREAS, each of the Borrowers desires to secure its obligation to pay, duly and punctually, the indebtedness evidenced by the Credit Agreement and all other Obligations owing to the Secured Party, the Agent and the Lenders;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Secured Party, intending to be legally bound, hereby agree as follows:

         1. Grant of Security Interest. Each of the Borrowers hereby conveys and grants to the Secured Party, for the benefit of the Agents and the Lenders, a lien on and a security interest in all of the following, whether now existing or hereafter acquired or created:

                  a. Equipment. All of such Borrower's machinery and equipment, including but not limited to, pintrucks, air entanglers, forklifts, tufting machines, pellet trucks, yarn testers, weaving machines, electrical transformers, coning towers, storage tanks, spinnerettes, air compressors, air dryers, receiver tanks, blower systems, and all other machinery, apparatus,equipment, fittings, fixtures, and other tangible personal property (other than Inventory) of every kind and description used or usable in such Borrower's business operations or owned by such Borrower, or in which such Borrower has an interest, and all parts, accessories and special tools relating thereto, wherever located, whether now or hereafter existing or acquired, and all proceeds thereof and substitutions and replacements therefor, including, without limitation, all insurance proceeds payable with respect to any of the foregoing (collectively, the "Equipment").

                  b. Accounts. All of such Borrower's accounts, contract rights, chattel paper and instruments, whether now existing or hereafter acquired or arising or in which such Borrower now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; proceeds of any letter of credit on which such Borrower is beneficiary; and all forms of obligations whatsoever owing to such Borrower, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent, all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit and reclamation (the "Accounts").

               c. Inventory. All inventory, including, without limitation, all fabric, piece goods, yarn, thread, finished goods, merchandise, goods in transit and other personal property, wheresoever located, which is or may at any time be held for sale or lease, furnished under any contract of service, or held as raw materials, work in process, supplies or materials used or consumed in such Borrower's business, and any property of such Borrower the sale or other disposition of which has given rise to an Account and which has been returned to or repossessed or stopped in transit by such Borrower (the "Inventory").

                  d. Intellectual Property. All (i) (1) all patents and patent applications, (2) all inventions and improvements described and claimed therein, (3) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (4) all income, royalties, damages and payments now and hereafter due and/or payable to such Borrower with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (5) all rights to sue for past, present and future infringements or misappropriations thereof and (6) all other rights corresponding thereto throughout the world (collectively, the "Patents"), (ii) any written agreement granting any right to produce any invention on which a Patent is in existence, now owned or hereafter acquired any Borrower (collectively, the "Patent Licenses"), (iii) (1) all trademarks (including service marks and tradenames, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of such Borrower's business connected therewith and symbolized thereby, (2) all renewals thereof,
         (3) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments thereof, (4) all rights to sue for past, present and future infringements or misappropriations thereof and (5) all other rights corresponding thereto throughout the world (collectively, the "Trademarks"), and (iv) any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by any Borrower (collectively, the "Trademark Licenses"; the Patents, Patent Licenses, Trademarks and Trademark Licenses referred to collectively herein as the "Intellectual Property Collateral"), including without limitation, the Intellectual Property Collateral described on Exhibit A attached hereto;

                  e. General Intangibles. All (i) Patents, Patent Licenses, Trademarks, Trademark Licenses, trade names, copyrights, licensing agreements and rights, customer lists, technology agreements, computer programs and other software, books and records, (ii) all rights and interests of such Borrower under all leases and rental agreements with respect to properties, (iii) all rights and interest of such Borrower with respect to all partnerships, limited liability companies and other entity in which such Borrower holds an ownership interest, as more fully set forth in the next paragraph, (iv) all rights to indemnification, and (v) all other general intangibles; whether now or hereafter existing or acquired, and all proceeds thereof and all substitutions and replacements therefor (collectively, the "General Intangibles").

                  f. Partnership and other Equity Interests. All general partnership interests, limited partnership interests, ownership interests in limited liability companies not represented by an Instrument, including without limitation, the partnerships listed on Exhibit A hereto, all profits; all allocations, including without limitation, allocations of profit, loss, investment tax credit and gain; all distributions, including without limitation, distributions of net profits, and other assets of such partnership or other entities, all proceeds from disposition of assets; all revenues from operations; proceeds of dissolution; all capital; all documents; all securities; all instruments and other property at any time or from time to time distributable to such Borrower in respect of, in exchange for or in substitution of any right, title, interest or benefit, legal or equitable, as partner or member, which such Borrower may have, possess or enjoy now or hereafter in, to and under any partnership agreement, operating agreement or other governing documents; all voting rights under such governing documents, together with full power and authority to enforce, collect, receive and receipt for the foregoing or any portion thereof, whether now existing or hereafter acquired and all proceeds thereof (the "Equity Interests");

               g. Instruments. All promissory notes, letters of credit, guarantees, securities, and other items constituting "instruments" (as defined in the Uniform Commercial Code as in effect in the State of Georgia) owned or held by such Borrower, whether or not in negotiable form, and all collateral and other security therefor, whether now or hereafter existing or acquired, and all proceeds thereof and all substitutions and replacements therefor (collectively, the "Instruments").

               h. Documents, Books and Records. All documents, books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of any of the Borrowers pertaining to any of the foregoing.

               i. Other Personal Property. All other goods and personal property of such Borrower, whether tangible or intangible, wherever located.

                  j. Products and Proceeds. All products and proceeds of the foregoing, and all replacements, additions, accessions, or substitutions thereof, all after acquired property, and the accounts or other proceeds arising from the sale or other disposition of any property including any returns thereof, including, where applicable, the proceeds of insurance covering any of the foregoing.

               k. Collateral Defined. The Equipment, the Accounts, the Inventory, the Intellectual Property Collateral, the General Intangibles, the Equity Interests, the Instruments and all of the other property described above are herein sometimes collectively called the "Collateral."

         2. Obligations Secured. The security interest granted hereby secures the Obligations (as defined in the Credit Agreement) of the Borrowers to the Secured Party, the Agents and the Lenders however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, and all renewals, extensions, modifications and refinancings of the foregoing indebtedness and obligations, together with all reasonable costs of collection, including reasonable attorneys' fees actually incurred if collected by or through an attorney-at-law or in bankruptcy or other judicial proceedings (collectively, the "Secured Obligations").

         3. The Borrowers' Right to Use Collateral. Until the occurrence and during the continuation of an Event of Default and notice from the Secured Party to the Borrowers to the contrary, the Borrowers:

                  a. Use of Inventory. May sell any of the Inventory normally held by the Borrowers for such purpose, and use and consume any raw materials or materials normally held by the Borrowers for such purpose, all in the ordinary course of the Borrowers' business.

                  b. Disposal of Obsolete Collateral. May sell or otherwise dispose of property which is worn out or obsolete or no longer used or useful in the Borrowers' business, in accordance with past business practices and as otherwise permitted by the terms of the Credit Agreement.

                  c. Use of Accounts. Will endeavor to collect, as and when due, all amounts due with respect to any of the Accounts, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as the Borrowers may deem advisable; and, in the ordinary course of business may grant to any party obligated on any of the Accounts any rebate, refund or adjustment to which such party may be lawfully entitled; and, in connection therewith, may accept the return of goods the sale of which shall have given rise to such Accounts.

                  d. Distributions on Equity Interests. May accept and retain distributions in respect of the Equity Interests in accordance with past business practices and the terms of the Credit Agreement.

         4. Direct Collection by the Secured Party. The Secured Party may, at any time during the continuation an Event of Default hereunder, and at the Borrowers' expense, notify or direct the Borrowers to notify (which notification the Borrowers agrees to promptly undertake) any parties obligated on any of the Accounts to make payment directly to the Secured Party of any amounts due, or to become due, thereunder and the Secured Party may enforce collection of any of the Accounts by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise, extend, or renew same for any period. All monies so received by the Secured Party may, at the Secured Party's sole discretion, be either (a) applied by the Secured Party directly toward payment of all or any part of the Secured Obligations, whether or not then due, in such order of application as the Secured Party may determine; or (b) deposited to the credit of the Borrowers with the Secured Party as security for payment of the Secured Obligations, and the Secured Party may, from time to time, in its sole discretion (i) apply all or any part of the collected funds in said deposit account toward payment of all or any part of the Secured Obligations, whether or not then due, in such order of application as the Secured Party may determine, or (ii) permit the Borrowers to use all or any part of the funds on deposit in said account in the normal course of the Borrowers' business.

         5. Warranties. Each of the Borrowers hereby represents and warrants to the Secured Party that:

                  a. Financing Statements. No financing statement covering any of the Collateral is on file in any public office, except any which may have been filed (i) on behalf of the Secured Party, or (ii) with respect to any security interests expressly permitted by the terms of the Credit Agreement.

                  b. Good Title. The Borrowers are and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, except (i) the security interest granted hereby, and (ii) liens and security interests expressly permitted by the terms of the Credit Agreement, and the Borrowers have the right to subject the same to the security interest granted hereby.

                  c. Accuracy of Information. All information now or hereafter furnished by the Borrowers to the Secured Party relating to the Collateral or otherwise to this transaction is and will be true and correct as of the date furnished in all material respects.

                  d. Location of Business and Collateral. All books and records relating to the Collateral are kept at the Borrowers' chief executive office listed on Exhibit B hereto and all of the Equipment and Inventory is kept at one of the locations listed on Exhibit B attached hereto (the "Collateral Locations").

                  e. Status of Intellectual Property Collateral. As of the date hereof, none of the Borrowers has any Patents or Patent Licenses, or registered Trademarks or Trademark Licenses except as set forth on Exhibit A hereto.

                  f. Valid and Subsisting. (i) The Patents, Trademarks and any trademarks or patents in which any Borrower has been granted rights pursuant to Trademark Licenses or Patent Licenses are subsisting and have not been adjudged invalid or unenforceable, each of the Trademarks, Patents and any trademark or patent in which any Borrower has been granted rights pursuant to Trademark Licenses or Patent Licenses is valid and enforceable, and no claim has been made that the use of any of the Trademarks, Patents or any trademark or patent in which any Borrower has been granted rights pursuant to the Trademark Licenses or Patent Licenses, in either case, which is material to the conduct of such Borrower's business, does or may violate the rights of any third person, (ii) each of the Borrowers has used, to the best of its knowledge, and will continue to use for the duration of this Security Agreement, proper statutory notice in connection with its use of the Trademarks, and (iii) each of the Borrowers has used, to the best of its knowledge, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks and any Trademarks in which such Borrower has been granted rights pursuant to the Trademark Licenses.

                  g. Status of Equity Interests. None of the Equity Interests constitute an "uncertificated security" under applicable law. None of the Borrowers has any other Equity Interests other than those listed on Exhibit A hereto.

         6. Agreements of the Borrowers. Each of the Borrowers hereby agrees that:

                  a. Perfection of Security Interest. Upon request of the Secured Party, it will execute such financing statements and other documents, pay the cost of filing or recording the same in all public offices deemed necessary by the Secured Party, and do such other acts and things, all as the Secured Party may from time to time reasonably request, to establish and maintain a valid and perfected security interest in all of the Collateral, free of all other liens and claims except those expressly permitted by the Credit Agreement.

                  b. Location of Equipment and Inventory. Unless the Secured Party shall otherwise consent in writing, it shall not during the term of this Security Agreement, remove any Equipment or Inventory from the Collateral Locations, except in connection with sales of Inventory in the ordinary course of business or in connection with the transfer thereof between Collateral Locations or sales of Equipment permitted hereunder, unless such Borrower shall have given the Secured Party thirty (30) days prior written notice hereof and taken such action reasonably requested by Secured Party to maintain the perfection of its security interest hereunder.

                  c. Books and Records. It will keep at the address set forth on Exhibit B all of its books and records concerning all of the Collateral, which books and records will be of such character as will enable the Secured Party or its designees to determine at any time the status thereof, and, unless the Secured Party shall otherwise consent in writing, the Borrowers will not duplicate any such books or records at any other address, unless the Borrowers shall have given the Secured Party thirty (30) days prior written notice hereof and taken such action reasonably requested by Secured Party to maintain the perfection of its security interest hereunder.

                  d. Furnishing of Information. It will furnish the Secured Party such information concerning the Borrowers, the Collateral, and any obligors on any of the Accounts as the Secured Party may from time to time reasonably request.

                  e. Inspection. It will permit the Secured Party and its designees, at such reasonable times during normal business hours and as often as the Secured Party may reasonably request, to inspect the Collateral, and to inspect, audit and make copies of and extracts from books, records and all other papers in possession of the Borrowers pertaining to the Collateral and any obligors on any of the Accounts, and, upon reasonable request of the Secured Party, will furnish duly verified copies or summaries thereof in form and content reasonably satisfactory to the Secured Party.

                  f. Notation on Records. It will stamp on its records relating to the Collateral comprised of chattel papers, instruments or documents a notation in form and content reasonably satisfactory to the Secured Party of the security interest of the Secured Party hereunder.

                  g. Notation of Books of Partnerships and Limited Liability Companies. It will cause each of the partnerships and limited liability companies in which it holds Equity Interests to note on the appropriate books and ownership records of such partnership or limited liability company a notation of the security interest of the Secured Party hereunder and shall, upon request, deliver copies of such books and records to the Secured Party.

                  h. Transfers and Encumbrances. Except as permitted under
         Section 3 hereof and as expressly permitted by the Credit Agreement, it will not sell, lease, assign or create or permit to exist any lien on, or security interest in, any Collateral to or in favor of anyone other than the Secured Party.

                  i. Insurance. It will at all times keep all Inventory and Equipment insured against loss, damage, theft and such other risks and in such amounts and with such companies and under such policies and in such form as shall be required under the terms of the Credit Agreement or otherwise reasonably satisfactory to the Secured Party. The insurance policy shall name the Secured Party as loss payee and additional insured, as applicable, and shall provide thirty (30) days' prior written notice to the Secured Party in the event of cancellation, change, or material alteration or modification. If the Secured Party so requests, the originals or true copies of such policies or certificates thereof shall be deposited with the Secured Party.

                  j. Collection Expenses. It will reimburse the Secured Party for all reasonable expenses, including reasonable attorneys' fees and legal expense actually incurred by the Secured Party in seeking to collect or enforce any rights under the Collateral or actually incurred by the Secured Party in seeking to collect any of the Secured Obligations and to enforce any rights hereunder.

                  k. Change of Location or Name. The Borrowers will give at least 30 days' prior written notice to the Secured Party of (i) any change in the principal place of business or chief executive office of any of the Borrowers; (ii) any change in the name of any of the Borrowers; or (iii) any merger, consolidation or other corporate reorganization involving any of the Borrowers.

                  l. Maintenance of Collateral. The Borrowers will at all times maintain the Collateral in good condition and will not waste, misuse or otherwise permit the Collateral to deteriorate in value, except for ordinary wear and tear given its intended use.

                  m. Use of Equipment. The Equipment will be used solely for business use and will remain in the possession or control of one of the Borrowers at all times at such Borrower's risk of loss; provided, however, that the Borrowers may, in the ordinary course of its business and consistent with past practices, remove and transport Equipment on a temporary basis for repairs.

         7. Delivery of Instruments. The Borrowers will deliver to the Secured Party, promptly upon the receipt by any Borrower thereof, all documents evidencing instruments owned or held by the Borrowers and having a stated amount or fair value in excess of $10,000, together with such assignments, endorsements, stock powers executed in blank, or other writings reasonably deemed necessary by the Secured Party to perfect and/or protect the security interest in such instruments granted herein.

         8. Performance of the Borrowers' Obligations by the Secured Party. Following the occurrence and during the continuation of an Event of Default, at its option, the Secured Party may from time to time perform any agreement of the Borrowers hereunder which the Borrowers shall fail to perform and take any other action which the Secured Party reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and the Borrowers agree, jointly and severally, to reimburse the Secured Party, immediately upon demand by Secured Party, for all reasonable expenses incurred in connection with the foregoing, together with interest thereon from the date incurred until the date of reimbursement at the default rate set forth in the Credit Agreement. All such expenses incurred by the Secured Party, together with the interest accrued thereon, shall be indebtedness secured hereby.

         9. Events of Default. "Event of Default" as used herein shall mean the occurrence of any of the following events:

                  a. Breach of Terms. Failure of the Borrowers to observe or perform any obligation, covenant, condition or term of this Security Agreement, which failure shall remain unremedied for thirty (30) days following written notice thereof from the Secured Party to the Borrowers or any of them.

                  b. False Representations. Any representation or warranty of the Borrowers set forth herein or otherwise made or furnished to the Secured Party by or on behalf of the Borrowers in connection with this Security Agreement proves to have been false or misleading in any material respect when made or furnished.

                  c. Other Defaults. The occurrence of any "Event of Default" as defined under the Credit Agreement.

         10. Procedures of Default.

                  a. Remedies. Upon the occurrence and during the continuation of any Event of Default, the following action may be taken: (a) declare any or all of the Obligations immediately due and payable without any other notice of any kind; (b) proceed immediately to exercise any and all of the Secured Party's rights, powers and privileges with respect to the Collateral; (c) apply and set off any indebtedness due or to become due to the Borrowers from the Secured Party including, without limitation, the Collateral and any other deposits or other cash collateral of any of the Borrowers held by the Secured Party in satisfaction of any of the Obligations of the Borrowers; or (d) exercise from time to time any other right or remedy available to the Secured Party under the applicable Uniform Commercial Code or otherwise available under the Credit Documents, at law or in equity. Upon the occurrence and during the continuation of an Event of Default, and at the option of the Secured Party, each of the Borrowers shall (a) upon receipt of written instruction from Secured Party to do so, cease the sale, lease or furnishing under contract of service of any of the Inventory and cease the use or consumption thereof in business; (b) at its expense assemble all the Collateral at a convenient place satisfactory to the Secured Party; and (c) pay all reasonable costs and expenses of the Secured Party of collection of any and all the Secured Obligations and enforcement of rights hereunder, including reasonable attorneys' fees actually incurred. All rights and remedies specified herein are cumulative and are in addition to such other rights and remedies as are otherwise available to the Secured Party. Each of the Borrowers hereby authorizes, following the occurrence and during the continuance of an Event of Default, the Secured Party pursuant to the power of attorney granted in subsection (b) hereof to sign and execute in the name of such Borrower any intended transfer, conveyance or instrument in writing that may be necessary or desirable to effect any disposition of the Collateral. No disposition of any Collateral shall extinguish any Secured Obligations of the Borrowers except to the extent that the net cash proceeds are applied thereto.

                  b. Securities Act, Etc. In view of the nature of the Equity Interests now or hereafter included in the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws") with respect to any disposition of the Equity Interests permitted hereunder. Each Borrower understands that compliance with the Federal Securities Laws may very strictly limit the course of the Secured Party's conduct if the Secured Party were to attempt to dispose of all or any part of the Equity Interests and may also limit the extent to which or the manner in which any subsequent transferee of any Equity Interests may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any part of the Equity Interests under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Borrower clearly understands that the Secured Party shall be entitled to place all or any part of the Equity Interest for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Equity Interests for its own account, and that the Secured Party shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

                  c. Power of Attorney. Each of the Borrowers does hereby irrevocably make, constitute and appoint the Secured Party and any of its officers or designees its true and lawful attorney-in-fact, with full power and authority to do any and all acts necessary or proper to carry out the intent of this Security Agreement, including without limitation, the right, power and authority (i) to enforce all rights of the Borrowers under and pursuant to any agreements constituting, giving rise to or with respect to the Collateral, all for the sole benefit of the Secured Party; (ii) to enter into and perform such arrangements as may be necessary in order to carry out the terms, covenants and conditions of this Security Agreement that are required to be observed or performed by the Borrowers; and (iii) to execute such other and further mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of perfecting, protecting or maintaining the security interest granted to the Secured Party by this Security Agreement, and the Borrowers hereby ratify and confirm all that the Secured Party as such attorney-in-fact or its substitutes do by virtue of this power of attorney, which power is coupled with an interest and is irrevocable until the Borrowers have paid in full the Secured Obligations (and the commitment of the Lenders to advance funds under the Credit Agreement is terminated) and this Security Agreement is terminated. If the Secured Party exercises the foregoing power of attorney, the Secured Party shall notify the Borrowers thereof promptly after such exercise; provided, however, no delay or failure in giving such notice shall render such exercise invalid or ineffective or result in any liability on the part of the Secured Party to the Borrowers.

                  d. The Borrowers to Hold in Trust. Subsequent to the occurrence of any Event of Default described in Section 9 hereof, and during the continuance thereof, and regardless of whether the Secured Party makes any demand to or request of the Borrowers, the Borrowers agree to hold in trust for the Secured Party any and all cash, checks, drafts, items, chattel paper and other instruments or writings for the payment of money that may be received by the Borrowers in full or partial payment or otherwise as proceeds of any of the Collateral, in precisely the form received. The Borrowers will not commingle any such proceeds with any other of its funds or property, but will hold them separate and apart from its own funds or property until delivery is made to the Secured Party. The Borrowers will immediately upon request by the Secured Party endorse, transfer and deliver any and all such payments to the Secured Party for application against the Secured Obligations.

                  e. Notices. If any notification of intended disposition of any of the Collateral is required by law, such notification if mailed shall be deemed reasonably and properly given if given at least ten
         (10) days before such disposition in accordance with Section 11(j) hereof.

                  f. Disposition of Proceeds. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party to the payment of the Secured Party's reasonable expenses in connection with the Collateral, including reasonable attorneys' fees actually incurred, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Obligations, in such order of application, as the Secured Party may from time to time elect, and any remaining balance paid to the Borrowers or other person or entity entitled thereto.

                  g. Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Secured Party to exercise rights and remedies hereunder following the occurrence and during the continuation of an Event of Default, each Borrower hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Borrower), effective upon the occurrence and during the continuation of an Event of Default, to use, license or sublicense any Intellectual Property Collateral or related General Intangible, now owned or hereafter acquired by such Borrower, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

         11. Miscellaneous.

                  a. Custody of Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Borrower requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Borrowers, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                  b. No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right or remedy hereunder and no course of dealing between the Borrowers and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Borrowers required hereunder shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

                  c. Counterparts. This Security Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  d. Governing Law; Submission to Jurisdiction.

                  (I) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF GEORGIA.

                  (II) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE BORROWERS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE BORROWERS HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (III) TO THE EXTENT PERMITTED BY LAW, EACH OF THE BORROWERS AND SECURED PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT,COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO.

                  (iv) Nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

                  e. Captions. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall in no way affect the meaning or construction of any provision of this Security Agreement.

                  f. Severability. If any part of any provision of this Security Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

                  g. Modification. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  h. Survival of Representations. All representations and warranties contained herein or made in writing by the Borrowers in connection herewith shall survive the execution and delivery of this Security Agreement and any and all other documents and writings relating to or arising out of any of the foregoing or any of the Obligations.

                  i. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                  j. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telex number set forth on the signature pages of the Credit Agreement. Each such notice, request or other communication to the Borrowers shall be effective as provided in the Credit Agreement.

                  k. Time of Essence. Time is of the essence in interpreting and performing this Security Agreement.

                  l. Indemnity. The Borrowers hereby agree, jointly and severally, to indemnify the Secured Party and its agents, officers and employees against and agrees to protect, save and hold harmless each thereof from any and all liabilities, obligations, losses, damages, penalties, actions, suits, costs, expenses and disbursements of whatever kind and description imposed on, incurred by or asserted against any such person in any way arising out of or related to the enforcement or collection of the Collateral, the Secured Obligations or this Security Agreement, or the use, possession, maintenance, operation, condition, sale, registration, ownership, lease or other disposition of the Collateral, except to the extent any such matters have resulted as a direct consequence of the Secured Party's gross negligence or willful misconduct. This indemnity shall survive the termination of this Agreement.

                  m. Term of Agreement. Each of the Borrowers acknowledges and agrees that the number and amount of the Secured Obligations may fluctuate from time to time hereafter. The Borrowers expressly agrees that this Security Agreement and the security interest in the Collateral conveyed to the Secured Party hereunder shall remain valid and in full force and effect, notwithstanding any such fluctuations and future payments and whether or not any Secured Obligations exist at any given time. The Borrowers may terminate this Security Agreement and the Secured Party shall release its security interest in the Collateral upon (i) the payment in full by or on behalf of the Borrowers of all of the Secured Obligations and (ii) the termination of the Credit Agreement and all obligation of the Agents and the Lenders to extend any further credit to the Borrowers thereunder.

                  n. Financing Statements. Each of the Borrowers hereby authorizes the Secured Party to file continuations to financing statements without the signature of the Borrowers so long as any of the Secured Obligations remain unpaid. Upon payment in full of the Secured Obligations and the termination of this Security Agreement, the Secured Party shall execute and deliver to the Borrowers such termination statements as the Borrowers shall reasonably request.

                  o. Not A Party. Secured Party does not, by entering into or accepting this Security Agreement, become a partner or a member under any partnership agreement or operating agreement, nor a party to any such partnership agreement or operating agreement, nor liable for any obligations of a partner or member thereunder.

                  IN WITNESS WHEREOF, each of the Borrowers has caused this Security Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                         DYERSBURG CORPORATION


                         By:
                             ---------------------------------------------------
                             William S. Shropshire, Jr
                             Executive Vice President, Chief Financial
                             Officer, Secretary and Treasurer


                         DYERSBURG FABRICS LIMITED
                         PARTNERSHIP, I, A TENNESSEE LIMITED
                         PARTNERSHIP

                         By: Dyersburg Fabrics Inc., its sole general partner

                             By:
                                 -----------------------------------------------
                                 William S. Shropshire, Jr.
                                 Executive Vice President, Chief Financial
                                 Officer, Secretary and Treasurer


                         UNITED KNITTING LIMITED PARTNERSHIP,
                         I, A TENNESSEE LIMITED PARTNERSHIP

                         By: United Knitting, Inc., its sole general partner

                             By:
                                 -----------------------------------------------
                                 William S. Shropshire, Jr.
                                 Secretary and Treasurer



                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                IQUE LIMITED PARTNERSHIP, I, A TENNESSEE LIMITED PARTNERSHIP

                                By: IQUE, Inc., its sole general partner

                                    By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


                                ALAMAC KNIT FABRICS, INC.


                                By:
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Vice President and Secretary


                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                       SUNTRUST BANK, ATLANTA,
                                       AS COLLATERAL AGENT

                                       By:
                                           -------------------------------------
                                           Raymond B. King
                                           Vice President


                                       By:
                                           -------------------------------------
                                           Thomas R. Banks
                                           Assistant Vice President

                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                    EXHIBIT A

                        INTELLECTUAL PROPERTY COLLATERAL













EQUITY INTERESTS

                                    EXHIBIT B

PRINCIPAL PLACE OF BUSINESS OF EACH BORROWER








COLLATERAL LOCATIONS

                                   EXHIBIT E-2

                                     FORM OF
                          AFFILIATE SECURITY AGREEMENT


                  THIS AFFILIATE SECURITY AGREEMENT made and entered into as of August 27, 1997, by and among each of the entities listed on SCHEDULE I attached hereto (referred to collectively herein as the "Affiliates"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as collateral agent for the lenders from time to time party to the Credit Agreement defined below (in such capacity, the "Secured Party").

                              W I T N E S S E T H:


                  WHEREAS, Dyersburg Corporation, Dyersburg Fabrics Limited Partnership, I, United Knitting Limited Partnership, I, IQUE Limited Partnership, I and Alamac Knit Fabrics, Inc. (collectively, the "Borrowers"), SunTrust Bank, Atlanta, as agent and collateral agent and the lenders named therein have entered into a Credit Agreement dated as of August 27, 1997 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lenders, subject to the terms and conditions set forth in the Credit Agreement, have agreed to provide certain financial accommodations to the Borrowers;

                  WHEREAS, each of the Affiliates has entered into that certain Affiliate Guaranty, dated as of August 27, 1997 (as the same may be amended, modified or supplemented from time to time, the "Affiliate Guaranty") in favor of the Secured Party, the Agent and the Lenders pursuant to which the Affiliates, for good and valuable consideration, have guaranteed the payment in full of all Obligations of the Borrowers;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Affiliates and the Secured Party, intending to be legally bound, hereby agree as follows:

         1. Grant of Security Interest. Each of the Affiliates hereby conveys and grants to the Secured Party, for the benefit of the Agents and the Lenders, a lien on and a security interest in all of the following, whether now existing or hereafter acquired or created:

                  a. Equipment. All of such Affiliate's machinery and equipment, including but not limited to, pintrucks, air entanglers, forklifts, tufting machines, pellet trucks, yarn testers, weaving machines, electrical transformers, coning towers, storage tanks, spinnerettes, air compressors, air dryers, receiver tanks, blower systems, and all other machinery, apparatus, equipment, fittings, fixtures, and other tangible personal property (other than Inventory) of every kind and description used or usable in such Affiliate's business operations or owned by such Affiliate, or in which such Affiliate has an interest, and all parts, accessories and special tools relating thereto, wherever located, whether now or hereafter existing or acquired, and all proceeds thereof and substitutions and replacements therefor, including, without limitation, all insurance proceeds payable with respect to any of the foregoing (collectively, the "Equipment").

                  b. Accounts. All of such Affiliate's accounts, contract rights, chattel paper and instruments, whether now existing or hereafter acquired or arising or in which such Affiliate now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; proceeds of any letter of credit on which such Affiliate is beneficiary; and all forms of obligations whatsoever owing to such Affiliate, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent, all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit and reclamation (the "Accounts").

                  c. Inventory. All inventory, including, without limitation, all fabric, piece goods, yarn, thread, finished goods, merchandise, goods in transit and other personal property, wheresoever located, which is or may at any time be held for sale or lease, furnished under any contract of service, or held as raw materials, work in process, supplies or materials used or consumed in such Affiliate's business, and any property of such Affiliate the sale or other disposition of which has given rise to an Account and which has been returned to or repossessed or stopped in transit by such Affiliate (the "Inventory").

                  d. Intellectual Property. All (i) (1) all patents and patent applications, (2) all inventions and improvements described and claimed therein, (3) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (4) all income, royalties, damages and payments now and hereafter due and/or payable to such Affiliate with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (5) all rights to sue for past, present and future infringements or misappropriations thereof and (6) all other rights corresponding thereto throughout the world (collectively, the "Patents"), (ii) any written agreement granting any right to produce any invention on which a Patent is in existence, now owned or hereafter acquired any Affiliate (collectively, the "Patent Licenses"), (iii) (1) all trademarks (including service marks and tradenames, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of such Affiliate's business connected therewith and symbolized thereby,
          (2) all renewals thereof, (3) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments thereof,
          (4) all rights to sue for past, present and future infringements or misappropriations thereof and (5) all other rights corresponding thereto throughout the world (collectively, the "Trademarks"), and
          (iv) any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by any Affiliate (collectively, the "Trademark Licenses"; the Patents, Patent Licenses, Trademarks and Trademark Licenses referred to collectively herein as the "Intellectual Property Collateral"), including without limitation, the Intellectual Property Collateral described on Exhibit A attached hereto;

                  e. General Intangibles. All (i) Patents, Patent Licenses, Trademarks, Trademark Licenses, trade names, copyrights, licensing agreements and rights, customer lists, technology agreements, computer programs and other software, books and records, (ii) all rights and interests of such Affiliate under all leases and rental agreements with respect to properties, (iii) all rights and interest of such Affiliate with respect to all partnerships, limited liability companies and other entity in which such Affiliate holds an ownership interest, as more fully set forth in the next paragraph, (iv) all rights to indemnification, and (v) all other general intangibles; whether now or hereafter existing or acquired, and all proceeds thereof and all substitutions and replacements therefor (collectively, the "General Intangibles").

                  f. Partnership and other Equity Interests. All general partnership interests, limited partnership interests, ownership interests in limited liability companies not represented by an Instrument, including without limitation, the partnerships listed on Exhibit A hereto, all profits; all allocations, including without limitation, allocations of profit, loss, investment tax credit and gain; all distributions, including without limitation, distributions of net profits, and other assets of such partnership or other entities, all proceeds from disposition of assets; all revenues from operations; proceeds of dissolution; all capital; all documents; all securities; all instruments and other property at any time or from time to time distributable to such Affiliate in respect of, in exchange for or in substitution of any right, title, interest or benefit, legal or equitable, as partner or member, which such Affiliate may have, possess or enjoy now or hereafter in, to and under any partnership agreement, operating agreement or other governing documents; all voting rights under such governing documents, together with full power and authority to enforce, collect, receive and receipt for the foregoing or any portion thereof, whether now existing or hereafter acquired and all proceeds thereof (the "Equity Interests");

                  g. Instruments. All promissory notes, letters of credit, guarantees, securities, and other items constituting "instruments" (as defined in the Uniform Commercial Code as in effect in the State of Georgia) owned or held by such Affiliate, whether or not in negotiable form, and all collateral and other security therefor, whether now or hereafter existing or acquired, and all proceeds thereof and all substitutions and replacements therefor (collectively, the "Instruments").

                  h. Documents, Books and Records. All documents, books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of any of the Affiliates pertaining to any of the foregoing.

                  i. Other Personal Property. All other goods and personal property of such Affiliate, whether tangible or intangible, wherever located.

                  j. Products and Proceeds. All products and proceeds of the foregoing, and all replacements, additions, accessions, or substitutions thereof, all after acquired property, and the accounts or other proceeds arising from the sale or other disposition of any property including any returns thereof, including, where applicable, the proceeds of insurance covering any of the foregoing.

                  k. Collateral Defined. The Equipment, the Accounts, the Inventory, Intellectual Property Collateral, the General Intangibles, the Equity Interests, the Instruments and all of the other property described above are herein sometimes collectively called the "Collateral."

          2. Obligations Secured. The security interest granted hereby secures the Obligations (as defined in the Credit Agreement) of the Affiliates to the Secured Party, the Agents and the Lenders however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, and all renewals, extensions, modifications and refinancings of the foregoing indebtedness and obligations, together with all reasonable costs of collection, including reasonable attorneys' fees actually incurred if collected by or through an attorney-at-law or in bankruptcy or other judicial proceedings (collectively, the "Secured Obligations").

          3. The Affiliates' Right to Use Collateral. Until the occurrence and during the continuation of an Event of Default and notice from the Secured Party to the Affiliates to the contrary, the Affiliates:

                  a. Use of Inventory. May sell any of the Inventory normally held by the Affiliates for such purpose, and use and consume any raw materials or materials normally held by the Affiliates for such purpose, all in the ordinary course of the Affiliates' business.

                  b. Disposal of Obsolete Collateral. May sell or otherwise dispose of property which is worn out or obsolete or no longer used or useful in the Affiliates' business, in accordance with past business practices and as otherwise permitted by the terms of the Credit Agreement.

                  c. Use of Accounts. Will endeavor to collect, as and when due, all amounts due with respect to any of the Accounts, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as the Affiliates may deem advisable; and, in the ordinary course of business may grant to any party obligated on any of the Accounts any rebate, refund or adjustment to which such party may be lawfully entitled; and, in connection therewith, may accept the return of goods the sale of which shall have given rise to such Accounts.



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



                  d. Distributions on Equity Interests. May accept and retain distributions in respect of the Equity Interests in accordance with past business practices and the terms of the Credit Agreement.

          4. Direct Collection by the Secured Party. The Secured Party may, at any time during the continuation an Event of Default hereunder, and at the Affiliates' expense, notify or direct the Affiliates to notify (which notification the Affiliates agrees to promptly undertake) any parties obligated on any of the Accounts to make payment directly to the Secured Party of any amounts due, or to become due, thereunder and the Secured Party may enforce collection of any of the Accounts by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise, extend, or renew same for any period. All monies so received by the Secured Party may, at the Secured Party's sole discretion, be either (a) applied by the Secured Party directly toward payment of all or any part of the Secured Obligations, whether or not then due, in such order of application as the Secured Party may determine; or
(b) deposited to the credit of the Affiliates with the Secured Party as security for payment of the Secured Obligations, and the Secured Party may, from time to time, in its sole discretion (i) apply all or any part of the collected funds in said deposit account toward payment of all or any part of the Secured Obligations, whether or not then due, in such order of application as the Secured Party may determine, or (ii) permit the Affiliates to use all or any part of the funds on deposit in said account in the normal course of the Affiliates' business.

          5. Warranties. Each of the Affiliates hereby represents and warrants to the Secured Party that:

                  a. Financing Statements. No financing statement covering any of the Collateral is on file in any public office, except any which may have been filed (i) on behalf of the Secured Party, or (ii) with respect to any security interests expressly permitted by the terms of the Credit Agreement.

                  b. Good Title. The Affiliates are and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, except (i) the security interest granted hereby, and (ii) liens and security interests expressly permitted by the terms of the Credit Agreement, and the Affiliates have the right to subject the same to the security interest granted hereby.

                  c. Accuracy of Information. All information now or hereafter furnished by the Affiliates to the Secured Party relating to the Collateral or otherwise to this transaction is and will be true and correct as of the date furnished in all material respects.

                  d. Location of Business and Collateral. All books and records relating to the Collateral are kept at the Affiliates' chief executive office listed on Exhibit B hereto and all of the Equipment and Inventory is kept at one of the locations listed on Exhibit B attached hereto (the "Collateral Locations").


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



                  e. Status of Intellectual Property Collateral. As of the date hereof, none of the Affiliates has any Patents or Patent Licenses, or registered Trademarks or Trademark Licenses except as set forth on Exhibit A hereto.

                  f. Valid and Subsisting. (i) The Patents, Trademarks and any trademarks or patents in which any Affiliate has been granted rights pursuant to Trademark Licenses or Patent Licenses are subsisting and have not been adjudged invalid or unenforceable, each of the Trademarks, Patents and any trademark or patent in which any Affiliate has been granted rights pursuant to Trademark Licenses or Patent Licenses is valid and enforceable, and no claim has been made that the use of any of the Trademarks, Patents or any trademark or patent in which any Affiliate has been granted rights pursuant to the Trademark Licenses or Patent Licenses, in either case, which is material to the conduct of such Affiliate's business, does or may violate the rights of any third person, (ii) each of the Affiliates has used, to the best of its knowledge, and will continue to use for the duration of this Security Agreement, proper statutory notice in connection with its use of the Trademarks, and (iii) each of the Affiliates has used, to the best of its knowledge, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks and any Trademarks in which such Affiliate has been granted rights pursuant to the Trademark Licenses.

                  g. Status of Equity Interests. None of the Equity Interests constitute an "uncertificated security" under applicable law. None of the Affiliates has any other Equity Interests other than those listed on Exhibit A hereto.

          6. Agreements of the Affiliates. Each of the Affiliates hereby agrees that:

                  a. Perfection of Security Interest. Upon request of the Secured Party, it will execute such financing statements and other documents, pay the cost of filing or recording the same in all public offices deemed necessary by the Secured Party, and do such other acts and things, all as the Secured Party may from time to time reasonably request, to establish and maintain a valid and perfected security interest in all of the Collateral, free of all other liens and claims except those expressly permitted by the Credit Agreement.

                  b. Location of Equipment and Inventory. Unless the Secured Party shall otherwise consent in writing, it shall not during the term of this Security Agreement, remove any Equipment or Inventory from the Collateral Locations, except in connection with sales of Inventory in the ordinary course of business or in connection with the transfer thereof between Collateral Locations or sales of Equipment permitted hereunder, unless such Affiliate shall have given the Secured Party thirty (30) days prior written notice hereof and taken such action reasonably requested by Secured Party to maintain the perfection of its security interest hereunder.

                  c. Books and Records. It will keep at the address set forth on Exhibit B all of its books and records concerning all of the Collateral, which books and records will be of



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



          such character as will enable the Secured Party or its designees to determine at any time the status thereof, and, unless the Secured Party shall otherwise consent in writing, the Affiliates will not duplicate any such books or records at any other address, unless the Affiliates shall have given the Secured Party thirty (30) days prior written notice hereof and taken such action reasonably requested by Secured Party to maintain the perfection of its security interest hereunder.

                  d. Furnishing of Information. It will furnish the Secured Party such information concerning the Affiliates, the Collateral, and any obligors on any of the Accounts as the Secured Party may from time to time reasonably request.

                  e. Inspection. It will permit the Secured Party and its designees, at such reasonable times during normal business hours and as often as the Secured Party may reasonably request, to inspect the Collateral, and to inspect, audit and make copies of and extracts from books, records and all other papers in possession of the Affiliates pertaining to the Collateral and any obligors on any of the Accounts, and, upon reasonable request of the Secured Party, will furnish duly verified copies or summaries thereof in form and content reasonably satisfactory to the Secured Party.

                  f. Notation on Records. It will stamp on its records relating to the Collateral comprised of chattel papers, instruments or documents a notation in form and content reasonably satisfactory to the Secured Party of the security interest of the Secured Party hereunder.

                  g. Notation of Books of Partnerships and Limited Liability Companies. It will cause each of the partnerships and limited liability companies in which it holds Equity Interests to note on the appropriate books and ownership records of such partnership or limited liability company a notation of the security interest of the Secured Party hereunder and shall, upon request, deliver copies of such books and records to the Secured Party.

                  h. Transfers and Encumbrances. Except as permitted under
          Section 3 hereof and as expressly permitted by the Credit Agreement, it will not sell, lease, assign or create or permit to exist any lien on, or security interest in, any Collateral to or in favor of anyone other than the Secured Party.

                  i. Insurance. It will at all times keep all Inventory and Equipment insured against loss, damage, theft and such other risks and in such amounts and with such companies and under such policies and in such form as shall be required under the terms of the Credit Agreement or otherwise reasonably satisfactory to the Secured Party. The insurance policy shall name the Secured Party as loss payee and additional insured, as applicable, and shall provide thirty (30) days' prior written notice to the Secured Party in the event of cancellation, change, or material alteration or modification. If the Secured Party so requests, the originals or true copies of such policies or certificates thereof shall be deposited with the Secured Party.


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




                  j. Collection Expenses. It will reimburse the Secured Party for all reasonable expenses, including reasonable attorneys' fees and legal expense actually incurred by the Secured Party in seeking to collect or enforce any rights under the Collateral or actually incurred by the Secured Party in seeking to collect any of the Secured Obligations and to enforce any rights hereunder.

                  k. Change of Location or Name. The Affiliates will give at least 30 days' prior written notice to the Secured Party of (i) any change in the principal place of business or chief executive office of any of the Affiliates; (ii) any change in the name of any of the Affiliates; or (iii) any merger, consolidation or other corporate reorganization involving any of the Affiliates.

                  l. Maintenance of Collateral. The Affiliates will at all times maintain the Collateral in good condition and will not waste, misuse or otherwise permit the Collateral to deteriorate in value, except for ordinary wear and tear given its intended use.

                  m. Use of Equipment. The Equipment will be used solely for business use and will remain in the possession or control of one of the Affiliates at all times at such Affiliate's risk of loss; provided, however, that the Affiliates may, in the ordinary course of its business and consistent with past practices, remove and transport Equipment on a temporary basis for repairs.

         7. Delivery of Instruments. The Affiliates will deliver to the Secured Party, promptly upon the receipt by any Affiliate thereof, all documents evidencing instruments owned or held by the Affiliates and having a stated amount or fair value in excess of $10,000, together with such assignments, endorsements, stock powers executed in blank, or other writings reasonably deemed necessary by the Secured Party to perfect and/or protect the security interest in such instruments granted herein.

         8. Performance of the Affiliates' Obligations by the Secured Party. Following the occurrence and during the continuation of an Event of Default, at its option, the Secured Party may from time to time perform any agreement of the Affiliates hereunder which the Affiliates shall fail to perform and take any other action which the Secured Party reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and the Affiliates agree, jointly and severally, to reimburse the Secured Party, immediately upon demand by Secured Party, for all reasonable expenses incurred in connection with the foregoing, together with interest thereon from the date incurred until the date of reimbursement at the default rate set forth in the Credit Agreement. All such expenses incurred by the Secured Party, together with the interest accrued thereon, shall be indebtedness secured hereby.

         9. Events of Default. "Event of Default" as used herein shall mean the occurrence of any of the following events:

                  a. Breach of Terms. Failure of the Affiliates to observe or perform any obligation, covenant, condition or term of this Security Agreement, which failure shall remain unremedied for thirty (30) days following written notice thereof from the Secured Party to the Affiliates or any of them.

                  b. False Representations. Any representation or warranty of the Affiliates set forth herein or otherwise made or furnished to the Secured Party by or on behalf of the Affiliates in connection with this Security Agreement proves to have been false or misleading in any material respect when made or furnished.

                  c. Other Defaults. The occurrence of any "Event of Default" as defined under the Credit Agreement.

          10. Procedures of Default.

                  a. Remedies. Upon the occurrence and during the continuation of any Event of Default, the following action may be taken: (a) declare any or all of the Obligations immediately due and payable without any other notice of any kind; (b) proceed immediately to exercise any and all of the Secured Party's rights, powers and privileges with respect to the Collateral; (c) apply and set off any indebtedness due or to become due to the Affiliates from the Secured Party including, without limitation, the Collateral and any other deposits or other cash collateral of any of the Affiliates held by the Secured Party in satisfaction of any of the Obligations of the Affiliates; or (d) exercise from time to time any other right or remedy available to the Secured Party under the applicable Uniform Commercial Code or otherwise available under the Credit Documents, at law or in equity. Upon the occurrence and during the continuation of an Event of Default, and at the option of the Secured Party, each of the Affiliates shall (a) upon receipt of written instruction from Secured Party to do so, cease the sale, lease or furnishing under contract of service of any of the Inventory and cease the use or consumption thereof in business; (b) at its expense assemble all the Collateral at a convenient place satisfactory to the Secured Party; and (c) pay all reasonable costs and expenses of the Secured Party of collection of any and all the Secured Obligations and enforcement of rights hereunder, including reasonable attorneys' fees actually incurred. All rights and remedies specified herein are cumulative and are in addition to such other rights and remedies as are otherwise available to the Secured Party. Each of the Affiliates hereby authorizes, following the occurrence and during the continuance of an Event of Default, the Secured Party pursuant to the power of attorney granted in subsection (b) hereof to sign and execute in the name of such Affiliate any intended transfer, conveyance or instrument in writing that may be necessary or desirable to effect any disposition of the Collateral. No disposition of any Collateral shall extinguish any Secured Obligations of the Affiliates except to the extent that the net cash proceeds are applied thereto.

                  b. Securities Act, Etc. In view of the nature of the Equity Interests now or hereafter included in the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws") with respect to any disposition of the Equity Interests permitted hereunder. Each Affiliate understands that compliance with the Federal Securities Laws may very strictly limit the course of the Secured Party's conduct if the Secured Party were to attempt to dispose of all or any part of the Equity Interests and may also limit the extent to which or the manner in which any subsequent transferee of any Equity Interests may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any part of the Equity Interests under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Affiliate clearly understands that the Secured Party shall be entitled to place all or any part of the Equity Interest for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Equity Interests for its own account, and that the Secured Party shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

                  c. Power of Attorney. Each of the Affiliates does hereby irrevocably make, constitute and appoint the Secured Party and any of its officers or designees its true and lawful attorney-in-fact, with full power and authority to do any and all acts necessary or proper to carry out the intent of this Security Agreement, including without limitation, the right, power and authority (i) to enforce all rights of the Affiliates under and pursuant to any agreements constituting, giving rise to or with respect to the Collateral, all for the sole benefit of the Secured Party; (ii) to enter into and perform such arrangements as may be necessary in order to carry out the terms, covenants and conditions of this Security Agreement that are required to be observed or performed by the Affiliates; and (iii) to execute such other and further mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of perfecting, protecting or maintaining the security interest granted to the Secured Party by this Security Agreement, and the Affiliates hereby ratify and confirm all that the Secured Party as such attorney-in-fact or its substitutes do by virtue of this power of attorney, which power is coupled with an interest and is irrevocable until the Affiliates have paid in full the Secured Obligations (and the commitment of the Lenders to advance funds under the Credit Agreement is terminated) and this Security Agreement is terminated. If the Secured Party exercises the foregoing power of attorney, the Secured Party shall notify the Affiliates thereof promptly after such exercise; provided, however, no delay or failure in giving such notice shall render such exercise invalid or ineffective or result in any liability on the part of the Secured Party to the Affiliates.

                  d. The Affiliates to Hold in Trust. Subsequent to the occurrence of any Event of Default described in Section 9 hereof, and during the continuance thereof, and regardless of whether the Secured Party makes any demand to or request of the Affiliates, the Affiliates agree to hold in trust for the Secured Party any and all cash, checks, drafts, items, chattel paper and other instruments or writings for the payment of money that may be received by the Affiliates in full or partial payment or otherwise as proceeds of any of the Collateral, in precisely the form received. The Affiliates will not commingle any such proceeds with any other of its funds or property, but will hold them separate and apart from its own funds or property until delivery is made to the Secured Party. The Affiliates will immediately upon request by the Secured Party endorse, transfer and deliver any and all such payments to the Secured Party for application against the Secured Obligations.

                  e. Notices. If any notification of intended disposition of any of the Collateral is required by law, such notification if mailed shall be deemed reasonably and properly given if given at least ten
          (10) days before such disposition in accordance with Section 11(j) hereof.

                  f. Disposition of Proceeds. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party to the payment of the Secured Party's reasonable expenses in connection with the Collateral, including reasonable attorneys' fees actually incurred, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Obligations, in such order of application, as the Secured Party may from time to time elect, and any remaining balance paid to the Affiliates or other person or entity entitled thereto.

                  g. Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Secured Party to exercise rights and remedies hereunder following the occurrence and during the continuation of an Event of Default, each Affiliate hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Affiliate), effective upon the occurrence and during the continuation of an Event of Default, to use, license or sublicense any Intellectual Property Collateral or related General Intangible, now owned or hereafter acquired by such Affiliate, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

          11. Miscellaneous.

                  a. Custody of Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Affiliate requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Affiliates, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                  b. No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right or remedy hereunder and no course of dealing between the Affiliates and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Affiliates required hereunder shall entitle the Affiliates to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

                  c. Counterparts. This Security Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  d. Governing Law; Submission to Jurisdiction.

                  (I) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF GEORGIA.

                  (II) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE AFFILIATES HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE AFFILIATES HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (III) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AFFILIATES AND SECURED PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO.

                  (iv) Nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Affiliates in any other jurisdiction.

                  e. Captions. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall in no way affect the meaning or construction of any provision of this Security Agreement.

                  f. Severability. If any part of any provision of this Security Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

                  g. Modification. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Affiliates therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  h. Survival of Representations. All representations and warranties contained herein or made in writing by the Affiliates in connection herewith shall survive the execution and delivery of this Security Agreement and any and all other documents and writings relating to or arising out of any of the foregoing or any of the Obligations.

                  i. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                  j. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telex number set forth on the signature pages of the Credit Agreement or the Affiliate Guaranty Agreement, as applicable. Each such notice, request or other communication to the Affiliates shall be effective as provided in the Credit Agreement or the Affiliate Guaranty Agreement, as applicable.

                  k. Time of Essence. Time is of the essence in interpreting and performing this Security Agreement.

                  l. Indemnity. The Affiliates hereby agree, jointly and severally, to indemnify the Secured Party and its agents, officers and employees against and agrees to protect, save and hold harmless each thereof from any and all liabilities, obligations, losses, damages, penalties, actions, suits, costs, expenses and disbursements of whatever kind and description imposed on, incurred by or asserted against any such person in any way arising out of or related to the enforcement or collection of the Collateral, the Secured Obligations or this Security

          Agreement, or the use, possession, maintenance, operation, condition, sale, registration, ownership, lease or other disposition of the Collateral, except to the extent any such matters have resulted as a direct consequence of the Secured Party's gross negligence or willful misconduct. This indemnity shall survive the termination of this Agreement.

                  m. Term of Agreement. Each of the Affiliates acknowledges and agrees that the number and amount of the Secured Obligations may fluctuate from time to time hereafter. The Affiliates expressly agrees that this Security Agreement and the security interest in the Collateral conveyed to the Secured Party hereunder shall remain valid and in full force and effect, notwithstanding any such fluctuations and future payments and whether or not any Secured Obligations exist at any given time. The Affiliates may terminate this Security Agreement and the Secured Party shall release its security interest in the Collateral upon (i) the payment in full by or on behalf of the Affiliates of all of the Secured Obligations and (ii) the termination of the Credit Agreement and all obligation of the Agents and the Lenders to extend any further credit to the Affiliates thereunder.

                  n. Financing Statements. Each of the Affiliates hereby authorizes the Secured Party to file continuations to financing statements without the signature of the Affiliates so long as any of the Secured Obligations remain unpaid. Upon payment in full of the Secured Obligations and the termination of this Security Agreement, the Secured Party shall execute and deliver to the Affiliates such termination statements as the Affiliates shall reasonably request.

                  o. Not A Party. Secured Party does not, by entering into or accepting this Security Agreement, become a partner or a member under any partnership agreement or operating agreement, nor a party to any such partnership agreement or operating agreement, nor liable for any obligations of a partner or member thereunder.

                  IN WITNESS WHEREOF, each of the Affiliates has caused this Security Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                   AIH INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President and Secretary


                                   DYERSBURG FABRICS INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                         Officer, Secretary and Treasurer


                                   ALAMAC ENTERPRISES INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President and Secretary


                                   UNITED KNITTING, INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Secretary and Treasurer


                                   DFIC, INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President






                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                   IQUE, INC.

                                   By:
                                       ---------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


                                   UKIC, INC.

                                   By:
                                        ---------------------------------
                                        William S. Shropshire, Jr.
                                        Vice President


                                   IQUEIC, INC.

                                   By:
                                        ---------------------------------
                                        William S. Shropshire, Jr.
                                        Vice President






                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                       SUNTRUST BANK, ATLANTA,
                                       AS COLLATERAL AGENT

                                       By:
                                           ---------------------------------
                                           Raymond B. King
                                           Vice President


                                       By:
                                           ---------------------------------
                                           Thomas R. Banks
                                           Assistant Vice President







                     (SIGNATURE PAGE TO SECURITY AGREEMENT)

                                   SCHEDULE I


                              AFFILIATE GUARANTORS


AIH Inc., a Delaware corporation

Dyersburg Fabrics Inc., a Tennessee corporation

Alamac Enterprises Inc., a Delaware corporation

United Knitting Inc., a Tennessee corporation

DFIC, Inc., a Delaware corporation

IQUE, Inc., a Tennessee corporation

UKIC, Inc., a Delaware corporation

IQUEIC, Inc., a Delaware corporation

                                    EXHIBIT A

INTELLECTUAL PROPERTY COLLATERAL













EQUITY INTERESTS

                                    EXHIBIT B

PRINCIPAL PLACE OF BUSINESS OF EACH AFFILIATE








COLLATERAL LOCATIONS

                                   EXHIBIT F-1

                             STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT, dated as of August 27, 1997, made by _____________________________, a ________________ corporation (the
"Pledgor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, in its capacity as Collateral Agent for the "Lenders" from time to time a party to the Credit Agreement described below (the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor is the record and beneficial owner of all of the issued and outstanding shares of stock of each of the corporations listed on Schedule I attached hereto (each, a Pledged Entity and collectively, the "Pledged Entities", as such stock is described on Schedule I attached hereto (the "Pledged Shares"); and

                  WHEREAS, Dyersburg Corporation, a Tennessee corporation, Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership, United Knitting Limited Partnership, I, a Tennessee limited partnership, IQUE Limited Partnership, I, a Tennessee limited partnership and Alamac Knit Fabrics, Inc., as borrowers (the "Borrowers"), SunTrust Bank, Atlanta, as agent and collateral agent and the lenders named therein have entered into a Credit Agreement dated as of August 27, 1997 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders, subject to the terms and conditions set forth in the Credit Agreement, have agreed to provide certain financial accommodations to the Borrowers;

                  WHEREAS, each of the Subsidiaries and Affiliates of the Borrowers have executed and delivered a Guaranty Agreement to the Agents and the Lenders guaranteeing payment in full of all of the Obligations of the Borrowers;

                  WHEREAS, the Pledgor desires to secure its obligation to pay, duly and punctually, all Obligations owing to the Secured Party, the Agent and the Lenders;

                  WHEREAS, it is a condition precedent to the Lenders' obligation to advance Loans in favor of the Borrowers that the Pledgor execute and deliver this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce the Agents and the Lenders to provide financial accommodations to the Borrowers under the Credit Agreement, Pledgor hereby agrees in favor of the Collateral Agent for the benefit of the Agents and the Lenders as follows:

                  1. Definitions. In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Act" shall mean the Securities Act of 1933, as amended (or any similar statute thereafter in effect).

                  "Agreement" shall mean this Stock Pledge Agreement, and shall include all further amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                  "Bankruptcy Code" shall mean title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Event of Default" shall have the meaning assigned to such term in Section 8(a) hereof.

                  "Pledged Collateral" shall have the meaning assigned to such term in Section 2 hereof.

                  "Secured Obligations" shall have the meaning assigned to such term in Section 3 hereof.

                  "UCC" shall mean the Uniform Commercial Code of the State of Georgia.

                  2. Pledge. Pledgor hereby pledges to Collateral Agent for the benefit of the Agents and the Lenders, and grants to the Collateral Agent for the benefit of the Agents and the Lenders a first priority security interest in, all of the following (all of the following, herein, collectively, the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b) all additional shares of stock of the Pledged Entities from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment by Pledgor in full when due, whether at stated maturity, by acceleration or otherwise, and the performance by Pledgor of (a) all Obligations of Pledgor to the Agents and the Lenders, and (b) all obligations of Pledgor to the Collateral Agent and Lenders hereunder (herein, collectively, the "Secured Obligations"). The term "Secured Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Pledgor under this Agreement, the Credit Agreement or any of the other Credit Documents.

                  4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees, any or all of the Pledged Shares. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

                  5. Representations and Warranties. Pledgor represents and warrants to the Collateral Agent and the Lenders that:

                  (a) Pledgor is, and at the time of delivery of the Pledged Shares to Collateral Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto except for the lien and security interest created by this Agreement.

                  (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

                  (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Collateral Agent for the benefit of the Lenders as provided herein. This Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other law relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (e) On the date hereof, the authorized capital stock of Pledged Entities consists of the number of shares of common stock, with the number of shares issued and outstanding, that are described in Schedule I hereto. As of the date hereof, (i) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of any Pledged Entity is authorized and outstanding, and (ii) there is no commitment by any Pledged Entity to issue any such shares, warrants, options or other such rights or securities. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of stock of Pledged Entities.

                  (f) The pledge of the Pledged Collateral is not in contravention of any law or of any agreement to which Pledgor is party or by which Pledgor is otherwise bound, and no consent, approval, authorization or other order of, or other action by, any Person or notice to or filing with, any Person is required for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement.

                  (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

                  6. Covenants. Pledgor covenants and agrees that until the Credit Agreement has been terminated and the Secured Obligations have been paid in full:

                  (a) Without the prior written consent of Collateral Agent, Pledgor will not sell, assign, transfer, pledge or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a lien in any thereof.

                  (b) Pledgor will not, subsequent to the date of this Agreement, without the prior written consent of Collateral Agent, cause or permit any Pledged Entity to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of capital stock or issue any additional shares of capital stock or sell or transfer any treasury stock.

                  (c) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Collateral Agent from time to time may request in order to ensure to Collateral Agent the benefits of the lien and security interest in and to the Pledged Collateral intended to be created by this Agreement.

                  (d) Pledgor has and will defend the title to the Pledged Collateral and the lien and security interest of Collateral Agent and the Lenders thereon against the claim of any Person and will maintain and preserve such lien and security interest until the date of termination of the Credit Agreement and payment in full of the Secured Obligations.

                  (e) Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                  (f) Except as permitted by Section 7(a)(ii) hereof with respect to cash dividends, Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with Collateral Agent in each case accompanied by instruments of assignment in conformity with Section 4 hereof.

                  7. Pledgor's Rights; Termination of Rights.

                  (a) As long as no Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall have the right, from time to time,
to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken by Pledgor which would have the effect of impairing the position of Collateral Agent or Lenders hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of Any Pledged Entity, (B) the consolidation or merger of any Pledged Entity with any other Person (excepting that permitted under Section 8.03 of the Credit Agreement), (C) the sale, disposition or encumbrance of any material portion of the assets of any Pledged Entity or a business or division of any Pledged Entity, (D) any change in the authorized number of shares, the stated capital or the authorized shares of any Pledged Entity or the issuance of any additional shares of capital stock of any Pledged Entity, or (E) the alteration of the voting rights with respect to the capital stock of any Pledged Entity.

                           (ii) Pledgor shall be entitled, from time to time,
to collect and receive, for Pledgor's own use, all dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement or Guaranty Agreement other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such dividends shall remain subject to the lien created by this Agreement.

                  (b) All dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from all other property or funds of Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                  (c) Upon the occurrence of an Event of Default and during the continuance thereof, all of Pledgor's rights to exercise voting and other consensual rights pursuant to Section 7(a)(i) hereof and all of Pledgor's rights to receive any cash dividends pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent who shall have the sole and exclusive right to exercise the voting and other consensual rights which Pledgor would otherwise be authorized to exercise pursuant to
Section 7(a)(i) hereof and to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof; provided, however, that notwithstanding anything contained in this Agreement to the contrary, no voting or other consensual rights shall be vested in Collateral Agent unless and until Collateral Agent gives written notice to Pledgor that Collateral Agent intends to have such voting or other consensual rights vest in itself. Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to Collateral Agent any cash dividends received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by Collateral Agent shall be retained by Collateral Agent as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.

                  8. Defaults and Remedies. (a) Each of the following shall constitute an "Event of Default" hereunder:

                           (i) if there shall occur any Event of Default under
                  the Credit Agreement;

                           (ii) if any of the Pledged Collateral shall be
                  attached or levied upon or seized in any legal proceeding, or held by virtue of any lien or distress and is not released within 90 days;

                           (iii) if Pledgor shall materially breach any
                  covenant, representation or warranty set forth herein; or

                           (iv) if Pledgor makes any misrepresentation of any
                  material fact to Collateral Agent or any Lender in connection with this Agreement or any transaction relating thereto.

                  (b) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Collateral Agent may exercise all rights of a secured party under the UCC. In addition, Collateral Agent is hereby authorized and empowered to (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise the voting rights with respect thereto, (iii) collect and receive all cash dividends and other distributions made thereon, (iv) sell in one or more sales after ten (10) Business Days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and (v) otherwise act with respect to the Pledged Collateral as though Collateral Agent were the outright owner thereof. Pledgor hereby irrevocably constitutes and appoints Collateral Agent as the proxy and attorney-in-fact of Pledgor, with full power of substitution to exercise any of the rights provided in the preceding sentence; provided, however, that Collateral Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Collateral Agent's place of business, or at any public building in the City of Atlanta, Georgia or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Collateral Agent may deem to be the fair market value of such Pledged Collateral, and Collateral Agent or any Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law. Each sale shall be made to the highest bidder, but Collateral Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Collateral Agent.

                  (c) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Collateral Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Collateral Agent, on one or more occasions and in its discretion, may postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) Business Days' notice to Pledgor.

                  (d) If, at any time Collateral Agent shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Collateral Agent may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Lender in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing of its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof, and (iv) may place all or any part of the Pledged Collateral with an investment banking firm for private placement which firm shall be entitled to purchase all or any part of the Pledged Collateral for its own account. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale pursuant to this Section 8, then Collateral Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor's and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (d), Collateral Agent may, in its discretion, elect to cause registration of any or all the Pledged Collateral under the Act (or any applicable state securities law). Pledgor, however, recognizes that Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

                  (f) Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Collateral Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Collateral Agent of any one or more of such rights, powers, or remedies. No failure or delay on the part of Collateral Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Collateral Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Collateral Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect. Pledgor waives all claims, damages and demands against

Collateral Agent arising out of the repossession, retention or sale of the Pledged Collateral except such as result from Collateral Agent's gross negligence or willful misconduct.

                  (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Collateral Agent and Lenders, that Collateral Agent and Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Collateral Agent and Lenders by reason of a breach of any of such covenants and, consequently, agrees that, if Collateral Agent or any Lender shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date that Collateral Agent or any Lender shall demand compliance with this Section 8, and
(ii) the amount required to pay in full the Secured Obligations.

                  9. Application of Proceeds. Any cash held by Collateral Agent as Pledged Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied or distributed by Collateral Agent first, to the payment of the costs and expenses of such sale, including, without limitation, fees and expenses of counsel and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and then to the payment of all other Secured Obligations (in whatever order Collateral Agent elects). After the application of all such proceeds as aforesaid, Collateral Agent will return any excess to Pledgor and Pledgor shall remain liable for any deficiency.

                  10. Power of Attorney. Pledgor appoints Collateral Agent as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Pledged Collateral that may come into Collateral Agent's possession and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all such acts of such attorney. Collateral Agent, as attorney hereunder, will not be liable for any acts or omissions, nor for any errors of judgment or mistakes of fact or law. This power, coupled with an interest, is irrevocable until the payment in full of the Secured Obligations and termination of the Credit Agreement.

                  11. Waiver. No delay on Collateral Agent's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Collateral Agent with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Collateral Agent's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Collateral Agent's rights as against Pledgor in any respect.

                  12. Assignment. Collateral Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, and the holder of such instrument shall be entitled to the benefits of this Agreement.

                  13. Termination. Promptly following the payment in full of the Secured Obligations and the termination of the Credit Agreement, Collateral Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

                  14. Lien Absolute. All right of Collateral Agent and Lenders hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the terms of, any guaranty, for all of any of the Secured Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

                  15. Release. Pledgor consents and agrees that Collateral Agent or any Lender may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Collateral Agent or any Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Collateral Agent or any Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Collateral Agent's part shall in any event affect or impair this Agreement.

                  16. Collateral Agent's Right to Take Action. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 6(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount necessary for the preservation and protection of the Pledged Collateral, Collateral Agent shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by Collateral Agent, or the cost thereof, including, without limitation, attorneys' fees, shall be reimbursed by Pledgor to Collateral Agent on demand and, until so reimbursed, shall bear interest at the default rate of interest chargeable pursuant to the Credit Agreement.

                  17. Indemnification. Pledgor agrees to indemnify and hold Collateral Agent and each Lender harmless from and against (a) any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Collateral Agent or any Lender, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements and other expenses which may be imposed on, incurred by, or asserted against Collateral Agent or any Lender in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Agreement, whether or not Collateral Agent or any Lender is a party thereto. The obligations of Pledgor under this Section 17 shall survive the termination of this Agreement.

                  18. Payments. Collateral Agent shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Secured Obligations. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Collateral Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance" or otherwise all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  19. Miscellaneous.

                  (a) No Liability. Neither Collateral Agent, any Lender nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  (b) No Oral Changes. No term, covenant or condition of this Agreement can be changed or terminated orally.

                  (c) Successors and Assigns. All of the rights, privileges, remedies and options given to Collateral Agent and Lenders hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Collateral Agent, Lenders and Pledgor. Pledgor may not assign this Agreement to any Person.

                  (d) Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) Expense Reimbursement. Pledgor shall reimburse Collateral Agent for all of Collateral Agent and each Lender's expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of Collateral Agent's legal counsel, accountants and any other third Persons, and all costs and expenses incurred by the Collateral Agent or the Lenders (including attorney's fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) cause the Pledged Shares to be registered under the Act; (iii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement; and (iv) enforce any of Collateral Agent's rights to collect any of the Secured Obligations. Pledgor also agrees to pay, and to save harmless Collateral Agent and each Lender from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement.

                  (f) Injunctive Relief. Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Collateral Agent and Lenders; therefore, Pledgor agrees that Collateral Agent, if Collateral Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  (g) Notices. Except as otherwise provided herein, any notice required hereunder shall be given in the manner and to the party to be notified and its counsel, at the addresses and in the manner provided in the Credit Agreement.

                  (h) Section Headings. Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

                  (i) Time of Essence. Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.

                  20. Survival of Rights, Duties, Etc. No termination or cancellation (regardless of cause or procedure) of the Credit Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged Collateral, or (iii) any of Pledgor's undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been fully paid and satisfied.

                  IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed by an officer thereunto duly authorized as of the date first above written.

                                [NAME OF PLEDGOR]

                            By:
                                ----------------------
                                Name:
                                      ----------------
                                Title:
                                      ----------------

                                SCHEDULE I



Pledged                        Class(es) of          Stock Certificate
Entity                         Stock                      Number(s)           Number of Shares
------                         ------------          -----------------        ----------------
------------------            ---------------         ----------------        ----------------

------------------            ---------------         ----------------        -----------------

------------------            ---------------         ----------------        -----------------

                                   EXHIBIT F-2

                                     PARENT
                             STOCK PLEDGE AGREEMENT


                  THIS PARENT STOCK PLEDGE AGREEMENT, dated as of August 27, 1997, made by DYERSBURG CORPORATION, a Tennessee corporation (the "Pledgor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, in its capacity as Collateral Agent for the "Lenders" from time to time a party to the Credit Agreement described below (the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor is the record and beneficial owner of all of the issued and outstanding shares of stock of each of the corporations listed on Schedule I attached hereto (each, a Pledged Entity and collectively, the "Pledged Entities", as such stock is described on Schedule I attached hereto (the "Pledged Shares"); and

                  WHEREAS, Pledgor, Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership, United Knitting Limited Partnership, I, a Tennessee limited partnership, IQUE Limited Partnership, I, a Tennessee limited partnership and Alamac Knit Fabrics, Inc., as borrowers (the "Borrowers"), SunTrust Bank, Atlanta, as agent and collateral agent and the lenders named therein have entered into a Credit Agreement dated as of August 27, 1997 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders, subject to the terms and conditions set forth in the Credit Agreement, have agreed to provide certain financial accommodations to the Borrowers;

                  WHEREAS, Pledgor has also executed and delivered to the Agents and the Lenders that certain Parent Guaranty Agreement, dated as of August 27, 1997, wherein the Pledgor has unconditionally guaranteed payment in full of all Obligations of the Credit Parties (as such terms are defined in the Credit Agreement);

                  WHEREAS, the Pledgor desires to secure its obligation to pay, duly and punctually, all Obligations owing to the Secured Party, the Agent and the Lenders;

                  WHEREAS, it is a condition precedent to the Lenders' obligation to advance Loans in favor of the Borrowers that the Pledgor execute and deliver this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce the Agents and the Lenders to provide financial accommodations to the Borrowers under the Credit Agreement, Pledgor hereby agrees in favor of the Collateral Agent for the benefit of the Agents and the Lenders as follows:

                  1. Definitions. In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Act" shall mean the Securities Act of 1933, as amended (or any similar statute thereafter in effect).

                  "Agreement" shall mean this Stock Pledge Agreement, and shall include all further amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                  "Bankruptcy Code" shall mean title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Event of Default" shall have the meaning assigned to such term in Section 8(a) hereof.

                  "Pledged Collateral" shall have the meaning assigned to such term in Section 2 hereof.

                  "Secured Obligations" shall have the meaning assigned to such term in Section 3 hereof.

                  "UCC" shall mean the Uniform Commercial Code of the State of Georgia.

                  2. Pledge. Pledgor hereby pledges to Collateral Agent for the benefit of the Agents and the Lenders, and grants to the Collateral Agent for the benefit of the Agents and the Lenders a first priority security interest in, all of the following (all of the following, herein, collectively, the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b) all additional shares of stock of the Pledged Entities from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment by Pledgor in full when due, whether at stated maturity, by acceleration or otherwise, and the performance by Pledgor of (a) all Obligations of Pledgor to the Agents and the Lenders, and (b) all obligations of Pledgor to the Collateral Agent and Lenders hereunder (herein, collectively, the "Secured Obligations"). The term "Secured Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Pledgor under this Agreement, the Credit Agreement or any of the other Credit Documents.

                  4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees, any or all of the Pledged Shares. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

                  5. Representations and Warranties. Pledgor represents and warrants to the Collateral Agent and the Lenders that:

                  (a) Pledgor is, and at the time of delivery of the Pledged Shares to Collateral Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto except for the lien and security interest created by this Agreement.

                  (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

                  (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Collateral Agent for the benefit of the Lenders as provided herein. This Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other law relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (e) On the date hereof, the authorized capital stock of Pledged Entities consists of the number of shares of common stock, with the number of shares issued and outstanding, that are described in Schedule I hereto. As of the date hereof, (i) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of any Pledged Entity is authorized and outstanding, and (ii) there is no commitment by any Pledged Entity to issue any such shares, warrants, options or other such rights or securities. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of stock of Pledged Entities.

                  (f) The pledge of the Pledged Collateral is not in contravention of any law or of any agreement to which Pledgor is party or by which Pledgor is otherwise bound, and no consent, approval, authorization or other order of, or other action by, any Person or notice to or filing with, any Person is required for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement.

                  (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

                  6. Covenants. Pledgor covenants and agrees that until the Credit Agreement has been terminated and the Secured Obligations have been paid in full:

                  (a) Without the prior written consent of Collateral Agent, Pledgor will not sell, assign, transfer, pledge or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a lien in any thereof.

                  (b) Pledgor will not, subsequent to the date of this Agreement, without the prior written consent of Collateral Agent, cause or permit any Pledged Entity to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of capital stock or issue any additional shares of capital stock or sell or transfer any treasury stock.

                  (c) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Collateral Agent from time to time may request in order to ensure to Collateral Agent the benefits of the lien and security interest in and to the Pledged Collateral intended to be created by this Agreement.

                  (d) Pledgor has and will defend the title to the Pledged Collateral and the lien and security interest of Collateral Agent and the Lenders thereon against the claim of any Person and will maintain and preserve such lien and security interest until the date of termination of the Credit Agreement and payment in full of the Secured Obligations.

                  (e) Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                  (f) Except as permitted by Section 7(a)(ii) hereof with respect to cash dividends, Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with Collateral Agent in each case accompanied by instruments of assignment in conformity with Section 4 hereof.

                  7. Pledgor's Rights; Termination of Rights.

                  (a) As long as no Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall have the right, from time to time,
to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken by Pledgor which would have the effect of impairing the position of Collateral Agent or Lenders hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of Any Pledged Entity, (B) the consolidation or merger of any Pledged Entity with any other Person (excepting that permitted under Section 8.03 of the Credit Agreement), (C) the sale, disposition or encumbrance of any material portion of the assets of any Pledged Entity or a business or division of any Pledged Entity, (D) any change in the authorized number of shares, the stated capital or the authorized shares of any Pledged Entity or the issuance of any additional shares of capital stock of any Pledged Entity, or (E) the alteration of the voting rights with respect to the capital stock of any Pledged Entity.

                           (ii) Pledgor shall be entitled, from time to time, to
collect and receive, for Pledgor's own use, all dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement or Guaranty Agreement other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such dividends shall remain subject to the lien created by this Agreement.

                  (b) All dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from all other property or funds of Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                  (c) Upon the occurrence of an Event of Default and during the continuance thereof, all of Pledgor's rights to exercise voting and other consensual rights pursuant to Section 7(a)(i) hereof and all of Pledgor's rights to receive any cash dividends pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent who shall have the sole and exclusive right to exercise the voting and other consensual rights which Pledgor would otherwise be authorized to exercise pursuant to
Section 7(a)(i) hereof and to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof; provided, however, that notwithstanding anything contained in this Agreement to the contrary, no voting or other consensual rights shall be vested in Collateral Agent unless and until Collateral Agent gives written notice to Pledgor that Collateral Agent intends to have such voting or other consensual rights vest in itself. Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to Collateral Agent any cash dividends received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by Collateral Agent shall be retained by Collateral Agent as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.

                  8. Defaults and Remedies. (a) Each of the following shall constitute an "Event of Default" hereunder:

                           (i) if there shall occur any Event of Default under
                  the Credit Agreement;

                           (ii) if any of the Pledged Collateral shall be
                  attached or levied upon or seized in any legal proceeding, or held by virtue of any lien or distress and is not released within 90 days;

                           (iii) if Pledgor shall materially breach any
                  covenant, representation or warranty set forth herein; or

                           (iv) if Pledgor makes any misrepresentation of any
                  material fact to Collateral Agent or any Lender in connection with this Agreement or any transaction relating thereto.

                  (b) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Collateral Agent may exercise all rights of a secured party under the UCC. In addition, Collateral Agent is hereby authorized and empowered to (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise the voting rights with respect thereto, (iii) collect and receive all cash dividends and other distributions made thereon, (iv) sell in one or more sales after ten (10) Business Days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and (v) otherwise act with respect to the Pledged Collateral as though Collateral Agent were the outright owner thereof. Pledgor hereby irrevocably constitutes and appoints Collateral Agent as the proxy and attorney-in-fact of Pledgor, with full power of substitution to exercise any of the rights provided in the preceding sentence; provided, however, that Collateral Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Collateral Agent's place of business, or at any public building in the City of Atlanta, Georgia or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Collateral Agent may deem to be the fair market value of such Pledged Collateral, and Collateral Agent or any Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law. Each sale shall be made to the highest bidder, but Collateral Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Collateral Agent.

                  (c) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Collateral Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Collateral Agent, on one or more occasions and in its discretion, may postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) Business Days' notice to Pledgor.

                  (d) If, at any time Collateral Agent shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Collateral Agent may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Lender in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing of its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof, and (iv) may place all or any part of the Pledged Collateral with an investment banking firm for private placement which firm shall be entitled to purchase all or any part of the Pledged Collateral for its own account. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale pursuant to this Section 8, then Collateral Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor's and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (d), Collateral Agent may, in its discretion, elect to cause registration of any or all the Pledged Collateral under the Act (or any applicable state securities law). Pledgor, however, recognizes that Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

                  (f) Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Collateral Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Collateral Agent of any one or more of such rights, powers, or remedies. No failure or delay on the part of Collateral Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Collateral Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Collateral Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect. Pledgor waives all claims, damages and demands against Collateral Agent arising out of the repossession, retention or sale of the Pledged Collateral except such as result from Collateral Agent's gross negligence or willful misconduct.

                  (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Collateral Agent and Lenders, that Collateral Agent and Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Collateral Agent and Lenders by reason of a breach of any of such covenants and, consequently, agrees that, if Collateral Agent or any Lender shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date that Collateral Agent or any Lender shall demand compliance with this Section 8, and
(ii) the amount required to pay in full the Secured Obligations.

                  9. Application of Proceeds. Any cash held by Collateral Agent as Pledged Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied or distributed by Collateral Agent first, to the payment of the costs and expenses of such sale, including, without limitation, fees and expenses of counsel and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and then to the payment of all other Secured Obligations (in whatever order Collateral Agent elects). After the application of all such proceeds as aforesaid, Collateral Agent will return any excess to Pledgor and Pledgor shall remain liable for any deficiency.

                  10. Power of Attorney. Pledgor appoints Collateral Agent as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Pledged Collateral that may come into Collateral Agent's possession and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all such acts of such attorney. Collateral Agent, as attorney hereunder, will not be liable for any acts or omissions, nor for any errors of judgment or mistakes of fact or law. This power, coupled with an interest, is irrevocable until the payment in full of the Secured Obligations and termination of the Credit Agreement.

                  11. Waiver. No delay on Collateral Agent's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Collateral Agent with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Collateral Agent's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Collateral Agent's rights as against Pledgor in any respect.

                  12. Assignment. Collateral Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, and the holder of such instrument shall be entitled to the benefits of this Agreement.

                  13. Termination. Promptly following the payment in full of the Secured Obligations and the termination of the Credit Agreement, Collateral Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

                  14. Lien Absolute. All right of Collateral Agent and Lenders hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the terms of, any guaranty, for all of any of the Secured Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

                  15. Release. Pledgor consents and agrees that Collateral Agent or any Lender may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Collateral Agent or any Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Collateral Agent or any Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Collateral Agent's part shall in any event affect or impair this Agreement.

                  16. Collateral Agent's Right to Take Action. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 6(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount necessary for the preservation and protection of the Pledged Collateral, Collateral Agent shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by Collateral Agent, or the cost thereof, including, without limitation, attorneys' fees, shall be reimbursed by Pledgor to Collateral Agent on demand and, until so reimbursed, shall bear interest at the default rate of interest chargeable pursuant to the Credit Agreement.

                  17. Indemnification. Pledgor agrees to indemnify and hold Collateral Agent and each Lender harmless from and against (a) any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Collateral Agent or any Lender, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements and other expenses which may be imposed on, incurred by, or asserted against Collateral Agent or any Lender in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Agreement, whether or not Collateral Agent or any Lender is a party thereto. The obligations of Pledgor under this Section 17 shall survive the termination of this Agreement.

                  18. Payments. Collateral Agent shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Secured Obligations. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Collateral Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance" or otherwise all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  19. Miscellaneous.

                  (a) No Liability. Neither Collateral Agent, any Lender nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  (b) No Oral Changes. No term, covenant or condition of this Agreement can be changed or terminated orally.

                  (c) Successors and Assigns. All of the rights, privileges, remedies and options given to Collateral Agent and Lenders hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Collateral Agent, Lenders and Pledgor. Pledgor may not assign this Agreement to any Person.

                  (d) Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) Expense Reimbursement. Pledgor shall reimburse Collateral Agent for all of Collateral Agent and each Lender's expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of Collateral Agent's legal counsel, accountants and any other third Persons, and all costs and expenses incurred by the Collateral Agent or the Lenders (including attorney's fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) cause the Pledged Shares to be registered under the Act; (iii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement; and (iv) enforce any of Collateral Agent's rights to collect any of the Secured Obligations. Pledgor also agrees to pay, and to save harmless Collateral Agent and each Lender from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement.

                  (f) Injunctive Relief. Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Collateral Agent and Lenders; therefore, Pledgor agrees that Collateral Agent, if Collateral Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  (g) Notices. Except as otherwise provided herein, any notice required hereunder shall be given in the manner and to the party to be notified and its counsel, at the addresses and in the manner provided in the Credit Agreement.

                  (h) Section Headings. Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

                  (i) Time of Essence. Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.

                  20. Survival of Rights, Duties, Etc. No termination or cancellation (regardless of cause or procedure) of the Credit Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged Collateral, or (iii) any of Pledgor's undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been fully paid and satisfied.

                  IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed by an officer thereunto duly authorized as of the date first above written.

                                         DYERSBURG CORPORATION


                                         By:
                                             -----------------------------
                                             William S. Shropshire, Jr.
                                             Executive Vice President,
                                               Chief Financial Officer,
                                               Secretary, and Treasurer

                                SCHEDULE I

Pledged                      Class(es) of      Stock Certificate
Entity                       Stock                 Number(s)          Number of Shares
-------                      -----             -----------------      ----------------
AIH Inc.                     Common            2                      100

Dyersburg Fabrics Inc.       Common            2                      1000

                                   EXHIBIT F-3
                                     FORM OF
                              BOND PLEDGE AGREEMENT



                  THIS PLEDGE AGREEMENT, dated as of August 27, 1997, made by DYERSBURG CORPORATION, a Tennessee corporation (the "Pledgor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, in its capacity as Collateral Agent for the "Lenders" from time to time a party to the Credit Agreement described below (the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor is the record and beneficial owner of all of the Industrial Development Revenue Notes (Dyersburg Fabrics Inc. Project) Series 1993-2 issued by the Industrial Development Board of Dyer County (the "Issuer") in the original principal amount of $7,300,000 (the "Bonds"); and

                  WHEREAS, the Pledgor, the other Borrowers named therein, SunTrust Bank, Atlanta, as agent and collateral agent and the lenders named therein have entered into a Credit Agreement dated as of August 25, 1997 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lenders, subject to the terms and conditions set forth in the Credit Agreement, have agreed to provide certain financial accommodations to the Borrowers;

                  WHEREAS, Pledgor desires to secure its obligation to pay, duly and punctually, the indebtedness evidenced by the Credit Agreement and all other Obligations owing to the Secured Party, the Agent and the Lenders;


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration receipt of which is hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent as follows:

                  1. Pledge. The Pledgor hereby pledges to the Collateral Agent, for the benefit of the Agents and the Lenders, and grants to the Collateral Agent, for the benefit of the Agents and the Lenders a security interest in, all of its right, title and interest in and to the Bonds, as the same may be from time to time issued and delivered to the Pledgor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Bonds (the "Pledged Collateral").

                  2. Security for Obligations. This Agreement and the pledge and security interest granted by the Pledgor to the Collateral Agent, for the benefit of the Agents and the Lenders, hereunder secures the prompt payment by Pledgor in full when due, whether at stated maturity, by acceleration or otherwise, and the performance by Pledgor of
(a) all Obligations of Pledgor to the Agents and the Lenders under the Credit Agreement and the other Credit Documents and (b) all obligations of Pledgor to the Collateral Agent and Lenders hereunder (herein, collectively, the "Obligations"). The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Pledgor under this Agreement, the Credit Agreement or any of the other Credit Documents.

               3. Delivery of Pledged Collateral. The Bonds shall be delivered by the Pledgor to the Collateral Agent simultaneously with the execution and delivery thereof. The Bonds may, at the request of the Collateral Agent, be registered in the name of the Collateral Agent or its designee as pledgee, and all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Collateral Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations as permitted by the Master Purchase Agreement dated as of April 28, 1993, among the Issuer, Dyersburg Fabrics Inc. and the Pledgor (the "Master Purchase Agreement").

               4. Release of Pledged Collateral. Subject to the provisions of Section 9 hereof, the Pledged Collateral shall not be released until all Obligations shall have been paid in full.

               5. Representations and Warranties. The Pledgor represents and warrants that:

                    (a) At or prior to delivery, the Pledgor will be the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                    (b) Upon the delivery of the Pledged Collateral to the
               Collateral Agent pursuant to this Agreement, the pledge of the Pledged Collateral pursuant to this Agreement will create a valid and perfected first priority security interest in the Pledged Collateral, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance created by the Pledgor or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Collateral.

               6. Affirmative Covenants. So long as any Obligations shall remain outstanding, the Pledgor covenants and agrees that, unless the Collateral Agent shall otherwise consent in writing:

                    (a) Upon delivery of any Bond to the Collateral Agent, the
               Pledgor will own the same free and clear of all liens, claims, encumbrances and security interests of any nature whatsoever created by the Pledgor, except for the lien and security interest provided for hereby.

                    (b) The Pledgor will defend the Collateral Agent's position as pledgee of the Bonds against the claims and demands of all persons whomsoever.

                    (c) The Pledgor will provide copies to the Pledgee of any
               demands, notices, certifications or other communications given or received by the Pledgor by any party to any other party under the Master Purchase Agreement or any other document or instrument related to the Bonds.

               7. Negative Covenant. So long as any Obligation shall remain outstanding, the Pledgor will not, without the written consent of the Collateral Agent, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor will it create, incur or permit to exist any affirmative pledge, lien, mortgage, hypothecation, security interest, charge, option or any other affirmative encumbrance with respect to any of the Pledged Collateral, or any part thereof, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

               8. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

               9. Voting Rights; Interest; Etc. So long as no Event of Default or event which, with the giving of notice or time elapse, or both, is reasonably likely to become an Event of Default shall have occurred and be continuing:

                    (a) The Pledgor shall be entitled to exercise, or refrain
               from exercising, any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Credit Document; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that the Pledgor shall give the Collateral Agent at least two days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                    (b) The Pledgor shall be entitled to receive and retain any and all interest paid in respect of the Pledged Collateral, provided, however, that any and all

                         (i) interest paid or payable other than in cash in
                    respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                         (ii) cash paid, payable or otherwise distributed in
                    respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                    (c) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                    (d) Upon the occurrence of an Event of Default or an event which, with the giving of notice or time elapse, or both, would become an Event of Default:

                         (i) All rights of the Pledgor to exercise the voting
                    and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a) and to receive the interest and principal payments which it would otherwise be authorized to receive and retain pursuant to Section 9(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such interest payments.

                         (ii) All interest and principal payments which are
                    received by the Pledgor contrary to the provisions of paragraph (i) of this Section 9(d) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               10. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent the Pledgor's attorney-in-fact, said appointment being coupled with an interest, with full authority in the place and stead of the Pledgor, and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to assure that Pledged Bonds are pledged to the Collateral Agent and the Pledgor's agreements and Obligations hereunder are performed and satisfied, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  11. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent, upon notice to Pledgor, may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 15 hereof.

                  12. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  13. Sale of Collateral. The Pledgor agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or sales of any portion or all of the Pledged Collateral contemplated by Section 14 hereof valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of a breach of any of such covenants and, consequently, agrees that, if the Collateral Agent shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, against release of the Pledged Collateral, an amount equal to the principal amount of the Bonds, plus accrued interest thereon, on the date the Collateral Agent shall demand compliance with this Section.

               14. Remedies upon Default. If any Event of Default shall have occurred and is continuing:

                    (a) The Collateral Agent may exercise in respect of the
               Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the State of Georgia at that time, and the Collateral Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                    (b) Any cash held by the Collateral Agent or on its behalf as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent or on its behalf as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent or on its behalf and remaining after payment and performance in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus promptly, but in any event within two Business Days of the receipt thereof.

               15. Expenses. The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the Collateral Agent nor the Pledgor shall by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Collateral Agent or the Pledgor, as applicable, and then only to the extent therein set forth. A waiver by the Collateral Agent or the Pledgor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or the Pledgor, as applicable, would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of the Collateral Agent or the Pledgor, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and not exclusive of any rights or remedies provided by law.

                  17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered in accordance with the provisions of the Credit Agreement.

                  18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment and performance in full of the Obligations,
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Collateral Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Collateral Agent may, subject to the terms and conditions of the Credit Agreement, assign or otherwise transfer the Credit Agreement and this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon the payment and performance in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. Unless otherwise defined herein, terms defined in Article 9 of the UCC are used herein as therein defined.

                  22. Execution in Counterparts. This Agreement may be executed in separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date and year first above written.

                                   DYERSBURG CORPORATION,
                                   A TENNESSEE CORPORATION


                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                         Officer, Secretary and Treasurer










                    (SIGNATURE PAGE TO BOND PLEDGE AGREEMENT)

                                     Accepted By:


                                     SUNTRUST BANK, ATLANTA, as Collateral Agent


                                     By:
                                         -----------------------------------
                                         Raymond B. King
                                         Vice President


                                     By:
                                         -----------------------------------
                                         Thomas R. Banks
                                         Assistant Vice President








                    (SIGNATURE PAGE TO BOND PLEDGE AGREEMENT)

                                    EXHIBIT G

                                     FORM OF
                               CLOSING CERTIFICATE

         The undersigned, in his or her capacity as a duly authorized officer of DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS INC., a Tennessee corporation and the sole general partner of DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING INC., a Tennessee corporation and the sole general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE, INC., a Tennessee corporation and the sole general partner of IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP") or ALAMAC KNIT FABRICS INC., a Delaware corporation (collectively, the "Borrowers"), respectively, hereby give this certificate to induce SUNTRUST BANK, ATLANTA, a Georgia banking corporation, and the other Lenders party to the Credit Agreement described below (referred to collectively as the "Lenders"), SunTrust Bank, Atlanta as agent for itself and the other Lenders (in such capacity, the "Agent") and SunTrust Bank, Atlanta as collateral agent for itself and the other Lenders (in such capacity, the "Collateral Agent") to consummate certain financial accommodations with the Borrowers pursuant to the terms of the Credit Agreement dated as of even date herewith (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the same meanings assigned to them in the Credit Agreement:

         The undersigned hereby certifies, in his or her representative capacity on behalf of each of the Borrowers, as shown below, to the Agents and the Lenders that:

1. In his or her aforesaid capacity, he or she has knowledge of the business and financial affairs of the relevant Borrower sufficient to issue this certificate and is authorized and empowered to issue this certificate for and on behalf of such Borrower.

2. All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

3. After giving effect to the initial Loans to be made to the Borrowers pursuant to the Credit Agreement, no Default or Event of Default has occurred and is continuing.

4. Since the date of the audited financial statements of the Consolidated Companies described in Section 6.14 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

5. The Advances to be made on the date hereof are being used solely for the purposes provided in the Credit Agreement, and such Advances and use of proceeds thereof will not contravene, violate or conflict with, or involve the Agents, or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to the Borrowers.

6. There is no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of any Borrower, threatened
(i) which reasonably could be expected to have a Materially Adverse Effect, or
(ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its business or assets, or to compel one or more Credit Party to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies.

7. The conditions precedent set forth in Sections 5.01 and 5.02 of the Credit Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Credit Agreement) prior to or concurrently with the making of the initial Loans under the Credit Agreement.

8. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

9. Each of the Credit Parties has the corporate or partnership power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of such Credit Documents. No consents or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

10. Upon the making of the initial Advances pursuant to the Credit Agreement,
(i) all amounts outstanding pursuant to the Existing Senior Notes and the Existing Credit Agreement shall have been paid in full and such agreement shall have been terminated, and (ii) the Transaction shall have been consummated as contemplated by the terms of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate in his or her aforesaid capacity as of this 27th day of August, 1997.



                         -------------------------------------------------
                         William S. Shropshire, Jr.
                         Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Dyersburg Corporation



                         -------------------------------------------------
                         William S. Shropshire, Jr.
                         Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Dyersburg Fabrics Inc., the sole general partner of Dyersburg Fabrics Limited Partnership, I



                         -------------------------------------------------
                         William S. Shropshire, Jr.
                         Secretary and Treasurer of United Knitting
                         Inc., the sole general partner of
                         United Knitting Limited Partnership, I



                         -------------------------------------------------
                         William S. Shropshire, Jr.
                         Executive Vice President, Chief Financial Officer, Secretary and Treasurer of IQUE, Inc., the sole general partner of IQUE Limited Partnership, I



                         -------------------------------------------------
                         William S. Shropshire, Jr.
                         Vice President and Secretary of Alamac
                         Knit Fabrics, Inc.

                                    EXHIBIT I

                                     FORM OF
                             CONTRIBUTION AGREEMENT


                  THIS CONTRIBUTION AGREEMENT dated as of August 27, 1997 (this "Contribution Agreement") by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), each of the other Subsidiaries of Parent listed on SCHEDULE I attached hereto and by this reference made a part hereof (such other Subsidiaries, together with the Revolving Lenders in the case of the Term Loans, the Parent and together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Collateral Agent"), in its capacity as collateral agent for (i) the banks and other lending institutions identified on the signature pages to the Credit Agreement (as defined below) and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"), (ii) SunTrust Bank, Atlanta as "Agent" under the Credit Agreement (the "Agent"), for the purpose of establishing rights and obligations of contribution among the Borrowers and Guarantors in connection with the Guaranty Agreements (as such term is defined below).

                                 R E C I T A L S

                  WHEREAS, the Borrowers, the Lenders, the Agent and the Collateral Agent have entered into that certain Credit Agreement dated as of August 27, 1997 (as so amended and restated and as it may hereafter be amended, modified, or supplemented, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

                  WHEREAS, the Subsidiaries of the Parent listed on Schedule I hereto, together with the Revolving Borrowers (other than DFLP) for the purposes of guaranteeing the obligations of the Term Borrowers, have executed and delivered the Affiliate Guaranty Agreement dated as of even date herewith (the "Affiliate Guaranty") pursuant to which such Guarantors have agreed to guarantee all the obligations of the Borrowers pursuant to the Credit Agreement and all other Guaranteed Obligations (as defined in the Affiliate Guaranty);

                  WHEREAS, Parent and the Collateral Agent have executed and delivered the Parent Guaranty Agreement of even date herewith (the "Parent Guaranty"; the Affiliate Guaranty and the Parent Guaranty referred to collectively as the "Guaranty Agreements") pursuant to which Parent has

Parent Guaranty referred to collectively as the "Guaranty Agreements") pursuant to which Parent has agreed to guarantee, among other things, all obligations of the other Borrowers pursuant to the Credit Agreement, and all other Guaranteed Obligations (as defined in the Parent Guaranty); and

                  WHEREAS, as a result of transactions contemplated by the Credit Agreement, Guarantors will benefit from the Guaranteed Obligations and in consideration thereof desire to enter into this Contribution Agreement to provide a fair and equitable arrangement to make contributions in the event payments are made under the Guaranty Agreements.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, DFLP, each other Guarantor and Collateral Agent hereby agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), Parent and and each other Borrower agree that (a) in the event a payment shall be made by any Guarantor under the Guaranty Agreements in respect of the obligations of Parent or any other Borrower under the terms of the Credit Agreement, Parent or such other Borrower, as the case may be, shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any stock pledge agreement or similar instrument or agreement to satisfy a claim of any Guaranteed Party, Parent or such other Borrower, as the case may be, shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold; provided that, this Section 1 shall not apply to the extent that any Guarantor is jointly and severally liable for any such amount as a Borrower pursuant to the Credit Agreement.

         SECTION 2. Contribution and Subrogation. Each Guarantor agrees (subject to Section 3) that in the event a payment shall be made by any Guarantor under the Guaranty Agreements or assets of any Guarantor shall be sold pursuant to any stock pledge agreement or similar instrument or agreement to satisfy a claim of any Guaranteed Party, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by Parent and/or the other Borrowers as provided in
Section 1, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction, the numerator of which shall be the Consolidated Net Worth of the Contributing Guarantor on the date hereof, and the denominator of which shall be the sum of the Consolidated Net Worth of all the Guarantors on the date hereof. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, (i) all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Guaranteed Obligations (as defined in the Affiliate Guaranty), and (ii) no such rights shall be exercised until all of the Guaranteed Obligations shall have been irrevocably paid in full and the Credit Agreement and Letter of Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to any Guarantor on account of such indemnity, contribution, or subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Parties (as defined in the Guaranty Agreements) and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the Letter of Credit Agreement. No failure on the part of Parent, the Borrowers, or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to the Guaranty Agreements, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under such Guaranty Agreements.

         SECTION 4. Allocation. If at any time there exists more than one Claiming Guarantor with respect to the Guaranty Agreements, then payment from other Guarantors pursuant to this Contribution Agreement shall be allocated among such Claiming Guarantors in proportion to the total amount of money paid for or on account of the Guaranteed Obligations by each such Claiming Guarantor pursuant to the Guaranty Agreements.

         SECTION 5. Preservation of Rights. This Contribution Agreement shall not limit or affect any right which any Guarantor may have against any other Person that is not a party hereto.

         SECTION 6. Subsidiary Payment. The amount of contribution payable under this Contribution Agreement by any Guarantor (other than Parent) with respect to the Guaranty Agreements shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor with respect to the Guaranty Agreements.

         SECTION 7. Asset Sale. If all of the stock of any Guarantor shall be sold or otherwise disposed of (including by merger or consolidation) in an Asset Sale not prohibited by the Credit Agreement or otherwise consented to by the Required Lenders under the Credit Agreement, the agreements of such Guarantor hereunder shall automatically be discharged and released without any further action by such Guarantor and shall be assumed in full by the corporation which prior to such Asset Sale or consent owned the stock of such Guarantor, effective as of the time of such Asset Sale or consent. Parent shall cause any such corporation which is not a Guarantor to become a party to this Contribution Agreement and the Affiliate Guaranty unless otherwise agreed in writing by the Required Lenders.

         SECTION 8. Equitable Allocation. If as a result of any reorganization, recapitalization or other corporate change in Parent or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions governing the Guaranty Agreements or any of the

Guaranteed Obligations, or for any other reason, the contributions under this Contribution Agreement become inequitable, the parties hereto shall promptly modify and amend this Contribution Agreement to provide for an equitable allocation of contributions. All such modifications and amendments shall be in writing and signed by all parties hereto.

         SECTION 9. Asset of Party to Which Contribution and Indemnification Are Owing. The parties hereto acknowledge that the right to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

         SECTION 10. Successors and Assigns; Amendments. This Contribution Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. None of any Guarantor's rights or any interest therein under this Contribution Agreement may be assigned or transferred without the written consent of the Collateral Agent. In the event of any such transfer or assignment of rights by any Guarantor, the rights and privileges herein conferred upon that Guarantor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Contribution Agreement shall not be amended without the prior written consent of the Collateral Agent.

         SECTION 11. Termination. This Contribution Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated as to the Guaranty Agreements, until the Guaranty Agreements have been discharged or otherwise satisfied in accordance with their respective terms.

         SECTION 12. CHOICE OF LAW. THIS CONTRIBUTION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         SECTION 13. Counterparts. This Contribution Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         SECTION 14. Additional Guarantors. Upon execution and delivery, after the date hereof, by the Collateral Agent and a Subsidiary of Parent of an instrument in the form of Annex 1, such Subsidiary of Parent shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         SECTION 15. Severability. In case any provision in or obligation under this Contribution Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to any Guarantor (other than Parent), addressed to it at the address set forth for such party in the Affiliate Guaranty, and if to any other party, at the address set forth for such party in the Credit Agreement. All such notices and other communications shall be given and deemed to have been received as provided by the terms of the Credit Agreement.

         IN WITNESS WHEREOF, Parent, the Borrowers, the other Guarantors, and the Collateral Agent have duly executed this Contribution Agreement as of the day and year first above written.


                            DYERSBURG CORPORATION


                            By:
                                -----------------------------------------
                                William S. Shropshire, Jr.
                                Executive Vice President, Chief Financial
                                  Officer, Secretary and Treasurer


                            DYERSBURG FABRICS LIMITED
                            PARTNERSHIP, I, A TENNESSEE LIMITED PARTNERSHIP

                            By: Dyersburg Fabrics Inc., its sole general partner

                                By:
                                    -----------------------------------------
                                    William S. Shropshire, Jr.
                                    Executive Vice President, Chief Financial
                                      Officer, Secretary and Treasurer


                            UNITED KNITTING LIMITED PARTNERSHIP,
                            I, A TENNESSEE LIMITED PARTNERSHIP

                            By: United Knitting, Inc., its sole general partner

                                By:
                                    -----------------------------------------
                                    William S. Shropshire, Jr.
                                    Secretary and Treasurer







                   (SIGNATURE PAGE TO CONTRIBUTION AGREEMENT)

                            IQUE LIMITED PARTNERSHIP, I,
                            A TENNESSEE LIMITED PARTNERSHIP

                            By: IQUE, Inc., its sole general partner

                                By:
                                     -----------------------------------------
                                     William S. Shropshire, Jr.
                                     Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


                            ALAMAC KNIT FABRICS, INC.


                            By:
                                 ---------------------------------------
                                 William S. Shropshire, Jr.
                                 Vice President and Secretary


                            AIH INC.

                            By:
                                 ---------------------------------------
                                 William S. Shropshire, Jr.
                                 Vice President and Secretary


                            DYERSBURG FABRICS INC.

                            By:
                                 ---------------------------------------
                                 William S. Shropshire, Jr.
                                 Executive Vice President, Chief Financial
                                   Officer, Secretary and Treasurer


                            ALAMAC ENTERPRISES INC.

                            By:
                                 ---------------------------------------
                                 William S. Shropshire, Jr.
                                 Vice President and Secretary






                   (SIGNATURE PAGE TO CONTRIBUTION AGREEMENT)

                                  UNITED KNITTING, INC.

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Secretary and Treasurer


                                   DFIC, INC.

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President


                                   IQUE, INC.

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer


                                   UKIC, INC.

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President


                                   IQUEIC, INC.

                                   By:
                                       -----------------------------------------
                                       William S. Shropshire, Jr.
                                       Vice President






                   (SIGNATURE PAGE TO CONTRIBUTION AGREEMENT)

                                      SUNTRUST BANK, ATLANTA, AS COLLATERAL
                                      AGENT


                                      By:
                                          -----------------------------------
                                          Raymond B. King
                                          Vice President


                                      By:
                                          -----------------------------------
                                          Thomas R. Banks
                                          Assistant Vice President






                   (SIGNATURE PAGE TO CONTRIBUTION AGREEMENT)

                                   SCHEDULE I


                              AFFILIATE GUARANTORS


AIH Inc., a Delaware corporation

Dyersburg Fabrics Inc., a Tennessee corporation

Alamac Enterprises Inc. a Delaware corporation

United Knitting, Inc., a Tennessee corporation

DFIC, Inc., a Delaware corporation

IQUE, Inc., a Tennessee corporation

UKIC, Inc., a Delaware corporation

IQUEIC, Inc., a Delaware corporation

                                     ANNEX 1

                                  SUPPLEMENT TO
                             CONTRIBUTION AGREEMENT


                           SUPPLEMENT NO. ________ dated as of ___________, to
the ONTRIBUTION AGREEMENT dated as of August 27, 1997 (the "Contribution Agreement") by and among Dyersburg Corporation ("Parent"), (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors"), and SunTrust Bank, Atlanta, a Georgia banking corporation, in its capacity as collateral agent ("Collateral Agent") for the banks and other lending institutions (the "Lenders") parties to the Credit Agreement dated as of August 25, 1997 among Parent, the other Borrowers, the Lenders, SunTrust Bank, Atlanta as agents (the "Agent"), and Collateral Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or the Contribution Agreement, as the case may be).

                  Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make the Loans and the Agent to issue the Letters of Credit. Pursuant to Section 7.10 of the Credit Agreement, each Material Subsidiary incorporated in the United States that was not in existence or not a Material Subsidiary or incorporated in the United States on the date thereof is required to enter into the Contribution Agreement as a Guarantor upon becoming a Material Subsidiary of Parent incorporated in the United States. Section 14 of the Contribution Agreement provides that additional Subsidiaries of Parent may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Guarantor") is a Subsidiary of Parent incorporated in the United States and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans, and the Agent to issue additional Letters of Credit, and as consideration for the Loans previously made and Letters of Credit previously issued.

                  Accordingly, Collateral Agent and New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 14 of the Contribution Agreement, New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

                  SECTION 2. This Supplement has been duly authorized, executed and delivered by New Guarantor and constitutes a legal, valid and binding obligation of New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  SECTION 3. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  SECTION 4. This Supplement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Guarantor and Collateral Agent.

                  SECTION 5. Except as expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  SECTION 7. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 16 of the Contribution Agreement. All communications and notices hereunder to New Guarantor shall be given to it at the address set forth under its signature.

                  SECTION 9. New Guarantor agrees to reimburse Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Collateral Agent.

                  IN WITNESS WHEREOF, New Guarantor and Collateral Agent have duly executed this Supplement to the Contribution Agreement as of the day and year first above written.


                                       [NAME OF NEW GUARANTOR]


                                       By:___________________________
                                          Name:
                                          Title:

                                       Address:  ____________________
                                       ______________________________
                                       ______________________________


                                       [COLLATERAL AGENT]


                                       By:___________________________
                                          Name:
                                          Title:


                                       By:___________________________
                                          Name:
                                          Title:

                                    EXHIBIT J

                              DYERSBURG CORPORATION
                           BORROWING BASE CERTIFICATE
                           AS OF ____________________

This Borrowing Base Certificate is furnished to SUNTRUST BANK, ATLANTA, as Agent, pursuant to that certain Credit Agreement dated as of August 27, 1997, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP") or ALAMAC KNIT FABRICS, INC. (collectively, the "Borrowers"), SUNTRUST BANK, ATLANTA, as Agent, SUNTRUST BANK, ATLANTA, as Collateral Agent and the Lender parties thereto (as amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.       I am the duly elected      (officer title)    of each of the Revolving
                                ----------------------
         Borrowers or the sole general partner thereof.

2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 1.01 of the Agreement.

3. No change of name, corporate identity or address of the Chief Executive Office of any of the Revolving Borrowers has occurred.

4. I have reviewed the terms of the Credit Agreement and, pursuant to such review, I have no knowledge of the existence of any condition or event which would constitute a Default or Event of Default, except as set forth below (detailing the nature of the condition of event, the period during which it has existed and the action which any Borrower has taken, is taking, or proposes to take with respect to each such condition of event):

         --------------------------------------------------------------------
         --------------------------------------------------------------------
         --------------------------------------------------------------------.

5.       All of the Eligible Inventory is located at one of the Collateral
         Locations.

6. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.


                          By: _________________________________________
                              Name:
                              ______________________, of Dyersburg
                              Fabrics Inc., the sole general partner of
                              Dyersburg Fabrics Limited Partnership, I


                          By: _________________________________________
                              Name:
                              ______________________, of United Knitting
                              Inc., the sole general partner of
                              United Knitting Limited Partnership, I



                          By: _________________________________________
                              Name:
                              ______________________, of IQUE, Inc., the sole
                              general partner of IQUE  Limited Partnership, I


                          By: _________________________________________
                              Name:
                              ______________________, of Alamac
                              Knit Fabrics, Inc.

                                   SCHEDULE 1
                              DYERSBURG CORPORATION
                                 BORROWING BASE

                           DATED AS OF ______________

                                COLLATERAL VALUE

A.       Greige

         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                     $_______________
B.       Finished Goods
         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                                           $____________
C.       Yarn
         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                     $________________

D.       Thread
         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                     $________________
E.       Other (Specify)___________                               $____________
         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                     $________________
F.       Less: Ineligible Inventory         $(_______________)
         1. DFLP                                                  $____________
         2. UKLP                                                  $____________
         3. IQLP                                                  $____________
         4. Alamac                                                $____________
                  TOTAL                     $________________

         TOTAL ELIGIBLE INVENTORY                                 $____________

         ADVANCE RATE                             X 50%

INVENTORY BORROWING BASE                                          $____________

                              ACCOUNTS RECEIVABLES

A.       Total Receivables
1. DFLP                                                  $________________
2. UKLP                                                  $________________
3. IQLP                                                  $________________
4. Alamac                                                $________________
         TOTAL                     $_______________
B.       Less:  Returns
1. DFLP                                                  $________________
2. UKLP                                                  $________________
3. IQLP                                                  $________________
4. Alamac                                                $________________
         TOTAL                     $_______________                       %
C.       Less:  Ineligible Receivables

1. DFLP                                                  $________________
2. UKLP                                                  $________________
3. IQLP                                                  $________________
4. Alamac                                                $________________
         TOTAL                     $_______________
D.       Total Eligible Receivables
1. DFLP                                                  $________________
2. UKLP                                                  $________________
3. IQLP                                                  $________________
4. Alamac                                                $________________
         TOTAL                     $_______________

                           TOTAL ELIGIBLE ACCOUNTS       $_______________
                           ADVANCE RATE      X 85%
         RECEIVABLES BORROWING BASE                               $____________
LESS:             TOTAL BORROWING BASE                            $____________
LESS:             REVOLVER OUTSTANDINGS

                  1. DFLP                           $_______________
                  2. UKLP                           $_______________
                  3. IQLP                           $_______________
                  4. Alamac                         $_______________
                           TOTAL                    $(______)_______
                  TOTAL AVAILABLE CREDIT                     $____________

                                    EXHIBIT K

                                     FORM OF
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT


                  ASSIGNMENT AND ACCEPTANCE AGREEMENT (the "Assignment Agreement") dated as of ___________________, between ___________________________________________________________ ("Assignor") and
__________________________________ ("Assignee"). All capitalized terms used herein and not
otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, Assignor is a party to a Credit Agreement, dated as of August 27, 1997 (as amended to the date hereof, the "Credit Agreement"), among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), various financial institutions (including Assignor, the "Lenders"), SunTrust Bank, Atlanta, as Agent for the Lenders (the "Agent") and SunTrust Bank, Atlanta as Collateral Agent for the Lenders (the "Collateral Agent"); and

                  WHEREAS, Assignor has (i) a Revolving Loan Commitment of $___________ under the Credit Agreement pursuant to which it has made outstanding Revolving Advances of $______________ and Swing Line Exposure of $______________ and L/C Exposure of $____________________; and (ii) a Term Loan
of $_______________ outstanding under the Credit Agreement;

                  WHEREAS, Assignor and Assignee wish Assignor to assign to Assignee its rights under the Credit Agreement with respect to a portion of its Revolving Loan Commitment and of its outstanding Revolving Advances, Swing Line Exposure and L/C Exposure thereunder, as well as a portion of its Term Loan; and

                  WHEREAS, Assignor and Assignee wish Assignee to assume the obligations of Assignor under the Credit Agreement to the extent of the rights so assigned;

                  NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

              1. Assignment. Assignor hereby assigns to Assignee, without recourse, or representation or warranty (other than expressly provided herein) and subject to Section 5 hereof, ___% as the

"Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Credit Agreement relating to Assignor's Revolving Loan Commitment, including with respect to Assignee's Share of the Revolving Advances, heretofore made by the Assignor under the Revolving Loan Commitment and Assignee's Share of the Assignor's Swing Line Exposure and L/C Exposure pursuant to the Credit Agreement, as well as Assignee's Share of Assignor's Term Loans outstanding pursuant to the Credit Agreement. The dollar amount of Assignee's Share of Assignor's Revolving Loan Commitment is $__________, the dollar amount of Assignee's Share of Assignor's outstanding Revolving Advances under the Revolving Loan Commitment is $__________, the dollar amount of Assignee's Share of the Assignor's Swing Line Exposure is $_________________, the dollar amount of Assignee's Share of the Assignor's L/C Exposure is $___________________ and the dollar amount of the Assignee's Share of the Assignor's Term Loan is $_________________.

         2. Assumption. Assignee hereby assumes from Assignor all of Assignor's obligations arising under the Credit Agreement relating to Assignee's Share of Assignor's Revolving Loan Commitment and of the Revolving Advances, Swing Line Exposure and L/C Exposure outstanding thereunder, as well as Assignee's Share of the Term Loans. It is the intent of the parties hereto that Assignor shall be released from all of its obligations under the Credit Agreement relating to Assignee's Share.

         3. Assignments; Participations. Assignee may not assign all or any part of the rights granted to it hereunder. Assignee may sell or grant participations in all or any part of the rights granted to it hereunder in accordance with the provisions of Section 11.06 of the Credit Agreement.

         4. Payment of Interest and Fees to Assignee.

            (a) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignor receives or collects any payment of interest on any Advance attributable to Assignee's Share or any payment of the Commitment Fee or Letter of Credit Fees or Bond Letter of Credit Fees attributable to Assignee's Share, Assignor shall distribute to Assignee such payment but only to the extent such interest or fee accrued after the Assignment Effective Date (as hereinafter defined).

            (b) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignee receives or collects any payment of interest on any Advance or any payment of the Commitment Fee, Letter of Credit Fee or Bond Letter of Credit Fee which, in any such case, is required to be paid to Assignor pursuant to clause (a) above, Assignee shall distribute to Assignor such payment.

         5. Payments on Assignment Effective Date. In consideration of the assignment by Assignor to Assignee of Assignee's Share of Assignor's outstanding Revolving Loan Commitment and Advances as set forth above, Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment Effective Date which represents Assignee's Share of the principal amount of the respective Advances made by Assignor pursuant to the Revolving Loan Commitment and Term Loans, in each case, as outstanding on the Assignment Effective Date.

         6. Effectiveness. (a) This Assignment Agreement shall become effective on the date (the "Assignment Effective Date") (which is at least five days after the date hereof) on which (i) Assignor and Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of Assignee, shall have delivered same to Assignor, (ii) the Borrowers shall have consented hereto, (iii) a copy of the fully executed Assignment, a fee of $3,000 and the Notes evidencing the Revolving Loan Commitment and Term Loans assigned hereby shall have been delivered to the Agent, and (iv) Assignee shall have paid to Assignor the amount set forth in Section 5.

            (b) It is agreed that all interest on any Advance attributable to Assignee's Share and all fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee in accordance with Section 1.12 of the Credit Agreement.

         7. Amendment of Credit Agreement. On the Assignment Effective Date the Credit Agreement shall be amended by deeming the signature of Assignee herein as a signature to the Credit Agreement. The Assignee shall be deemed a "Lender" for all purposes under the Credit Agreement and shall be subject to and shall benefit from all of the rights and obligations of a Lender under the Credit Agreement. The address of the Assignee for notice purposes shall be as set forth below, and the Credit Agreement shall be amended by deeming such signature page and address to be included thereon. Without limiting the generality of the foregoing, Assignee agrees that it will perform its obligations as a Lender under the Credit Agreement as required by the terms thereof and Assignee appoints and authorizes the Agents to take such actions as Agents on its behalf and exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agents by the terms of the Credit Agreement and the other Credit Documents, together with such powers as are reasonably incidental thereto.

         8. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other party as follows:

            (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement;

            (b) the making and performance by it of this Assignment Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

            (c) this Assignment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

            (d) all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Assignment Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment Agreement.

         9. Expenses. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Assignment Agreement.

         10. Miscellaneous. (a) Assignor shall not be responsible to Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Credit Agreement, the Notes, the Guaranty Agreements or any Security Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of the Borrowers or any Guarantor to Assignor or Assignee in connection with the Credit Agreement, the Notes, the Guaranty Agreements, the Security Documents and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in the Credit Agreement, the Notes, the Guaranty Agreements or any Security Document or as to the use of the proceeds of the Advances or as to the existence or possible existence of any event which constitutes an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default.

             (b) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrowers and each Guarantor in connection with the making of the Advances and the assignment of Assignee's Share of Assignor's Revolving Loan Commitments and of Assignor's Revolving Advances and Term Loans to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Borrowers and each Guarantor. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of the Borrowers or any Guarantor.

             (c) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

             (d) No term or provision of this Assignment Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

             (e) This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

             (f) The Assignor may at any time or from time to time grant to others assignments or participations in its Revolving Loan Commitments or the Advances or the Term Loans but not in the portions thereof assigned to Assignee pursuant to this Assignment Agreement. The Assignor represents and warrants that it has not at any time prior to the Assignment Effective Date encumbered or assigned the portion of its Revolving Loan Commitments or Advances or Term Loans being assigned hereunder.

             (g) All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its address as designated in the Credit Agreement, and, if payable to the Assignee, to the account of the Assignee's address, as designated on the signature page hereof.

             (h) This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Assignment Agreement without the prior consent of the other party.

             (i) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

             (j) The Assignee acknowledges receipt of copies of the documents received in connection with the transactions contemplated by the Credit Agreement and this Assignment Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                       [NAME OF ASSIGNOR]


                                       By:
                                           ------------------------------
                                            Title:


Assignee's Share of                    [NAME OF ASSIGNEE]
Revolving Loan Commitment:

$                                      By:
 ------------------                        ------------------------------
                                            Title:
Assignee's Share of
Term Loans:

$
 ------------------

Address:


-------------------------
-------------------------
-------------------------


Tel. No:
         ---------------
Fax No:
         ---------------

CONSENTED TO AS OF THE
DATE SET FORTH ABOVE:

DYERSBURG CORPORATION


By:
   ------------------------------
     Name:
          -----------------------
     Title:
          -----------------------

DYERSBURG FABRICS LIMITED
PARTNERSHIP, I, a Tennessee Limited Partnership

By:     Dyersburg Fabrics Inc., its sole general partner

        By:
            ------------------------------
            Name:
                 -------------------------
            Title:
                 -------------------------

UNITED KNITTING LIMITED PARTNERSHIP, I,
a Tennessee limited partnership

By:     United Knitting, Inc., its sole general partner

        By:
            ------------------------------
            Name:
                 -------------------------
            Title:
                 -------------------------


IQUE LIMITED PARTNERSHIP, I,
a Tennessee limited partnership

By:     IQUE, Inc., its sole general partner

        By:
            ------------------------------
            Name:
                 -------------------------
            Title:
                 -------------------------


ALAMAC KNIT FABRICS, INC.

By:
   ------------------------------
   Name:
        -------------------------
   Title:
        -------------------------

SUNTRUST BANK, ATLANTA,
as Agent and Collateral Agent


By:
   ------------------------------
   Name:
        -------------------------
   Title:
        -------------------------


By:
   ------------------------------
   Name:
        -------------------------
   Title:
        -------------------------